File No. __________

As filed with the SEC on August 7, 2019

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No.  __

(Check appropriate box or boxes)

FEDERATED MDT SERIES

(Exact Name of Registrant as Specified in Charter)

1-800-341-7400

(Area Code and Telephone Number)

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Copies to:

Thomas Early, Esquire

Goodwin Procter LLP

601 S. Figueroa St.

41st Floor

Los Angeles, CA 90017

Approximate Date of Proposed Public Offering: As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered:

Class A Shares, Class C Shares and Institutional Shares, without par value, of Federated MDT Balanced Fund,

Class A Shares, Class C Shares and Institutional Shares, without par value, of Federated MDT All Cap Core Fund,

Class A Shares, Class C Shares and Institutional Shares, without par value, of Federated MDT Large Cap Growth Fund,

Class A Shares, Class C Shares, Class R6 Shares and Institutional Shares, without par value, of Federated MDT Small Cap Growth Fund,

Class A Shares, Class C Shares, Class R6 Shares and Institutional Shares, without par value, of Federated MDT Small Cap Core Fund,

Each a series of the Registrant

It is proposed that this filing will become effective

On September 6, 2019 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Prospectus/Proxy Statement

PNC Balanced Allocation Fund

PNC Multi-Factor All Cap Fund

PNC Multi-Factor Large Cap Growth Fund

PNC Multi-Factor Small Cap Growth Fund

PNC Multi-Factor Small Cap Core Fund

PNC Multi-Factor Small Cap Value Fund

PNC Small Cap Fund

Voting only takes a few minutes and your participation is important! We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you decide on the vote. Thank you in advance for your vote.

Each of the above-referenced series of PNC Funds (each a “PNC Fund”) will hold a special meeting of shareholders on November 5, 2019. The meeting will be held at the offices of PNC Capital Advisors, LLC located at One East Pratt Street, 5th Floor, Baltimore, MD 21202 at 11:00 a.m. (Eastern time). Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.

Why am I being asked to vote?

Certain mutual funds are required to obtain shareholders’ votes for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder of record as of August 7, 2019, you have a right to vote on these events, and we urge you to do so at your earliest convenience. A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?

It is proposed that each PNC Fund reorganize into a corresponding Federated fund (each a “Federated Fund,” and, together with each PNC Fund, the “Funds”) with generally substantially similar investment objectives and strategies (each a “Reorganization”). PNC Capital Advisors, LLC (the “PNC Funds Adviser”) also advises other mutual funds that are not part of this Prospectus/Proxy Statement. Shareholders of those other PNC funds are voting on a similar proposal that involves their PNC fund reorganizing into a corresponding fund in the Federated family of funds, as described in separate prospectuses/proxy statements. Accordingly, if you own shares of other PNC funds not included in this Prospectus/Proxy Statement, you may receive more than one prospectus/proxy statement. Each Reorganization is conditioned on the approval of all the other reorganizations, including those that are not part of this Prospectus/Proxy Statement, but the PNC Funds Adviser and the Federated Funds Adviser (as defined below) may seek to cause the Funds to waive this condition under the Agreement and Plan of Reorganization to allow for any reorganization to proceed independent of the approval of any other reorganization.

Why has the Board of Trustees recommended that I vote in favor of the Reorganizations?

•	The Board of Trustees of PNC Funds (the “Reorganizing Funds Trust”) recommends you vote in favor of the proposal because it believes that each Reorganization is in the best interests of each PNC Fund.
•	The PNC Funds Adviser has informed the Board of Trustees of the Reorganizing Funds Trust that the Reorganizations are proposed for strategic and financial reasons.
•	Federated Investors, Inc. and its various subsidiaries, the advisers to the Federated Funds (each a “Federated Funds Adviser”), believe that the investment objectives, policies, risks and limitations of each PNC Fund and its corresponding surviving Federated Fund are generally substantially similar when compared to the PNC Funds and that the Federated Funds have competitive expense ratios and historically better performance for most of the Funds.
•	The Federated Funds Adviser also believes the Reorganizations could result in larger, more viable Funds with the potential for greater efficiencies and investment opportunities over time, all of which may benefit the performance of each Federated Fund over time.
•	After the Reorganization, shareholders of each PNC Fund (as shareholders of its corresponding Federated Fund) will have the opportunity to: 1) continue to pursue a generally substantially similar investment strategy through a reorganization expected to be tax-free of the PNC Fund into a comparable Federated Fund; (2) remain part of a larger family of mutual funds managed by investment advisers that have extensive investment management resources and experience; and (3) invest in a Federated Fund that is larger than the applicable PNC Fund, which could provide benefits to shareholders.

Please see the section entitled “Summary—Reasons for the Proposed Reorganizations” in the Prospectus/Proxy Statement for more information.

Who is the investment adviser to the Federated Funds?

Federated Investors, Inc. is one of the largest investment management organizations in the United States. Through its advisory subsidiaries, Federated advises 130 funds and manages approximately $502.2 billion in assets under management as of June 30, 2019. Federated has provided asset management services for institutional and individual investors since 1955. (Please refer to “Summary – Fund Management” in the enclosed Prospectus/Proxy Statement for more information.)

How will the Reorganizations affect my investment?

•	Each Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
•	The cash value of your investment is not expected to change materially as a result of the Reorganization and you will not have to pay any sales charge in connection with the transfer of your assets. You will receive a number of shares of the corresponding surviving Federated Fund based on the net asset value of the PNC Fund shares that you own at the time of the Reorganization. Because the values of the assets of each PNC Fund will be determined for these purposes in accordance with the corresponding Federated Fund’s valuation procedures (and not the PNC Funds’ valuation procedures), there can be no guarantee that there will not be differences in valuation between the value of your investment immediately before the Reorganization (calculated using the PNC Funds’ valuation procedures) and the value of your investment immediately after the Reorganization.
•	Each PNC Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable.
•	Shareholders of the PNC Fund who receive Class A Shares of the applicable Federated Fund will be subject to a sales load on future purchases of Class A Shares unless such shareholder qualifies for a waiver from such sales load. Shareholders of the PNC Fund who receive Class C Shares of the applicable Federated Fund will be subject to a deferred sales charge on future purchases of Class C Shares unless such shareholder qualifies for a waiver from such deferred sales charge.
If you own shares of:	You will receive shares of:
PNC Balanced Allocation Fund Class A Class C Class I	Federated MDT Balanced Fund Class A Class C Institutional Shares
PNC Multi-Factor All Cap Fund Class A Class C Class I	Federated MDT All Cap Core Fund Class A Class C Institutional Shares
PNC Multi-Factor Large Cap Growth Fund Class A Class C Class I	Federated MDT Large Cap Growth Fund Class A Class C Institutional Shares
PNC Multi-Factor Small Cap Growth Fund Class A Class C Class I Class R6	Federated MDT Small Cap Growth Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Core Fund Class A Class C Class I Class R6	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Value Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares
PNC Small Cap Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares

When will the Reorganizations occur?

Assuming shareholder approval is obtained with respect to each PNC Fund, each Reorganization is currently expected to occur after the close of business on or about November 15, 2019.

Who will pay for the Reorganizations?

The Agreement and Plan of Reorganization by and between the Reorganizing Funds Trust, a Delaware statutory trust, on behalf of each of the PNC Funds and Federated MDT Series, a Massachusetts business trust, on behalf of its Federated Funds series provide that the PNC Funds and the Federated Funds will not bear any reorganization expenses associated with their participation in the Reorganizations, except (i) the Federated Funds shall bear expenses associated with the qualification of shares of the Federated Funds for sale in the various states; and (ii) to the extent that any transition of portfolio securities is required in connection with the Reorganizations, a Fund may incur transaction expenses associated with the transfer or sale and purchase of portfolio securities. (Please refer to “Information About the Reorganizations – Costs of Reorganizations” in the enclosed Prospectus/Proxy Statement for further information.)

What should I do in connection with the Reorganizations?

Please vote your shares today. If the Reorganization for your PNC Fund is approved and consummated, you will receive shares of the corresponding Federated Fund. Please do not attempt to make the exchange yourself.

How do I vote?

There are several ways in which you can cast your vote:

•	Online: Use the web address on the enclosed ballot;
•	Telephone: Use the toll-free telephone number on the enclosed ballot;
•	Mail: Complete and return the enclosed ballot in the enclosed postage paid envelope; or
•	In person: At the meeting to be held on November 5, 2019

If you:

1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone or other means to request that you cast your vote.

Whom do I call if I have questions about this Prospectus/Proxy Statement?

Please don’t hesitate to contact your Investment Professional or call PNC Funds toll-free at 1-800-622-3863 or the proxy solicitor toll-free at 855-486-7907.

Thank you in advance for your vote.

Recommendations of the Boards of Trustees:

After careful consideration, the Board of Trustees of the PNC Funds has unanimously approved this proposal with respect to each PNC Fund. The Board of Trustees of the Federated Funds have also unanimously approved this proposal with respect to each Federated Fund. The Board of Trustees of the PNC Funds recommends that you read the enclosed materials carefully and vote FOR the proposal.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

PNC Funds

PNC Balanced Allocation Fund

PNC Multi-Factor All Cap Fund

PNC Multi-Factor Large Cap Growth Fund

PNC Multi-Factor Small Cap Growth Fund

PNC Multi-Factor Small Cap Core Fund

PNC Multi-Factor Small Cap Value Fund

PNC Small Cap Fund

To be held November 5, 2019

A Special Meeting of Shareholders (the “Special Meeting”) of each of the funds listed above (each a “PNC Fund” or a “Reorganizing Fund”) will be held at 11:00 a.m. (Eastern time) on November 5, 2019, at the offices of PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202. At the Special Meeting, shareholders will consider the following proposal with respect to each Reorganizing Fund:

1.	To approve an Agreement and Plan of Reorganization pursuant to which a Federated fund (each, a “Federated Fund” or a “Surviving Fund”) would acquire all or substantially all of the assets (except certain deferred or prepaid expenses, and certain amounts reserved for payment of a PNC Fund’s liabilities recorded on the PNC Fund’s books) of the corresponding PNC Fund as set forth in the chart below, in exchange for the shares of the applicable share class(es) of the Federated Fund to be distributed pro rata to shareholders of the corresponding class(es) by the corresponding PNC Fund, in complete liquidation, dissolution and termination of the PNC Fund.
If you own shares of:	You will receive shares of:
PNC Balanced Allocation Fund Class A Class C Class I	Federated MDT Balanced Fund Class A Class C Institutional Shares
PNC Multi-Factor All Cap Fund Class A Class C Class I	Federated MDT All Cap Core Fund Class A Class C Institutional Shares
PNC Multi-Factor Large Cap Growth Fund Class A Class C Class I	Federated MDT Large Cap Growth Fund Class A Class C Institutional Shares
PNC Multi-Factor Small Cap Growth Fund Class A Class C Class I Class R6	Federated MDT Small Cap Growth Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Core Fund Class A Class C Class I Class R6	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Value Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares
PNC Small Cap Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares

PNC Capital Advisors, LLC (the “PNC Funds Adviser”) also advises other mutual funds that are not part of this Prospectus/Proxy Statement. Shareholders of those other PNC funds are voting on a similar proposal that involves their PNC fund reorganizing into a corresponding fund in the Federated family of funds, as described in separate prospectuses/proxy statements. Accordingly, if you own shares of other PNC funds not included in this Prospectus/Proxy Statement, you may receive more than one prospectus/proxy statement. Each Reorganization is conditioned on the approval of all the other reorganizations, including those that are not part of this Prospectus/Proxy Statement, but the PNC Funds Adviser and the Federated Funds Adviser may seek to cause the Funds to waive this condition under the Agreement and Plan of Reorganization to allow for any reorganization to proceed independent of the approval of any other reorganization.

Please take some time to read the enclosed combined Prospectus/Proxy Statement. It discusses the proposal in more detail. If you were a shareholder as of the close of business on August 7, 2019, you may vote at the Special Meeting or at any adjournment or postponement of the Special Meeting. You are welcome to attend the Special Meeting in person. If you cannot attend in person, please vote by mail, telephone or online via the internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call 855-486-7907. It is important that you vote. The Board of Trustees of each PNC Fund recommends that you vote FOR the proposal.

By order of the Board of Trustees, /s/ Jennifer Spratley

Jennifer Spratley
President
August 7, 2019

PROSPECTUS/PROXY STATEMENT

SEPTEMBER 6, 2019

RELATING TO THE ACQUISITION OF THE ASSETS OF

PNC FUNDS

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Telephone No.: 1-800-622-3863

BY AND IN EXCHANGE FOR SHARES OF

CERTAIN FEDERATED FUNDS

4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes reorganizations (each a “Reorganization” and, collectively, the “Reorganizations”) each to be effected pursuant to an Agreement and Plan of Reorganization (the “Plan”), upon which shareholders of the PNC Funds (as described below) will be asked to vote at a Special Meeting to be held at the offices of PNC Capital Advisors, LLC located at One East Pratt Street, 5th Floor, Baltimore, MD 21202, at 11:00 a.m. (Eastern time), on November 5, 2019. If approved by shareholders and all conditions are met or waived, the Reorganizations will be consummated on or about November 15, 2019 (the “Closing Date”). Under the Plan, the portfolios (each, a “PNC Fund” or “Reorganizing Fund” and collectively the “PNC Funds” or “Reorganizing Funds”) of PNC Funds (the “Reorganizing Funds Trust”) as described in the chart below, will transfer all or substantially all of their assets (except certain deferred or prepaid expenses, and certain amounts reserved for payment of the PNC Fund’s liabilities recorded on the PNC Fund’s books) to certain Federated funds (each a “Federated Fund” or “Surviving Fund” and collectively, as applicable, the “Federated Funds” or “Surviving Funds”) in exchange for shares of the respective Federated Funds as set forth in the chart below:

Reorganizing Fund (each a series of the Reorganizing Funds Trust)	Surviving Fund (each a series of Federated MDT Series)
PNC Balanced Allocation Fund Class A Class C Class I	Federated MDT Balanced Fund Class A Class C Institutional Shares
PNC Multi-Factor All Cap Fund Class A Class C Class I	Federated MDT All Cap Core Fund Class A Class C Institutional Shares
PNC Multi-Factor Large Cap Growth Fund Class A Class C Class I	Federated MDT Large Cap Growth Fund Class A Class C Institutional Shares
PNC Multi-Factor Small Cap Growth Fund Class A Class C Class I Class R6	Federated MDT Small Cap Growth Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Core Fund Class A Class C Class I Class R6	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Value Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares
PNC Small Cap Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares

The PNC Funds and the Federated Funds are sometimes referred to individually as a “Fund” and, collectively, as applicable, the “Funds.”

The Proposal is as follows:

1.	To approve an Agreement and Plan of Reorganization pursuant to which a Federated Fund would acquire all or substantially all of the assets (except certain deferred or prepaid expenses, and certain amounts reserved for payment of the PNC Fund’s liabilities recorded on the PNC Fund’s books) of the corresponding PNC Fund (as set forth in the chart above), in exchange for the shares of the applicable share class(es) of the Federated Fund to be distributed pro rata to shareholders of the corresponding class(es) by the corresponding PNC Fund, in complete liquidation, dissolution and termination of the PNC Fund.

The form of the Plan is attached as Annex A. Under the Plan, each PNC Fund will transfer all or substantially all of its assets (except certain deferred or prepaid expenses shown as an asset on the books of the PNC Fund, which currently are not expected to be material in amount when each Reorganization is consummated on the Closing Date, and amounts reserved for payment of the PNC Fund’s liabilities recorded on the PNC Fund’s books on or before the Closing Date) to the corresponding Federated Fund in exchange for shares of the applicable share class(es) of the corresponding Federated Funds. The shares of the corresponding Federated Funds then will be distributed pro rata to shareholders of the corresponding class(es) by the PNC Fund in complete liquidation, dissolution and termination of the PNC Fund. The Federated Funds are expected to be the legal and accounting survivors in the Reorganizations. Each PNC Fund has generally substantially similar investment objectives and principal investment strategies as compared with its corresponding Federated Funds. Please refer to “Summary – Comparison of Investment Objectives and Policies” in the Prospectus/Proxy Statement for a detailed comparison of the PNC Funds’ and Federated Funds’ investment objectives and investment strategies. After a liquidating distribution is made by a PNC Fund, the PNC Fund will have no shares of beneficial interest outstanding. The PNC Funds may stop accepting new accounts on or about November 8, 2019 and investments from existing accounts on or about November 14, 2019 in order to facilitate the transfer of portfolio securities to the Federated Funds as part of the Reorganizations. After the liquidation of the PNC Funds described above, the PNC Funds’ affairs will be wound down and the PNC Funds’ existence dissolved and terminated in accordance with applicable law and other applicable requirements. The Reorganizations will result in a complete liquidation, dissolution and termination of the PNC Funds. If shareholders of any PNC Fund fail to approve its Reorganization, the Board of Trustees of PNC Funds will consider what other actions, if any, may be appropriate.

For a comparison of the investment objectives, policies and risks of the PNC Funds and the Federated Funds, see “Summary – Comparison of Investment Objectives and Policies” and “Summary – Comparison of Investment Risks.” Information concerning shares of the Federated Funds as compared to shares of the PNC Funds is included in this Prospectus/Proxy Statement in the sections entitled “Summary – Comparative Fee Tables,” and “Information About the Reorganizations – Description of the PNC Funds and the Federated Funds and Capitalization.”

The Board of Trustees of the PNC Funds determined that participation by each PNC Fund in its respective Reorganization is in the best interests of such PNC Fund. The Board of Trustees of the Federated Funds also determined that participation by each Federated Fund in its respective Reorganization is in the best interests of such Federated Fund. Information on the rationale for the Reorganizations is included in this Prospectus/Proxy Statement in the section entitled “Summary – Reasons for the Proposed Reorganizations.” For purposes of this Prospectus/Proxy Statement, the Board of Trustees of the PNC Funds and the Board of Trustees of the Federated Funds are each referred to, as applicable, as the “Board.”

Federated MDT Large Cap Growth Fund, Federated MDT Balanced Fund, Federated MDT All Cap Core Fund, Federated MDT Small Cap Growth Fund and Federated MDT Small Cap Core Fund are managed by Federated MDTA LLC (the “Federated Funds Adviser”) and the Federated Funds Adviser is an indirect wholly-owned subsidiary of Federated Investors, Inc. (“Federated”). PNC Multi-Factor Large Cap Growth Fund, PNC Balanced Allocation Fund, PNC Multi-Factor All Cap Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Small Cap Fund, PNC Multi-Factor Small Cap Core Fund and PNC Multi-Factor Small Cap Value Fund are managed by PNC Capital Advisors, LLC (the “PNC Funds Adviser”).

The PNC Funds Adviser also advises other mutual funds that are not part of this Prospectus/Proxy Statement. Shareholders of those other PNC funds are voting on a similar proposal that involves their PNC fund reorganizing into a corresponding fund in the Federated family of funds, as described in separate prospectuses/proxy statements. Accordingly, if you own shares of other PNC funds not included in this Prospectus/Proxy Statement, you may receive more than one prospectus/proxy statement.

Each Reorganization is conditioned on the approval of all the other reorganizations, including those that are not part of this Prospectus/Proxy Statement, but the PNC Funds Adviser and the Federated Funds Adviser may seek to cause the Funds to waive this condition under the Plan to allow for any reorganization to proceed independent of the approval of any other reorganization.

The Reorganizations are expected to be tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the federal income tax consequences of the Reorganizations, see “Summary – Tax Consequences.”

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing and it should be read and retained by investors for future reference.

Additional information about the Funds is available in the following documents:

•	Prospectuses for the PNC Funds and the Federated Funds;
•	Annual and Semi-Annual Reports to shareholders of the PNC Funds and the Federated Funds;
•	Statements of Additional Information (“SAIs”) for the PNC Funds and the Federated Funds; and
•	SAI dated September 6, 2019 relating to this Prospectus/Proxy Statement.

Annex B contains a list of the specific prospectuses, SAIs and shareholder reports incorporated by reference into this Prospectus/Proxy Statement.

Copies of these materials and other information about the PNC Funds and the Federated Funds may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. Reports and other information about the PNC Funds and the Federated Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information by electronic request, after paying a duplicating fee, to the following e-mail address: publicinfo@sec.gov.

Proxy materials, reports, and other information filed by PNC Funds can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., and at certain regional offices. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

Shareholders of record of the PNC Funds as of August 7, 2019 (the “Record Date”) are entitled to receive this Prospectus/Proxy Statement and to vote at the Special Meeting.

An investment in the Funds is not a deposit of PNC Bank, N.A. (“PNC”), the parent company of the PNC Funds Adviser, or Federated and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency, PNC or any other bank, or Federated. An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS

Page

SUMMARY	1
REASONS FOR THE PROPOSED REORGANIZATIONS	2
TAX CONSEQUENCES	6
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES	7
COMPARISON OF INVESTMENT RISKS	16
COMPARISON OF INVESTMENT LIMITATIONS	20
COMPARATIVE FEE TABLES	21
COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION	30
FINANCIAL HIGHLIGHTS	40
INVESTMENT ADVISER	42
INVESTMENT ADVISORY FEES AND OTHER FEES/EXPENSES	43
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES	48
DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES	52
INFORMATION ABOUT THE REORGANIZATIONS	56
DESCRIPTION OF THE AGREEMENTS AND PLANS OF REORGANIZATION	56
AGREEMENT AMONG FEDERATED, PARENT AND THE PNC FUNDS ADVISER	57
COSTS OF THE REORGANIZATION	57
DESCRIPTION OF THE PNC FUNDS AND FEDERATED FUNDS CAPITALIZATION	59
FEDERAL INCOME TAX CONSEQUENCES	62
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS	63
INFORMATION ABOUT PNC FUNDS AND FEDERATED FUNDS	63
WHERE TO FIND ADDITIONAL INFORMATION	63
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING	63
PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING	64
SHARE OWNERSHIP OF THE FUNDS	65
INTERESTS OF CERTAIN PERSONS	69
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY	69
ANNEX A FORMS OF AGREEMENTS AND PLANS OF REORGANIZATION	A-1
ANNEX B DOCUMENTS INCORPORATED BY REFERENCE	B-1
ANNEX C COMPARISON OF INVESTMENT OBJECTIVE AND STRATEGIES	C-1
ANNEX D PRINCIPAL INVESTMENT RISKS	D-1
ANNEX E COMPARISON OF INVESTMENT LIMITATIONS	E-1
ANNEX F FINANCIAL HIGHLIGHTS	F-1
ANNEX G SUMMARY OF RIGHTS OF SHAREHOLDERS	G-1

SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.

If the proposed Reorganizations are approved, under the Plan, each PNC Fund will transfer all or substantially all of its assets (except certain deferred or prepaid expenses shown as an asset on the books of the PNC Fund, which currently are not expected to be material in amount when each Reorganization is consummated on the Closing Date (as defined below), and amounts reserved for payment of the PNC Fund’s liabilities recorded on the PNC Fund’s books on or before the Closing Date) to the corresponding Federated Funds in exchange for shares of the applicable share class(es) of the corresponding Federated Fund (as set for in the below table). The shares of the corresponding Federated Fund then will be distributed pro rata to shareholders of the corresponding class(es) by the PNC Fund in complete liquidation, dissolution and termination of the PNC Fund. The Federated Funds are expected to be the legal and accounting survivors in the Reorganizations. The form of the Plan is attached to this Prospectus/Proxy Statement as Annex A.

Reorganizing Fund (each a series of the PNC Funds (the “Reorganizing Funds Trust”))	Surviving Fund (each a series of Federated MDT Series)
PNC Balanced Allocation Fund Class A Class C Class I	Federated MDT Balanced Fund Class A Class C Institutional Shares
PNC Multi-Factor All Cap Fund Class A Class C Class I	Federated MDT All Cap Core Fund Class A Class C Institutional Shares
PNC Multi-Factor Large Cap Growth Fund Class A Class C Class I	Federated MDT Large Cap Growth Fund Class A Class C Institutional Shares
PNC Multi-Factor Small Cap Growth Fund Class A Class C Class I Class R6	Federated MDT Small Cap Growth Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Core Fund Class A Class C Class I Class R6	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Value Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares
PNC Small Cap Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares

The cash value of your investment is not expected to change materially as a result of the Reorganization and you will not have to pay any sales charge in connection with the transfer of your assets. You will receive a number of shares of the corresponding surviving Federated Fund based on the net asset value (“NAV”) of the PNC Fund shares that you own at the time of the Reorganization. Because the values of the assets of each PNC Fund will be determined for these purposes in accordance with the corresponding Federated Fund’s valuation procedures (and not the PNC Funds’ valuation procedures), there can be no guarantee that there will not be differences in valuation between the value of your investment immediately before the Reorganization (calculated using the PNC Funds’ valuation procedures) and the value of your investment immediately after the Reorganization.

As of the date of this Prospectus/Proxy Statement, the PNC Funds Adviser and the Federated Funds Adviser do not anticipate that the use of Federated’s valuation procedures will result in material differences in the valuation of each PNC Fund’s assets; however, there can be no guarantee that there will not be material differences in valuation on the date the Reorganization is consummated. To the extent that there are any material differences between the prices of the portfolio assets of each PNC Fund using the corresponding Federated Fund’s valuation procedures as compared to the prices of the same portfolio assets using the PNC Fund’s valuation procedures, the Reorganizing Funds Trust and Federated MDT Series agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve those before the Closing Date.

The PNC Funds may stop accepting new accounts on or about November 8, 2019 and investments from existing accounts on or about November 14, 2019 in order to facilitate the transfer of portfolio securities to the Federated Funds as part of the Reorganizations. After the distribution and liquidation of the PNC Funds described above, the PNC Funds will have no shares of beneficial interest outstanding, the PNC Funds’ affairs will be wound down, and the PNC Funds’ existence dissolved and terminated in accordance with applicable law and other applicable requirements. The Reorganizations will result in a complete liquidation, dissolution and termination of the PNC Funds. If shareholders of any PNC Fund fail to approve its Reorganization, the Board of Trustees of PNC Funds will consider what other actions, if any, may be appropriate.

For a comparison of the investment objectives, policies and risks of the PNC Funds and the Federated Funds, see “Summary – Comparison of Investment Objectives and Policies” and “Summary – Comparison of Investment Risks.” Information concerning shares of the Federated Funds as compared to shares of the PNC Funds is included in this Prospectus/Proxy Statement in the sections entitled “Summary – Comparative Fee Tables” and “Information About the Reorganizations – Description of the PNC Funds and Federated Fund Capitalization.”

Financial Highlights for the Federated Funds and the PNC Funds are attached to this Prospectus/Proxy Statement as Annex F.

For more complete information, please read the prospectuses and SAIs as detailed on Annex B.

REASONS FOR THE PROPOSED REORGANIZATIONS

At a meeting held on May 23, 2019 (the “May Meeting”), the Board of Trustees of the PNC Funds (the “PNC Funds Board”), all of whom are trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), met with representatives of the PNC Funds Adviser and with representatives of Federated and the Federated Funds Adviser to discuss the Reorganizations. On June 12, 2019 (the “June Meeting”), the PNC Funds Board again discussed and ultimately approved the Reorganizations on behalf of each PNC Fund.

The PNC Funds Adviser informed the PNC Funds Board that the Reorganizations were proposed for strategic and financial reasons. The PNC Funds Adviser undertook a strategic review process focused on the capabilities, strategic alignment and comparative value of certain products and strategies offered by the PNC Funds Adviser. A component of this strategic review focused on the offering of its proprietary mutual funds. After a thorough review, the PNC Funds Adviser determined that the manufacture, sponsorship and distribution of proprietary mutual funds is not aligned with PNC’s overall strategy and is not a competitive advantage for PNC. The PNC Funds Adviser believes that each proposed Reorganization also will potentially benefit each PNC Fund due to: (1) the substantially larger scale across equity, fixed-income and money market funds provided by Federated which may lead to lower expenses; (2) better distribution opportunities to continue to grow the Funds through Federated’s more established relationships with key financial intermediaries (which may further benefit the potential economies of scale), (3) Federated’s focused commitment to the asset management industry and its ability to reinvest in its core business, and (4) Federated’s willingness to support PNC Funds Adviser’s holistic exit of the mutual fund advisory business that aligns with PNC’s strategic intent. Please see “Summary – Comparison of Investment Objectives and Policies,” “Summary – Comparison of Investment Risks,” and “Summary – Comparison of Investment Limitations” in this Prospectus/Proxy Statement for additional information.

As of June 30, 2019, the approximate net assets of the PNC Funds and Federated Funds, including net assets of other classes of the Federated Funds that are not participating in the Reorganizations, were as follows:

PNC Funds	Net Assets (in millions)	Federated Funds	Net Assets (in millions)
PNC Balanced Allocation Fund	$17.9	Federated MDT Balanced Fund	$160.1
PNC Multi-Factor All Cap Fund	$6.1	Federated MDT All Cap Core Fund	$314.2
PNC Multi-Factor Large Cap Growth Fund	$100.6	Federated MDT Large Cap Growth Fund	$128.8
PNC Multi-Factor Small Cap Growth Fund	$137.9	Federated MDT Small Cap Growth Fund	$886.8
PNC Multi-Factor Small Cap Core Fund	$308.7	Federated MDT Small Cap Core Fund	$981.4
PNC Multi-Factor Small Cap Value Fund	$18.2
PNC Small Cap Fund	$248.9

The Reorganizations are intended to be tax-free reorganizations under the Code for the PNC Funds, their shareholders and the Federated Funds. As a non-waivable condition to the Reorganizations, the PNC Funds and Federated Funds will receive opinions of counsel that the Reorganizations will be considered tax-free “reorganizations” under applicable provisions of the Code such that no gain or loss will be recognized directly as a result of the Reorganizations and that the applicable Surviving Fund and the applicable Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. Each tax opinion will satisfy the requirements for such a legal opinion set forth in the form of Agreement and Plan of Reorganization.

Each Agreement and Plan of Reorganization provides that the PNC Funds and the Federated Funds will not bear any reorganization expenses associated with their participation in the Reorganizations, except as contemplated below. The Federated Funds Adviser, or its affiliates, and/or the PNC Funds Adviser, or its affiliates, will bear certain expenses associated with Federated Funds’ and PNC Funds’ participation in the Reorganizations. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the prospectus/proxy statement on Form N-14; (b) postage; (c) printing; (d) legal and accounting fees incurred in connection with the preparation of the prospectus/proxy statement on Form N-14; (e) solicitation costs of the transaction; and (f) other related administrative or operational costs. Each of the foregoing expenses will be borne by the Federated Funds Adviser, or its affiliates, and/or the Reorganizing Fund Adviser, or its affiliates, as agreed between them, and will not be borne by the Funds. The Surviving Funds shall bear expenses associated with the qualification of shares of the Surviving Funds for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganizations, a Fund may incur transaction expenses associated with the sale and purchase of portfolio securities.

The PNC Funds Adviser informed the PNC Funds Board that the PNC Funds may dispose of certain securities prior to the proposed Reorganizations being consummated to better align the portfolios of the PNC Funds and the Federated Funds. It is currently anticipated that the Federated Funds will acquire a significant amount (if not nearly all) of the portfolio securities of the PNC Funds at the time of the Reorganizations. As of the date of this Prospectus/Proxy Statement, it is difficult to determine which portfolio securities of the PNC Funds will be sold (if any) in connection with the proposed Reorganizations because the PNC Funds Adviser may determine to sell any security as part of its normal investment process and purchase replacement securities between now and the consummation date on or about November 15, 2019. It is currently anticipated that the PNC Funds may dispose of a limited portion of their respective portfolio securities prior to the proposed Reorganizations being consummated.

Considerations of the PNC Funds Board

In advance of its May Meeting, the PNC Funds Board submitted a comprehensive questionnaire to Federated. The PNC Funds Board received information relating to a number of important considerations favoring the Reorganizations, including, among others, the expected benefit to PNC Funds shareholders from the reputation, financial strength and resources of Federated; the fact that the investment objectives and principal investment strategies and risks of each PNC Fund would generally be similar to its corresponding Federated Fund; the representation of the PNC Funds Adviser and Federated Funds Adviser, based on each adviser’s understanding of information available concerning services provided by the other adviser, that there is not expected to be any diminution in the nature, quality and extent of services provided to the PNC Funds and their shareholders as a result of the Reorganizations; the access to Federated’s distribution capabilities, which may create the potential for asset growth; the potential for benefits from operational efficiencies within a larger fund complex; the anticipated tax-free nature of each Reorganization; and the representation that each Reorganization will occur at the NAV of each entity determined in accordance with the Plan and therefore was not expected to dilute the interests of PNC Fund shareholders.

As part of their evaluation of each proposed Reorganization, the PNC Funds Board reviewed and discussed at the May and June Meetings, as well as during two separate executive sessions, the significant amount of information received from PNC Funds Adviser and Federated. This included information about, among other things, the investment objectives, investment strategies, and investment policies of the corresponding Federated Funds into which each PNC Fund would reorganize; the proposed fee and expense structure of the Federated Funds; the potential for benefits from operational efficiencies as a result of or following the Reorganizations; and the investment personnel expected to be primarily responsible for the day-to-day management of the Federated Funds. At the May Meeting, the PNC Funds Board had an opportunity to discuss this information with representatives from Federated as they considered appropriate. Throughout this process, the PNC Funds Board consulted on numerous occasions with its independent legal counsel.

At the June Meeting, the PNC Funds Board, all of whom are Independent Trustees, discussed each proposed Reorganization and its impact on shareholders and considered and unanimously approved the Agreement and Plan of Reorganization for each PNC Fund. The PNC Funds Board determined that each Reorganization was in the best interests of the applicable PNC Fund.

The PNC Funds Board’s determinations were based on a comprehensive evaluation of the information provided to them. During their review, the PNC Funds Board did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee attributed different weights to various factors. Although the PNC Funds Board considered broader issues arising in the context of the proposed Reorganizations, its determinations with respect to each proposed Reorganization were made on a fund-by-fund basis. Set out below is a brief summary of the PNC Funds Board’s considerations of a number of the most important, but not necessarily all, of the factors considered by the PNC Funds Board, all of whom are Independent Trustees.

•	The terms and conditions of the Agreement and Plan of Reorganization with respect to each proposed Reorganization;
•	The generally substantially similar investment objectives, policies, and restrictions of each PNC Fund and its corresponding Federated Fund. See “Summary – Comparison of Investment Objectives and Policies,” “Summary – Comparison of Investment Risks,” and “Summary – Comparison of Investment Limitations”;
•	The PNC Adviser’s representations that the Federated Funds have generally competitive expense ratios and the comparison of each PNC Fund’s total expense ratio and the projected pro forma expense ratio of that Fund following the proposed Reorganization (including the relevant share class mapping for each Reorganization). See “Summary – Comparative Fee Tables”;
•	The fact that Federated is willing to extend each Federated Fund’s existing “fee limits” for one year from the Closing Date of the Reorganizations and that, with respect to Federated MDT Large Cap Growth Fund, the Federated Funds Adviser is willing, subject to and upon the closing of the Reorganization, to decrease its existing “fee limits” so that Federated MDT Large Cap Growth Fund’s net expense ratios are more competitive with PNC Multi-Factor Large Cap Growth Fund’s current net expense ratios;
•	The Federated Funds’ investment returns as compared to those of the PNC Funds;
•	The fact that the PNC Funds Adviser or the Federated Funds Adviser, or their respective affiliates, will bear all of the costs and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures, and that no portion of these costs or expenses will be borne by the PNC Funds, the Federated Funds or their shareholders (other than costs relating to the qualification of their shares for sale in various states and/or the disposition of any portfolio securities as described below) (see “Costs of the Reorganizations”);
•	The anticipated transaction costs in connection with the Reorganizations are expected to be minimal;
•	The fact that each Reorganization is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code and will not take place unless an opinion of counsel is provided to that effect;
•	Alternatives available to the shareholders of the PNC Funds, in light of the fact that the PNC Funds Adviser has determined that the manufacture, sponsorship and distribution of proprietary mutual funds is not aligned with its overall strategy;
•	The nature and quality of services that the shareholders of the PNC Funds are expected to receive as shareholders of the Federated Funds will generally be comparable to the nature and quality of services that such shareholders currently receive;
•	The fact that shareholders of the PNC Funds will not pay a sales charge to acquire shares of the Federated Funds in connection with the Reorganizations;
•	The qualifications of the investment personnel for the Federated Funds and the management of the Federated Funds;
•	The level of resources and enterprise commitment of the Federated Funds Adviser to compliance and risk management functions;
•	Federated’s commitment to and ability to reinvest in the mutual fund business and its substantial distribution capabilities;
•	That the Reorganizations would allow PNC Funds shareholders who wish to continue to invest in a mutual fund managed in substantially the same manner as the applicable PNC Fund to do so;
•	The experience and background of the Federated MDT Series independent trustees; and
•	That each proposed Reorganization will be submitted to the shareholders of the PNC Funds for their approval and that shareholders of a PNC Fund who do not wish to becomes shareholders of the corresponding Federated Fund may redeem their PNC Fund shares before the closing of the Reorganization.

Given the above factors, the PNC Funds Adviser advised the PNC Funds Board, and the PNC Funds Board concluded that, when considering the totality of the factors, each Reorganization is in the best interests of each PNC Fund.

Based on the foregoing, the PNC Funds Board approved the Plan and Reorganizations on behalf of the PNC Funds.

Considerations of the Federated Funds Board

The Board of Trustees of Federated MDT Series (the “Federated Funds Board”) likewise approved the Reorganizations on behalf of the Federated Funds. The Federated Funds Board, including a majority of Independent Trustees, determined that the Reorganizations are in the best interests of the Federated Funds. The Federated Funds Board made its determination after reviewing the materials provided to the members of the Federated Funds Board and having the opportunity to request and evaluate such additional information as the Federated Funds Board reasonably deemed necessary to make their determinations. The determinations were made on the basis of each Federated Funds Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have attributed different weights to various factors. The Federated Funds Board considered all factors it deemed pertinent in its business judgement in reviewing the Plan on behalf of the Federated Funds and their shareholders including, but not limited to, the following:

•	That the investment objectives, policies and strategies, and fundamental investment limitations, of the Federated Funds would not change as a result of the Reorganizations;
•	The performance of each PNC Fund and the corresponding Federated Fund relative to each other and their respective benchmarks, and that the Federated Funds’ performance is competitive with that of the corresponding PNC Funds;
•	The Federated Funds will be the accounting survivors of the Reorganizations for performance purposes;
•	That each Federated Fund has greater assets as of March 31, 2019 than the corresponding PNC Fund;
•	The additional assets that would be acquired by the Federated Funds through the Reorganizations, which could result in larger, more viable funds with the potential for greater efficiencies and investment opportunities over time, all of which may benefit the performance of the Federated Funds over time;
•	That the Federated Funds have competitive expense ratios, both on gross and net basis, compared to the corresponding PNC Funds;
•	That the Reorganizations are not expected to have a negative impact on the Federated Funds’ fees and expenses;
•	That the Reorganizations are not expected to result in diminution in the level or quality of services that the shareholders of the Federated Funds currently receive;
•	That the investment personnel for the Federated Funds and the management of the Federated Funds would not change as a result of the Reorganizations;
•	The terms and conditions of the Plans;
•	Federated’s previous experience with transactions similar to the Reorganizations;
•	That the Reorganizations are part of the sale by the PNC Funds Adviser to Federated relating to the PNC Funds Adviser’s business of providing investment management services to the PNC Funds and certain separate accounts and separately managed accounts, the terms and conditions of the sale, Federated’s due diligence of the PNC Funds Adviser in connection with the sale, and the anticipated impact of the sale on Federated;
•	That the Federated Funds will not bear any expenses associated with their participation in the Reorganizations, except as contemplated in Article IX of the Plans, a form of which is attached as Annex A (See “Information About the Reorganizations – Costs of the Reorganizations”);
•	The estimated post-Reorganization costs and expenses related to the disposition of portfolio securities that the Federated Funds are anticipated to incur; and
•	The Reorganizations are expected to be conducted on a tax-free basis.

Based on the foregoing and other information received and considered by the Federated Funds Board (including other information in this Prospectus/Proxy Statement), the Federated Funds Board approved the Plan and Reorganizations on behalf of each Federated Fund.

TAX CONSEQUENCES

Tax-Free Reorganizations under Internal Revenue Code of 1986, as amended

As a non-waivable condition to each Reorganization, the PNC Fund and Federated Fund will receive an opinion of counsel to the effect that (among other things): (1) the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Code; (2) no gain or loss will be recognized directly as a result of the Reorganization by the Federated Fund, the PNC Fund, or the PNC Fund shareholders; and (3) the aggregate tax basis of the applicable Federated Fund shares received by each shareholder of the corresponding PNC Fund will be the same as the aggregate tax basis of that shareholder’s shares in the PNC Fund immediately prior to the Reorganizations.

Prior to the closing of the Reorganizations, each PNC Fund will declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

Prior to the consummation of each Reorganization, the PNC Funds Adviser will dispose of investments from the portfolio of the PNC Funds that may not be acquired by the Federated Fund, due to the Federated Fund’s prospectus restrictions, investment strategies or policies, or applicable law, either by the PNC Fund disposing of such investments or allowing certain investments to mature and not reacquiring similar investments that may not be acquired by the Federated Fund. As of the Closing Date, if such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of the PNC Fund, result in the PNC Fund having a net capital gain (after netting with any available capital loss carryforward), such capital gains will be distributed to shareholders as taxable distributions prior to the consummation of the Reorganization. Accordingly, such dispositions may result in increased taxable distributions to PNC Fund shareholders. To the extent that any disposition of portfolio securities is required in connection with a Reorganization, the Fund also may incur transaction expenses associated with the sale and purchase of portfolio securities. Both the PNC Funds Adviser and the Federated Funds Adviser expects that any such transaction expenses will be minimal.

Shareholders of a PNC Fund will be responsible for any taxes payable in connection with taxable distributions made, if any, by the PNC Fund immediately before the Closing Date. In addition, because the shareholders of the PNC Fund will receive shares of the Federated Fund, they will receive a proportionate share of any “built in” (unrealized) gains in the Federated Fund’s assets to the extent that such gains are eventually realized (if applicable) and distributed by the Federated Fund, as well as any taxable gains realized by the Federated Fund but not distributed to its shareholders prior to the Reorganization. Additionally, various loss limitation rules under the Code may limit the ability of a combined Fund to use pre-Reorganization losses, if any, of the reorganizing PNC Fund or Federated Fund. Therefore, the shareholders of the PNC Fund will in each case receive a proportionate share of any unrealized gains in the combined Federated Fund’s assets, as well as any taxable income or gains realized by the Federated Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Federated Fund. As a result, shareholders of the PNC Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. See “Information About the Reorganizations – Federal Income Tax Consequences” for additional information about the tax consequences of the Reorganizations.

Shareholders of the PNC Funds should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganizations in light of their individual circumstances.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

This section will help compare the investment objectives and policies of the PNC Funds with the corresponding Federated Funds. In general, although the Funds describe them somewhat differently, the investment objectives and policies of the Funds are generally substantially similar. The differences in the Funds’ investment objectives and policies are discussed below. Many of these differences reflect non-substantive differences in the approach to disclosure taken by the Federated Funds as part of the Federated “family” of funds and the PNC Funds as part of the PNC “family” of funds. While there is no assurance that any Fund will achieve its investment objectives, each Fund endeavors to achieve its investment objectives by following the policies and strategies discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. For more complete information, please see Annex C for a side-by-side comparison of the Funds’ investment objectives and policies. See “Summary – Comparison of Investment Limitations” for a comparison of the Funds’ investment limitations.

INVESTMENT OBJECTIVES

PNC Balanced Allocation Fund (Reorganizing Fund)	Federated MDT Balanced Fund (Surviving Fund)
The Fund seeks to provide long-term capital appreciation and current income.	The Fund’s investment objective is the possibility of long-term growth of capital and income.
PNC Multi-Factor All Cap fund (Reorganizing Fund)	Federated MDT All Cap Core Fund (Surviving Fund)
The Fund seeks to provide long-term capital appreciation.	The Fund’s investment objective is long-term capital appreciation.
PNC Multi-Factor Large Cap Growth Fund (Reorganizing Fund)	Federated MDT Large Cap Growth Fund (Surviving Fund)
The Fund seeks to provide long-term capital appreciation.	The Fund’s investment objective is long-term capital appreciation.
PNC Multi-Factor Small Cap Growth Fund (Reorganizing Fund)	Federated MDT Small Cap Growth Fund (Surviving Fund)
The Fund seeks to provide long-term capital appreciation.	The Fund’s investment objective is long-term capital appreciation.
PNC Multi-Factor Small Cap Core Fund (Reorganizing Fund)	Federated Small Cap Core Fund (Surviving Fund)
The Fund seeks to provide long-term capital appreciation.	The Fund’s investment objective is long-term capital appreciation.
PNC Multi-Factor Small Cap Value Fund (Reorganizing Fund)
The Fund seeks to provide long-term capital appreciation.
PNC Small Cap Fund (Reorganizing Fund)
The Fund seeks to provide long-term capital appreciation.

The investment objectives for the PNC Funds are non-fundamental, which means the investment objectives may be changed with Board approval but without shareholder approval. The investment objectives of the Federated Funds are fundamental, which means the investment objectives may be changed only with Board and shareholder approval.

INVESTMENT POLICIES

PNC Balanced Allocation Fund - Federated MDT Balanced Fund

The Funds’ principal investment strategies are substantially similar. Each Fund invests in a portfolio of equity securities and fixed-income securities. The following provides more information regarding the Funds’ relative principal investment strategies.

PNC Balanced Allocation Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in fixed-income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities, asset-backed securities and high-yield bonds, and up to 30% of its net assets in cash and cash equivalent securities, and all types of short-term money market instruments. Under normal circumstances, at least 25% of the Fund’s net assets will be invested in fixed-income senior securities. PNC Balanced Allocation Fund may invest in other investment companies, such as, for example, open-end or closed-end investment companies, including investment companies sponsored or managed by the Fund’s investment adviser and its affiliates. PNC Balanced Allocation Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes, for example, common stocks, fixed-income securities, preferred stocks, and convertible bonds of companies headquartered outside the United States), and may include investing in emerging-market securities.

PNC Balanced Allocation Fund primarily invests the fixed-income portion of its portfolio in a broad range of fixed-income securities in order to generate current income. The dollar-weighted average duration of the PNC Balanced Allocation Fund’s fixed-income allocation is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions. With respect to the fixed-income securities allocation for Federated MDT Balanced Fund, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities, which the Fund’s adviser selects by using fundamental credit research to identify relative value in the market.

In attempting to achieve its investment objective, the Federated MDT Balanced Fund may invest in a wide variety of investments such as equity securities, fixed-income securities, foreign securities, exchange-traded funds (ETFs) and derivative and hybrid instruments. Under normal conditions, the Federated Fund Adviser anticipates investing approximately 60% of the Fund’s assets in equity securities and 40% of the Fund’s assets in fixed-income securities and other investments. The Federated Fund Adviser may vary this allocation +/-20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

The Federated MDT Balanced Fund’s domestic equity holdings, other than its investments in real estate investment trusts (REITs), will consist primarily of common stock of U.S. companies. The domestic equity portion of the Fund (other than its investment in REITs) utilizes a whole market, all-cap/all-style strategy. The Federated Fund Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Federated Fund Adviser, or the Federated Fund Adviser’s quantitative model, views as opportunities.

The quantitative model of Federated MDT Balanced Fund constructs the domestic equity portion of the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. Fundamental and technical measures include relative value, profit trends, capital structure and price history. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual correlated companies as well as groups of companies. The Federated Fund Adviser reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Federated Fund Adviser selects most of its domestic equity investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The Russell Index is reconstituted on an annual basis. As of June 30, 2019, companies in the Russell 3000® Index ranged in market capitalization from $2 million to $ 1 trillion.

With respect to the fixed-income securities allocation, the Federated MDT Balanced Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities. The Federated Fund Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security type that the Federated Fund Adviser expects to offer the best balance between total return and risk. The allocation process is based on the Federated Fund Adviser’s continuing analysis of a variety of economic and market indicators in order to arrive at the projected yield “spread” of each security type. The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life. The security’s projected spread is then weighed against the security’s current spread, credit risk and risk of prepayment in order to complete the analysis. The Fund may invest a portion of its portfolio in noninvestment-grade, fixed-income securities when the Federated Fund Adviser considers the risk return prospects of those sectors to be attractive.

PNC Multi-Factor All Cap Fund - Federated MDT All Cap Core Fund

The Funds’ principal investment strategies are substantially similar. Each Fund selects its investments from a similar universe of equity securities of any capitalization (primarily in the range of market capitalizations of companies represented in the Russell 3000® Index) using a quantitative process. The following provides more information regarding the Funds’ relative principal investment strategies.

PNC Multi-Factor All Cap Fund invests primarily in a diversified portfolio of equity securities. The Fund may invest in issuers of any capitalization (large-cap, mid-cap and small-cap) and will invest primarily in issuers with market capitalizations within the market capitalization range of companies represented in the Russell 3000® Index. As of June 30, 2019, companies in the Russell 3000® Index ranged in market capitalization from $2 million to $1 trillion. The PNC Funds Adviser employs a systematic multi-factor process to identify companies that it believes have the potential to produce earnings in excess of market expectations. The PNC Funds Adviser evaluates issuers and selects investments based on a variety of quantitative measures, referred to as “factors.” PNC Multi-Factor All Cap Fund’s multi-factor quantitative process uses quality factors, such as a company’s stability of earnings; momentum factors, such as movements in both price and earnings and earnings surprises; and value factors, such as price-to-earnings, price-to-book, and price-to-cash flow ratios. PNC Multi-Factor All Cap Fund’s adviser uses a stock selection process that is expected to result in investments in companies with both growth and value characteristics. PNC Multi-Factor All Cap Fund’s investment weighting in any one sector will change over time based on how the multi-factor process assesses each sector’s relative attractiveness. However, PNC Multi-Factor All Cap Fund’s adviser does not apply any sector-based limits on its portfolio, which may result in the Fund being invested significantly in one or more sectors. PNC Multi-Factor All Cap Fund will normally invest primarily in securities of U.S. companies. The equity securities in which PNC Multi-Factor All Cap Fund may invest include, for example, common stock, American Depositary Receipts, preferred stock, warrants, and rights. The PNC Funds Adviser expects to rebalance the Fund quarterly and the Adviser may actively trade the Fund’s portfolio securities based on its multi-factor process in an attempt to achieve its investment objective.

The Federated MDT All Cap Core Fund seeks to achieve its objective by investing primarily in the common stocks of U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon a proprietary quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The Federated MDT All Cap Core Fund utilizes a whole market, all-cap/all-style strategy. The Federated Fund Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Federated Fund Adviser’s quantitative model views as opportunities.

The quantitative model of the Federated MDT All Cap Core Fund constructs the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. Fundamental and technical measures include relative value, profit trends, capital structure and price history. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The Federated Fund Adviser reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information. The investment Federated Fund Adviser’s stock selection process is expected to result in investments in companies with both growth and value characteristics.

The Federated Fund Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. Because the Federated MDT All Cap Core Fund invests in companies that are defined largely by reference to the Russell 3000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell 3000® Index is reconstituted on an annual basis. As of June 30, 2019, companies in the Russell 3000® Index ranged in market capitalization from $2 million to $1 trillion.

PNC Multi-Factor Large Cap Growth Fund - Federated MDT Large Cap Growth Fund

The Funds’ principal investment strategies are substantially similar. Each Fund selects its investments from a similar universe of equity securities of large-cap growth companies (primarily in the range of market capitalizations of companies represented in the Russell 1000® Growth Index) using a quantitative process. The following provides more information regarding the Funds’ relative principal investment strategies.

PNC Multi-Factor Large Cap Growth Fund primarily invests in a diversified portfolio of growth-oriented domestic equity securities of large-cap companies, such as companies with accelerated earnings growth rates. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large-cap companies. For purposes of its 80% policy, the Fund defines a large-cap company as one whose market capitalization falls within the market capitalization range of companies represented in the Russell 1000® Growth Index. As of June 30, 2019, companies in the Russell 1000® Growth Index ranged in market capitalization from $1.1 billion to $1 trillion. The PNC Funds Adviser employs a systematic multi-factor process to identify companies that it believes have the potential to produce earnings in excess of market expectations. The PNC Funds Adviser evaluates issuers and selects investments based on a variety of quantitative measures, referred to as “factors.” PNC Multi-Factor Large Cap Growth Fund’s multi-factor quantitative process uses quality factors, such as a company’s stability of earnings; momentum factors, such as movements in both price and earnings and earnings surprises; and value factors, such as price-to-earnings, price-to-book, and price-to-cash flow ratios.

The stock selection process for PNC Multi-Factor Large Cap Growth Fund is expected to result in investments in companies with growth characteristics, and the Fund’s investment weighting in any one sector will change over time based on how the multi-factor process assesses each sector’s relative attractiveness. PNC Multi-Factor Large Cap Growth Fund does not apply any sector-based limits on its portfolio, which may result in the Fund being invested significantly in one or more sectors. PNC Multi-Factor Large Cap Growth Fund will normally invest primarily in securities of U.S. companies. The PNC Funds Adviser expects to rebalance the PNC Multi-Factor Large Cap Growth Fund quarterly and the PNC Funds Adviser may actively trade the Fund’s portfolio securities based on its multi-factor process in an attempt to achieve its investment objective.

The Federated MDT Large Cap Growth Fund seeks to achieve its objective by investing primarily in the common stock of large-sized U.S. companies. The large-cap growth oriented strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon a proprietary quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The quantitative model of the Federated MDT Large Cap Growth Fund constructs the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. Fundamental and technical measures include relative value, profit trends, capital structure and price history. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The Federated Fund Adviser reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Federated Fund Adviser selects most of its investments from companies listed in the Russell 1000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization. Because the Federated MDT Large Cap Growth Fund invests in companies that are defined largely by reference to the Russell 1000® Growth Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell 1000® Growth Index is reconstituted on an annual basis. As of June 30, 2019, companies in the Russell 1000® Growth Index ranged in market capitalization from $1.1 billion to $1 trillion. The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in large-cap investments.

PNC Multi-Factor Small Cap Growth Fund - Federated MDT Small Cap Growth Fund

The Funds’ principal investment strategies are substantially similar. Each Fund selects its investments from a similar universe of equity securities of small-cap growth companies (primarily in the range of market capitalizations of companies represented in the Russell 2000® Growth Index) using a quantitative process. The following provides more information regarding the Funds’ relative principal investment strategies.

PNC Multi-Factor Small Cap Growth Fund primarily invests in stocks of small cap companies. PNC Multi-Factor Small Cap Growth Fund defines a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Growth Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Growth Index as of December 31. Using an analytical process together with fundamental research methods, the PNC Funds Adviser assesses the performance potential of companies and buys stocks of those companies that it believes offer the best prospects for superior performance. PNC Multi-Factor Small Cap Growth Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small-cap companies.

The PNC Funds Adviser employs a systematic multi-factor process to identify companies that it believes have the potential to produce investment returns in excess of market expectations. The PNC Funds Adviser evaluates issuers and selects investments based on a variety of quantitative measures, referred to as “factors.” PNC Multi-Factor Small Cap Growth Fund’s multi-factor quantitative process uses quality factors, such as a company’s stability of earnings; momentum factors, such as movements in both price and earnings and earnings surprises; and value factors, such as price-to-earnings, price-to-book, and price-to-cash flow ratios. PNC Funds Adviser assesses a company’s prospects for growth by reviewing and analyzing small-cap companies individually.

The PNC Funds Adviser uses a stock selection process that is expected to result in investments in companies with growth characteristics. PNC Multi-Factor Small Cap Growth Fund’s investment weighting in any one sector will change over time based on how the multi-factor process assesses each sector’s relative attractiveness. However, PNC Multi-Factor Small Cap Growth Fund’s adviser does not apply any sector-based limits on its portfolio, which may result in the Fund being invested significantly in one or more sectors. The equity securities in which the PNC Multi-Factor Small Cap Growth Fund may invest include, for example, common stock, American Depositary Receipts, and preferred stock. The PNC Funds Adviser may actively trade the Fund’s portfolio securities based on its multi-factor process in an attempt to achieve its investment objective.

The Federated MDT Small Cap Growth Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund considers small-cap companies to be companies of a size similar to companies listed in the Russell 2000® Growth Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon a proprietary quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The quantitative model of the Federated MDT Small Cap Growth Fund constructs the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. Fundamental and technical measures include relative value, profit trends, capital structure and price history. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The Federated Fund Adviser reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Federated Fund Adviser selects most of its investments from companies listed in the Russell 2000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). Because the Federated MDT Small Cap Growth Fund invests in companies that are defined largely by reference to the Russell 2000® Growth Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of June 30, 2019, companies in the Russell 2000® Growth Index ranged in market capitalization from $12 million to $10.1 billion. The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in investments in small companies.

PNC Multi-Factor Small Cap Core Fund - Federated MDT Small Cap Core Fund

The Funds’ principal investment strategies are substantially similar. Each Fund selects its investments from a similar universe of equity securities of small-cap companies (primarily in the range of market capitalizations of companies represented in the Russell 2000® Index) using a quantitative process. The following provides more information regarding the Funds’ relative principal investment strategies.

PNC Multi-Factor Small Cap Core Fund primarily invests in stocks of small-cap companies. PNC Multi-Factor Small Cap Core Fund defines a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Index as of December 31. Using an analytical process together with fundamental research methods, the PNC Funds Adviser assesses the performance potential of companies and buys stocks of those companies that possess both value and growth characteristics. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes at the time of purchase in stocks of small-cap companies.

The PNC Funds Adviser employs a systematic multi-factor process to identify companies that it believes have the potential to produce investment returns in excess of market expectations. The PNC Funds Adviser evaluates issuers and selects investments based on a variety of quantitative measures, referred to as “factors.” PNC Multi-Factor Small Cap Core Fund’s multi-factor quantitative process uses quality factors, such as a company’s stability of earnings; momentum factors, such as movements in both price and earnings and earnings surprises; and value factors, such as price-to-earnings, price-to-book, and price-to-cash flow ratios. PNC Funds Adviser assesses a company’s prospects for growth by reviewing and analyzing small-cap companies individually.

The PNC Funds Adviser uses a stock selection process that is expected to result in investments in companies with both growth and value characteristics. PNC Multi-Factor Small Cap Core Fund’s investment weighting in any one sector will change over time based on how the multi-factor process assesses each sector’s relative attractiveness. However, PNC Multi-Factor Small Cap Core Fund’s adviser does not apply any sector-based limits on its portfolio, which may result in the Fund being invested significantly in one or more sectors. The equity securities in which the PNC Multi-Factor Small Cap Core Fund may invest include, for example, common stock, American Depositary Receipts, and preferred stock. The PNC Funds Adviser may actively trade the Fund’s portfolio securities based on its multi-factor process in an attempt to achieve its investment objective.

The Federated MDT Small Cap Core Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000® Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon a proprietary quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe. The investment Federated Fund Adviser’s stock selection process is expected to result in investments in companies with both growth and value characteristics.

The quantitative model of the Federated MDT Small Cap Core Fund constructs the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. Fundamental and technical measures include relative value, profit trends, capital structure and price history. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The Federated Fund Adviser reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Federated Fund Adviser selects most of its investments from companies listed in the Russell 2000® Index, an index that measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). Because the Federated MDT Small Cap Core Fund invests in companies that are defined largely by reference to the Russell 2000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of June 30, 2019, companies in the Russell 2000® Index ranged in market capitalization from $2 million to $10.1 billion. The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small companies.

PNC Multi-Factor Small Cap Value Fund - Federated MDT Small Cap Core Fund

The Funds’ principal investment strategies are substantially similar. Each Fund selects its investments from a similar universe of equity securities of small-cap companies using a quantitative process. PNC Multi-Factor Small Cap Fund selects among investments in equity securities of issuers with a capitalization that falls in the range of the Russell 2000® Value Index; Federated MDT Small Cap Core Fund selects among investments in equity securities of issuers with a capitalization that falls in the range of the Russell 2000® Index. PNC Multi-Factor Small Cap Value Fund, however, pursues a value investment strategy, whereas Federated MDT Small Cap Core Fund does not pursue a value investment strategy. The following provides more information regarding the Funds’ relative principal investment strategies.

PNC Multi-Factor Small Cap Value Fund primarily invests in stocks of small-cap companies. PNC Multi-Factor Small Cap Value Fund defines a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Value Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Value Index as of December 31. Using an analytical process together with fundamental research methods, the PNC Funds Adviser assesses the performance potential of companies and buys stocks of those companies it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the PNC Funds Adviser considers, among other things, price-to-earnings and price-to-book ratios. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes at the time of purchase in stocks of small-cap companies.

The PNC Funds Adviser employs a systematic multi-factor process to identify companies that it believes have the potential to produce investment returns in excess of market expectations. The PNC Funds Adviser evaluates issuers and selects investments based on a variety of quantitative measures, referred to as “factors.” PNC Multi-Factor Small Cap Value Fund’s multi-factor quantitative process uses quality factors, such as a company’s stability of earnings; momentum factors, such as movements in both price and earnings and earnings surprises; and value factors, such as price-to-earnings, price-to-book, and price-to-cash flow ratios. PNC Funds Adviser assesses a company’s prospects for growth by reviewing and analyzing small-cap companies individually.

The PNC Funds Adviser uses a stock selection process that is expected to result in investments in companies with value characteristics. PNC Multi-Factor Small Cap Value Fund’s investment weighting in any one sector will change over time based on how the multi-factor process assesses each sector’s relative attractiveness. However, PNC Multi-Factor Small Cap Value Fund’s adviser does not apply any sector-based limits on its portfolio, which may result in the Fund being invested significantly in one or more sectors. The equity securities in which the PNC Multi-Factor Small Cap Core Fund may invest include, for example, common stock, American Depositary Receipts, and preferred stock. The PNC Funds Adviser may actively trade the Fund’s portfolio securities based on its multi-factor process in an attempt to achieve its investment objective.

The Federated MDT Small Cap Core Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000® Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon a proprietary quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe. The investment Federated Fund Adviser’s stock selection process is expected to result in investments in companies with both growth and value characteristics.

The quantitative model of the Federated MDT Small Cap Core Fund constructs the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. Fundamental and technical measures include relative value, profit trends, capital structure and price history. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The Federated Fund Adviser reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Federated Fund Adviser selects most of its investments from companies listed in the Russell 2000® Index, an index that measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). Because the Federated MDT Small Cap Core Fund invests in companies that are defined largely by reference to the Russell 2000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of June 30, 2019, companies in the Russell 2000® Index ranged in market capitalization from $2 million to $10.1 billion. The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small companies.

PNC Small Cap Fund - Federated MDT Small Cap Core Fund

The Funds’ principal investment strategies are substantially similar. Each Fund selects its investments from a similar universe of equity securities of small-cap companies. PNC Small Cap Fund typically selects among investments by using, among other factors, cash flow metrics (as described below); Federated MDT Small Cap Core Fund uses a quantitative process that identifies stocks through fundamental and technical variables. The following provides more information regarding the Funds’ relative principal investment strategies.

PNC Small Cap Fund primarily invests in stocks of U.S. small-cap companies including, for example, those with market capitalizations between $100 million and $3 billion at the time of purchase. The Fund also considers a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Index as of December 31. Stocks include, for example, common stocks, preferred stocks, and American Depositary Receipts. PNC Small Cap Fund may also invest in foreign stocks in keeping with the Fund’s objective. Under normal circumstances, PNC Small Cap Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small-cap companies.

The PNC Funds Adviser’s investment process for the Fund is to invest in securities of companies based on, among other things, the PNC Funds Adviser’s analysis of the company’s cash flow. PNC Funds Adviser’s investment process focuses on Cash Flow Return on Investment (“CFROI®”)[1]. CFROI® is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI® is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, across different market capitalizations, sectors and industries. PNC Funds Adviser first screens companies that are improving their CFROI® measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. In addition, as part of its screening process, PNC Funds Adviser looks for companies that, in PNC Funds Adviser’s view, have management with an understanding of how to create value for shareholders, including through their ability to deploy capital; are market leaders with respect to the product or service they provide; and are a part of a strong, growing industry. PNC Funds Adviser may sell a security when, for example, CFROI® flattens or declines, or when market price equals or exceeds PNC Funds Adviser’s cash flow value “target.” However, none of the sell characteristics are automatic. PNC Small Cap Fund uses an active trading approach.

The Federated MDT Small Cap Core Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000® Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon a proprietary quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe. The investment Federated Fund Adviser’s stock selection process is expected to result in investments in companies with both growth and value characteristics.

The quantitative model of the Federated MDT Small Cap Core Fund constructs the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. Fundamental and technical measures include relative value, profit trends, capital structure and price history. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The Federated Fund Adviser reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Federated Fund Adviser selects most of its investments from companies listed in the Russell 2000® Index, an index that measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). Because the Federated MDT Small Cap Core Fund invests in companies that are defined largely by reference to the Russell 2000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of June 30, 2019, companies in the Russell 2000® Index ranged in market capitalization from $2 million to $10.1 billion. The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small companies.

COMPARISON OF INVESTMENT RISKS

The PNC Funds and the Federated Funds have generally substantially similar investment objectives and principal investment policies, and accordingly, although they are worded differently, their principal risks are also generally substantially similar in many respects. Below is a table comparing the principal investment risks of each Fund, as well as a summary of the differences between the risks of each PNC Fund and corresponding Federated Fund. Many of these differences reflect non-substantive differences in the approach to disclosure taken by the Federated Funds as part of the Federated “family” of funds and the PNC Funds as part of the PNC “family” of funds. The actual risks of investing in each Fund depend on the securities held in the Fund’s portfolio and on market conditions, both of which change over time. Additionally, note that the Funds may describe or categorize the same risks differently. Where comparable risks are disclosed under different names, the name used by the Federated Funds is referenced below. To the extent a Fund does not have a principal risk included by the corresponding Fund, that Fund does not principally invest in that particular type of security in which the corresponding fund invests or otherwise is not exposed to the same principal risk as the corresponding Fund. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. Each principal risk of the Federated Funds and any principal risk of a PNC Fund for which no Federated Fund includes a comparable principal risk is described in more detail in Annex D. A discussion of the principal risks associated with an investment in a PNC Fund may be found in the PNC Funds’ prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related principal risks, are also set forth for each PNC Fund in that the PNC Fund’s prospectus and SAI and, for the Federated Fund, summarized in this prospectus/proxy statement.

	PNC Balanced Allocation Fund	Federated MDT Balanced Fund	PNC Multi-Factor All Cap Fund	Federated MDT All Cap Core Fund	PNC Multi-Factor Large Cap Growth Fund	Federated MDT Large Cap Growth Fund	PNC Multi-Factor Small Cap Growth Fund	Federated MDT Small Cap Growth Fund	PNC Multi-Factor Small Cap Core Fund	PNC Multi-Factor Small Cap Value Fund	PNC Small Cap Fund	Federated MDT Small Cap Core Fund
Active Trading Risk	X		X		X		X		X	X	X
Allocation Risk	X
Asset-Backed Securities ("ABS") Risk	X	X
Call Risk		X
Country Risk	X
Credit Risk	X	X
Currency Risk		X
Eurozone Related Risk		X
Exchange-Traded Funds Risk	X	X
Government Securities Risk	X
Inflation-Indexed Security Risk	X
Interest Rate Risk	X	X
Investment Company Risk	X
Issuer Risk	X		X		X		X		X	X	X
Large-Cap Company Risk					X	X
Leverage Risk	X
Liquidity Risk	X	X
Management and Operational Risk	X		X		X		X		X	X	X
Portfolio Turnover Risk			X		X		X		X	X
Prepayment and Extension Risk	X	X
Quantitative Modeling Risk		X		X		X		X				X
Real Estate/Real Estate Investment Trust Risks	X	X
Risk Associated with Noninvestment-Grade Securities	X	X
Risk of Foreign Investing	X	X	X		X		X		X	X	X
Risk of Investing in American Depositary Receipts and Domestically Traded Securities of Foreign Issuers		X
Risk of Investing in Derivative Contracts and Hybrid Instruments	X	X
Risk of Investing in Emerging Market Countries	X	X
Risk Related to Company Capitalization	X	X	X	X
Risk Related to Investing for Growth	X	X	X	X	X	X	X	X	X		X	X
Risk Related to Investing for Value	X	X	X	X					X	X	X	X
Risk Related to the Economy	X	X	X	X	X	X	X	X	X	X	X	X
Sector Risk	X		X	X	X	X	X	X	X	X	X	X
Small-Cap Company Risk			X				X	X	X	X	X	X
Stock Market Risk	X	X	X	X	X	X	X	X	X	X	X	X

PNC Balanced Allocation Fund - Federated MDT Balanced Fund

Each Fund invests in a portfolio of equity securities and fixed-income securities. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, interest rate risk, liquidity risk, prepayment and extension risk, risk associated with noninvestment-grade securities, risk of foreign investing, risk of investing in derivative contracts and hybrid instruments, risk related to company capitalization and risk related to the economy. The following is additional information regarding certain risks of investing in the Funds.

PNC Balanced Allocation Fund has principal risks relating to investing in a particular sector or country (including an allocation risk), government securities, investment companies, and inflation-indexed securities. PNC Balanced Allocation Fund also has principal issuer, and leverage risks. Federated MDT Balanced Fund does not have such principal risks because it does not principally invest in such securities.

Federated MDT Balanced Fund has principal risks relating to investing in American depositary receipts and the Eurozone. Federated MDT Balanced Fund also has principal call, currency, quantitative modeling, and stock market risks. PNC Balanced Allocation Fund has no such principal risks, in part because it does not principally invest in depositary receipts. However, with respect to the Eurozone risk, PNC Balanced Allocation Fund’s risk relating to foreign securities captures similar risks as the Eurozone risk. While PNC Balanced Allocation Fund does not use the exact quantitative modeling approach Federated MDT Balanced Fund uses, the PNC Balanced Allocation Fund considers similar factors in its investments as noted in the management and operational risk.

PNC Multi-Factor All Cap Fund - Federated MDT All Cap Core Fund

Each Fund invests in a universe of equity securities of any capitalization. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, risk related to company capitalization, risk related to investing for growth, risk related to investing for value, sector risk and risk related to the economy. The following is additional information regarding certain risks of investing in the Funds.

PNC Multi-Factor All Cap Fund has a principal risk relating to its foreign investments as well as issuer risk. Federated MDT All Cap Core Fund has no such principal risks because it does not invest in foreign investments as a principal investment strategy. Federated MDT All Cap Core Fund has principal quantitative modeling and stock market risks, whereas PNC Multi-Factor All Cap Fund considers similar, but not identical, factors in its investments as noted in the management and operational risk.

PNC Multi-Factor Large Cap Growth Fund - Federated MDT Large Cap Growth Fund

Each Fund invests in a universe of equity securities of large capitalization growth companies. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, large-cap company risk, risk related to investing for growth, sector risk and risk related to the economy. The following is additional information regarding certain risks of investing in the Funds.

PNC Multi-Factor Large Cap Growth Fund has a principal risk relating to its foreign investments as well as issuer risk. Federated MDT Large Cap Growth Fund has no such principal risks because it does not invest in foreign investments as a principal investment strategy. Federated MDT Large Cap Growth Fund has principal quantitative modeling and stock market risks, whereas PNC Multi-Factor Large Cap Growth Fund considers similar, but not identical, factors in its investments as noted in the management and operational risk.

PNC Multi-Factor Small Cap Growth Fund - Federated MDT Small Cap Growth Fund

Each Fund invests in a universe of equity securities of small capitalization growth companies. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, small-cap company risk, risk related to investing for growth, sector risk and risk related to the economy. The following is additional information regarding certain risks of investing in the Funds.

PNC Multi-Factor Small Cap Growth Fund has a principal risk related to portfolio turnover. PNC Multi-Factor Small Cap Growth Fund also has a principal risk relating to its foreign investments as well as issuer risk. Federated MDT Small Cap Growth Fund has no such principal risks because it does not have comparatively high portfolio turnover, and does not invest in foreign investments as a principal investment strategy. Federated MDT Small Cap Growth Fund has principal quantitative modeling and stock market risks, whereas PNC Multi-Factor Small Cap Growth Fund considers similar, but not identical, factors in its investments as noted in the management and operational risk.

PNC Multi-Factor Small Cap Core Fund - Federated MDT Small Cap Core Fund

Each Fund invests in a universe of equity securities of small capitalization companies. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, small-cap company risk, risk related to investing for growth, risk related to investing for value, sector risk and risk related to the economy. The following is additional information regarding certain risks of investing in the Funds.

PNC Multi-Factor Small Cap Core Fund has a principal risk related to portfolio turnover. PNC Multi-Factor Small Cap Core Fund also has a principal risk relating to its foreign investments as well as issuer risk. Federated MDT Small Cap Core Fund has no such principal risk because it does not have comparatively high portfolio turnover and does not invest in foreign investments as a principal investment strategy. Federated MDT Small Cap Core Fund has principal quantitative modeling and stock market risks, whereas PNC Multi-Factor Small Cap Core Fund considers similar, but not identical, factors in its investments as noted in the management and operational risk.

PNC Multi-Factor Small Cap Value Fund - Federated MDT Small Cap Core Fund

Each Fund invests in a universe of equity securities of small capitalization companies. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, small-cap company risk, risk related to investing for value, sector risk and risk related to the economy. The following is additional information regarding certain risks of investing in the Funds.

PNC Multi-Factor Small Cap Value Fund has a principal risk related to value investing, whereas Federated MDT Small Cap Core Fund does not because it does not pursue a value investment strategy. PNC Multi-Factor Small Cap Value Fund has a principal risk related to portfolio turnover. Federated MDT Small Cap Core Fund has no such principal risk because it does not have comparatively high portfolio turnover. Federated MDT Small Cap Core Fund has principal growth investing, quantitative modeling, and stock market risks. PNC Multi-Factor Small Cap Value Fund has no such principal risks, in part because it does not principally implement a growth strategy. While PNC Multi-Factor Small Cap Value Fund does not use the exact quantitative modeling approach Federated MDT Small Cap Core Fund uses, the PNC Multi-Factor Small Cap Value Fund considers similar factors in its investments as noted in the management and operational risk.

PNC Small Cap Fund - Federated MDT Small Cap Core Fund

Each Fund invests in a universe of equity securities of small capitalization companies. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, small-cap company risk, risk related to investing for growth, risk related to investing for value, sector risk and risk related to the economy. The following is additional information regarding certain risks of investing in the Funds.

PNC Small Cap Fund has a principal risk relating to its foreign investments as well as issuer risk. Federated MDT Small Cap Core Fund has no such principal risk because it does not invest in foreign investments as a principal investment strategy. Federated MDT Small Cap Core Fund has principal quantitative modeling. PNC Small Cap Fund has no such principal risk because the Fund pursues an investment strategy focused on company fundamentals.

* * *

As with all mutual funds, there is no guarantee the Funds will achieve their investment objectives. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Funds. An investment in any Fund is not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. Descriptions of the fundamental limitations of each Federated Fund and each PNC Fund are set forth in Annex E to this Prospectus/Proxy Statement. The limitations for each Federated Fund and each corresponding PNC Fund are generally substantially similar, although there are certain differences in the language of the applicable investment limitations attributable primarily to the fact that the Federated Funds are part of the Federated “family” of funds and the PNC Funds are part of the PNC “family” of funds.

COMPARATIVE FEE TABLES

Like all mutual funds, the PNC Funds and Federated Funds incur certain expenses in their operations, and investors pay fees and expenses to buy and hold shares of a Fund. Set forth in the tables below is information regarding the fees and expenses incurred by the PNC Funds and the Federated Funds, and the anticipated pro forma fees for the Federated Funds after giving effect to the Reorganization. The Federated Funds are expected to be the legal and accounting survivors after the Reorganizations.

These tables describe (1) the actual fees and expenses for the PNC Funds for the fiscal year ended May 31, 2019; (2) the actual fees and expenses for the Federated Funds for the fiscal period ended January 31, 2019; and (3) where applicable, the pro forma fees and expenses of the Federated Funds on a combined basis after giving effect to the Reorganization.

These tables do not include Federated share classes not involved in the Reorganization.

Shareholder Fees

PNC Balanced Allocation Fund - Federated MDT Balanced Fund

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)	Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
PNC Funds	A	4.75%[1]	1.00%[2]	N/A	None	N/A
	C	None	1.00%[3]	N/A	None	N/A
	I	None	None	N/A	None	N/A
Federated Funds	A	5.50%	0.00%	None	None	None
	C	None	1.00%	None	None	None
	IS	None	None	None	None	None
[1]	A sales charge is not charged on purchases of Class A Shares in the amount of $1,000,000 or more.
[2]	This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
[3]	A contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares within 12 months of the date of purchase.

PNC Multi-Factor All Cap Fund - Federated MDT Federated MDT All Cap Core Fund

PNC Multi-Factor Large Cap Growth Fund - Federated MDT Large Cap Growth Fund

PNC Multi-Factor Small Cap Growth Fund - Federated MDT Small Cap Growth Fund

PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Value Fund, PNC Small Cap Fund - Federated MDT Small Cap Core Fund

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)	Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
PNC Funds	A	5.50%[1]	1.00%[2]	N/A	None	N/A
	C	None	1.00%[3]	N/A	None	N/A
	I	None	None	N/A	None	N/A
	R6	None	None	N/A	None	N/A
Federated Funds	A	5.50%	0.00%	None	None	None
	C	None	1.00%	None	None	None
	IS	None	None	None	None	None
	R6	None	None	None	None	None
[1]	A sales charge is not charged on purchases of Class A Shares in the amount of $1,000,000 or more.
[2]	This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.
[3]	A contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares within 12 months of the date of purchase.

Annual Fund Operating Expenses

The following charts compare the expense ratios of the Class A, Class C, Class I and Class R6 Shares of the PNC Funds, against the corresponding expense ratios of the Class A, Class C, Institutional (“IS”) Shares, and Class R6 Shares of the Federated Funds, including on a pro forma basis after giving effect to each Reorganization. In accordance with Form N-14, any “fee limits” disclosed in a footnote to the charts below for the Federated Funds (which were taken from the prospectus fee tables) will be in effect for one year from the closing date of this Reorganization.

		Management Fee	Distribution (12b-1) Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
PNC Balanced Allocation Fund	A	0.75%	0.01%[1]	1.46%	0.11%[2]	2.33%	(1.01%)[3]	1.32%
	C	0.75%	0.75%	5.48%	0.11%[2]	7.09%	(5.03%)[3]	2.06%
	I	0.75%	None	1.07%	0.11%[2]	1.93%	(0.87%)[3]	1.06%
Federated MDT Balanced Fund	A	0.75%	0.00%[4]	0.68%	0.04%	1.47%	(0.12%)[5]	1.35%
	C	0.75%	0.75%	0.68%	0.04%	2.22%	(0.12%)[5]	2.10%
	IS	0.75%	None	0.39%	0.04%	1.18%	(0.08%)[5]	1.10%
Federated MDT Balanced Fund (Current Pro Forma)	A	0.75%	0.00%[4]	0.65%	0.04%	1.44%	(0.09%)[5]	1.35%
	C	0.75%	0.75%	0.65%	0.04%	2.19%	(0.09%)[5]	2.10%
	IS	0.75%	None	0.37%	0.04%	1.16%	(0.06%)[5]	1.10%
[1]	The PNC Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the “Underwriter”) up to a maximum of 0.10% under the Fund’s distribution plan for Class A Shares. The PNC Funds Board has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 28, 2019, at which time the PNC Funds Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time.
[2]	“Acquired Fund” means any investment company in which the Fund invests or has invested during the period. The Total Annual Fund Operating Expenses will not correlate to the PNC Fund’s ratio of expenses to average net assets in the PNC Fund’s Financial Highlights, which reflects the operating expenses of the PNC Fund and does not include “Acquired Fund Fees and Expenses.”
[3]	The PNC Funds Adviser has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed 1.21%, 1.95%, and 0.95% for Class A, Class C, and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through September 28, 2019, at which time the PNC Funds Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time. The PNC Funds Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the PNC Funds Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the Fund Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the PNC Funds Adviser paid, waived or reimbursed the amount being repaid by the PNC Fund or (ii) at the time of the reimbursement by the Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.
[4]	The Federated Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur or charge a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred or charged by the A class of the Surviving Fund. The A class of the Surviving Fund will not incur or charge such a Distribution (12b-1) Fee until such time as approved by the Federated Funds Board.
[5]	The Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective October 1, 2018, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Federated Fund, if any) paid by the Fund’s A, C, and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.31%, 2.06%, and 1.06%, (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2019; or (b) the date of the Federated Fund’s next effective Prospectus. While the Federated Funds Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Federated Funds Board. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the Closing Date.

		Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
PNC Multi-Factor All Cap Fund	A	0.55%	0.03%[1]	2.88%	3.46%	(2.53%)[2]	0.93%
	C	0.55%	0.75%	14.27%	15.57%	(13.92%)[2]	1.65%
	I	0.55%	None	1.86%	2.41%	(1.76%)[2]	0.65%
Federated MDT All Cap Core Fund (Current and Pro Forma)	A	0.70%[5]	0.00%[3]	0.62%	1.32%	(0.27%)[4,5]	1.05%
	C	0.70%[5]	0.75%	0.63%	2.08%	(0.28%)[4,5]	1.80%
	IS	0.70%[5]	None	0.35%	1.05%	(0.30%)[4,5]	0.75%

[1]	The PNC Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the “Underwriter”) up to a maximum of 0.10% under the PNC Fund’s distribution plan for Class A Shares. The PNC Funds Board has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 28, 2019, at which time the PNC Funds Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the Fund Board at any time.
[2]	The PNC Funds Adviser has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the PNC Fund’s Total Annual Fund Operating Expenses exceed 0.93%, 1.65%, and 0.65% for Class A, Class C, and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through September 28, 2019, at which time the PNC Funds Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time. The PNC Funds Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the PNC Funds Adviser (a) occurs within the three years following the year in which the PNC Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the PNC Funds Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the PNC Funds Adviser paid, waived or reimbursed the amount being repaid by the Fund or (ii) at the time of the reimbursement by the PNC Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.
[3]	The Federated Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Federated Fund may incur or charge a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred or charged by the A class of the Fund. The A class of the Federated Fund will not incur or charge such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board.
[4]	The Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective October 1, 2018, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Federated Fund, if any) paid by the Fund’s A, C, and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.04%, 1.79%, and 0.74%, (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2019; or (b) the date of the Fund’s next effective Prospectus. While the Federated Funds and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Federated Funds Board. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the Closing Date.
[5]	The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in the stated gross Management Fee for the Fund.

		Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
PNC Multi-Factor Large Cap Growth Fund	A	0.55%	0.03%[1]	0.83%[2]	1.41%	(0.48%)[3]	0.93%
	C	0.55%	0.75%	4.21%[2]	5.51%	(3.86%)[3]	1.65%
	I	0.55%	None	0.39%[2]	0.94%	(0.29%)[3]	0.65%
Federated MDT Large Cap Growth Fund	A	0.75%	0.00%[4]	0.75%	1.50%	-	1.50%
	C	0.75%	0.75%	0.75%	2.25%	-	2.25%
	IS	0.75%	None	0.50%	1.25%	-	1.25%
Federated MDT Large Cap Growth Fund (Combined Pro Forma)	A	0.75%	0.00%[4]	0.59%	1.34%	0.00%[5]	1.34%
	C	0.75%	0.75%	0.59%	2.09%	0.00%[5]	2.09%
	IS	0.75%	None	0.34%	1.09%	0.00%[5]	1.09%
[1]	The PNC Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the “Underwriter”) up to a maximum of 0.10% under the Fund’s distribution plan for Class A Shares. The PNC Funds Board has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 28, 2019, at which time the PNC Funds Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time.
[2]	“Other Expenses” include indirect fees and expenses of Acquired Funds that do not exceed 0.01% of the average net assets of the Fund. “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.
[3]	The PNC Funds Adviser has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed 0.93%, 1.65%, and 0.65% for Class A, Class C, and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through September 28, 2019, at which time the Fund Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time. The PNC Funds Adviser can be reimbursed by the PNC Fund for any contractual fee reductions or expense reimbursements if reimbursement to the PNC Funds Adviser (a) occurs within the three years following the year in which the PNC Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the PNC Funds Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the Fund Adviser paid, waived or reimbursed the amount being repaid by the Fund or (ii) at the time of the reimbursement by the PNC Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.
[4]	The Federated Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Federated Fund may incur or charge a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred or charged by the A class of the Fund. The A class of the Fund will not incur or charge such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board.
[5]	The Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective October 1, 2018, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Federated Fund, if any) paid by the Fund’s A, C, and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.51%, 2.26%, and 1.26%, (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2019; or (b) the date of the Fund’s next effective Prospectus. While the Federated Funds Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Federated Funds Board. Subject to, and upon the closing of this Reorganization, the Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses so that total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Federated Fund, if any) paid by the Fund’s A class, C class, and IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.99%, 1.74% and 0.74%, respectively (the “New Fee Limit”). If this Reorganization is approved, the Termination Date of the New Fee Limit will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the Closing Date.

		Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
PNC Multi-Factor Small Cap Growth Fund	A	0.75%	0.03%[1]	0.59%	1.37%	(0.24%[2]	1.13%[2]
	C	0.75%	0.75%	1.03%	2.53%	(0.68%)[2]	1.85%[2]
	I	0.75%	None	0.24%	0.99%	(0.14%)[2]	0.85%[2]
	R6	0.75%	None	0.60%	1.35%	(0.51%)[2]	0.84%[2]
Federated MDT Small Cap Growth Fund	A	0.80%[5]	0.00%[3]	0.60%	1.40%	(0.26%)[4,5]	1.14%
	C	0.80%[5]	0.75%	0.55%	2.10%	(0.21%)[4,5]	1.89%
	IS	0.80%[5]	None	0.29%	1.09%	(0.20%)[4,5]	0.89%
	R6	0.80%[5]	None	0.19%	0.99%	(0.11%)[4,5]	0.88%
Federated MDT Small Cap Growth Fund (Combined Pro Forma)	A	0.80%	0.00%[3]	0.59%	1.39%	(0.25%)[4]	1.14%
	C	0.80%	0.75%	0.55%	2.10%	(0.21%)[4]	1.89%
	IS	0.80%	None	0.25%	1.05%	(0.16%)[4]	0.89%
	R6	0.80%	None	0.16%	0.96%	(0.08%)[4]	0.88%
[1]	The PNC Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the “Underwriter”) up to a maximum of 0.10% under the Fund’s distribution plan for Class A Shares. The PNC Funds Board has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 28, 2019, at which time the PNC Funds Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time.
[2]	The PNC Fund Adviser has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the PNC Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed 1.13%, 1.85%, 0.85% and 0.84% for Class A, Class C, Class I Shares, and Class R6 Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through September 28, 2019, at which time the PNC Funds Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time. The PNC Funds Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the PNC Funds Adviser (a) occurs within the three years following the year in which the PNC Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the PNC Funds Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the PNC Funds Adviser paid, waived or reimbursed the amount being repaid by the Fund or (ii) at the time of the reimbursement by the PNC Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.
[3]	The Federated Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Federated Fund may incur or charge a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred or charged by the A class of the Federated Fund. The A class of the Fund will not incur or charge such a Distribution (12b-1) Fee until such time as approved by the Federated Funds Board.
[4]	The Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective October 1, 2018, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Federated Fund, if any) paid by the Federated Fund’s A, C, IS and R6 classes (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.88%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2019; or (b) the date of the Federated Fund’s next effective Prospectus. While the Federated Funds Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Federated Funds Board. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the Closing Date.
[5]	The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in the stated gross Management Fee for the Fund.

		Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
PNC Multi-Factor Small Cap Core Fund	A	0.75%	0.03%[1]	0.56%	1.34%	(0.21%)[2]	1.13%[2]
	C	0.75%	0.75%	2.63%	4.13%	(2.28%)[2]	1.85%[2]
	I	0.75%	None	0.19%	0.94%	(0.09%)[2]	0.85%[2]
	R6	0.75%	None	0.21%	0.96%	(0.12%)[2]	0.84%[2]
PNC Multi-Factor Small Cap Value Fund	A	0.75%	0.03%[1]	1.17%	1.95%	(0.81%)[3]	1.14%[3]
	C	0.75%	0.75%	3.91%	5.41%	(3.55%)[3]	1.86%[3]
	I	0.75%	None	0.82%	1.57%	(0.71%)[3]	0.86%[3]
PNC Small Cap Fund	A	0.90%	0.03%[1]	0.47%	1.49%	(0.22%)[4]	1.27%[4]
	C	0.90%	0.75%	3.67%	2.35%	(0.36%)[4]	1.99%[4]
	I	0.90%	None	0.58%	1.13%	(0.14%)[4]	0.99%[4]
Federated MDT Small Cap Core Fund	A	0.80%[7]	0.00%[5]	0.53%	1.33%	(0.19%)[6,7]	1.14%
	C	0.80%[7]	0.75%	0.55%	2.10%	(0.21%)[6,7]	1.89%
	IS	0.80%[7]	None	0.25%	1.05%	(0.16%)[6,7]	0.89%
	R6	0.80%[7]	None	0.16%	0.96%	(0.08%)[6,7]	0.88%
Federated MDT Small Cap Core Fund (Combined Pro Forma)	A	0.80%	0.00%[5]	0.52%	1.32%	(0.18%)[6]	1.14%
	C	0.80%	0.75%	0.53%	2.08%	(0.19%)[6]	1.89%
	IS	0.80%	None	0.24%	1.04%	(0.15%)[6]	0.89%
	R6	0.80%	None	0.15%	0.95%	(0.07%)[6]	0.88%
[1]	The PNC Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the “Underwriter”) up to a maximum of 0.10% under the Fund’s distribution plan for Class A Shares. The PNC Funds Board has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 28, 2019, at which time the PNC Funds Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time.
[2]	The PNC Funds Adviser has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the PNC Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed 1.13%, 1.85%, 0.85% and 0.84% for Class A, Class C, Class I Shares, and Class R6 Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through September 28, 2019, at which time the PNC Funds Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time. The PNC Funds Adviser can be reimbursed by the PNC Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Fund Adviser (a) occurs within the three years following the year in which the PNC Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the PNC Funds Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the Fund Adviser paid, waived or reimbursed the amount being repaid by the PNC Fund or (ii) at the time of the reimbursement by the PNC Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.
[3]	The PNC Funds Adviser has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the PNC Fund’s Total Annual Fund Operating Expenses exceed 1.13%, 1.85%, and 0.85% for Class A, Class C, and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through September 28, 2019, at which time the Fund Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time. The PNC Funds Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the PNC Funds Adviser (a) occurs within the three years following the year in which the PNC Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the PNC Funds Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the PNC Funds Adviser paid, waived or reimbursed the amount being repaid by the PNC Fund or (ii) at the time of the reimbursement by the PNC Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.
[4]	The PNC Funds Adviser has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the PNC Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed 1.27%, 1.99% and 0.99% for Class A, Class C, and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through September 28, 2019, at which time the PNC Funds Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time. The PNC Funds Adviser can be reimbursed by the PNC Fund for any contractual fee reductions or expense reimbursements if reimbursement to the PNC Funds Adviser (a) occurs within the three years following the year in which the PNC Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the PNC Funds Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the PNC Funds Adviser paid, waived or reimbursed the amount being repaid by the PNC Fund or (ii) at the time of the reimbursement by the Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.
[5]	The Federated Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Federated Fund may incur or charge a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred or charged by the A class of the Federated Fund. The A class of the Federated Fund will not incur or charge such a Distribution (12b-1) Fee until such time as approved by the Federated Funds Board.
[6]	The Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective October 1, 2018, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Federated Fund, if any) paid by the Fund’s A, C, IS and R6 classes (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.88%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2019; or (b) the date of the Fund’s next effective Prospectus. While the Federated Funds Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Federated Funds Board. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the Closing Date.
[7]	The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in the stated gross Management Fee for the Fund.

Expense Example

These Examples are intended to help compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Examples assume that an investor invests $10,000 for the time periods indicated and then redeems all shares at the end of those periods. Expenses assuming no redemption are also shown for Class C shares. The Examples also assume that an investment has a 5% return each year and that operating expenses are as shown in the corresponding table above and remain the same. Any applicable fee waiver and expense reimbursement or any applicable contractual limitation on Distribution (12b-1) Fees for Class A Shares are reflected only in the one-year period below. Although actual costs and returns may be higher or lower, based on these assumptions an investor’s costs would be:

		1 Year	3 Years	5 Years	10 Years
PNC Balanced Allocation Fund	A	$603	$1,093	$1,609	$3,021
	C (with redemption)	$309	$1,638	$3,009	$6,191
	C (without redemption)	$209	$1,638	$3,009	$6,191
	I	$108	$522	$961	$2,183
Federated MDT Balanced Fund	A	$691	$989	$1,309	$2,211
	C (with redemption)	$325	$694	$1,190	$2,554
	C (without redemption)	$225	$694	$1,190	$2,554
	IS	$120	$375	$649	$1,432
Federated MDT Balanced Fund (Pro Forma)	A	$689	$980	$1,294	$2,179
	C (with redemption)	$322	$685	$1,175	$2,524
	C (without redemption)	$222	$685	$1,175	$2,524
	IS	$118	$368	$638	$1,409

		1 Year	3 Years	5 Years	10 Years
PNC Multi-Factor All Cap Fund	A	$640	$1,344	$2,070	$3,979
	C (with redemption)	$268	$3,055	$5,364	$9,311
	C (without redemption)	$168	$3,055	$5,364	$9,311
	I	$66	$582	$1,126	$2,612
Federated MDT All Cap Core Fund (Current and Pro Forma)	A	$677	$945	$1,234	$2,053
	C (with redemption)	$311	$652	$1,119	$2,410
	C (without redemption)	$211	$652	$1,119	$2,410
	IS	$107	$334	$579	$1,283

		1 Year	3 Years	5 Years	10 Years
PNC Multi-Factor Large Cap Growth Fund	A	$640	$941	$1,264	$2,177
	C (with redemption)	$268	$1,301	$2,422	$5,177
	C (without redemption)	$168	$1,301	$2,422	$5,177
	I	$66	$271	$492	$1,128
Federated MDT Large Cap Growth Fund	A	$694	$998	$1,323	$2,242
	C (with redemption)	$328	$703	$1,205	$2,584
	C (without redemption)	$228	$703	$1,205	$2,584
	IS	$127	$397	$686	$1,511
Federated MDT Large Cap Growth Fund (Pro Forma)	A	$679	$951	$1,244	$2,074
	C (with redemption)	$312	$655	$1,124	$2,421
	C (without redemption)	$212	$655	$1,124	$2,421
	IS	$111	$347	$601	$1,329

		1 Year	3 Years	5 Years	10 Years
PNC Multi-Factor Small Cap Growth Fund	A	$659	$952	$1,266	$2,154
	C (with redemption)	$288	$723	$1,284	$2,815
	C (without redemption)	$188	$723	$1,284	$2,815
	I	$87	$301	$533	$1,200
	R6	$86	$377	$691	$1,579
Federated MDT Small Cap Growth Fund	A	$685	$969	$1,274	$2,137
	C (with redemption)	$313	$658	$1,129	$2,431
	C (without redemption)	$213	$658	$1,129	$2,431
	IS	$111	$347	$601	$1,329
	R6	$101	$315	$547	$1,213
Federated MDT Small Cap Growth Fund (Pro Forma)	A	$684	$966	$1,269	$2,127
	C (with redemption)	$313	$658	$1,129	$2,431
	C (without redemption)	$213	$658	$1,129	$2,431
	IS	$107	$334	$579	$1,283
	R6	$98	$306	$531	$1,178

		1 Year	3 Years	5 Years	10 Years
PNC Multi-Factor Small Cap Core Fund	A	$659	$946	$1,253	$2,125
	C (with redemption)	$288	$1,047	$1,922	$4,175
	C (without redemption)	$188	$1,047	$1,922	$4,175
	I	$87	$291	$511	$1,146
	R6	$86	$294	$519	$1,167
PNC Multi-Factor Small Cap Value Fund	A	$660	$1,068	$1,501	$2,702
	C (with redemption)	$289	$1,300	$2,043	$5,119
	C (without redemption)	$189	$1,300	$2,043	$5,119
	I	$88	$426	$788	$1,807
PNC Small Cap Fund	A	$672	$989	$1,327	$2,281
	C (with redemption)	$302	$699	$1,223	$2,659
	C (without redemption)	$202	$699	$1,223	$2,659
	I	$101	$345	$609	$1,362
Federated MDT Small Cap Core Fund	A	$678	$948	$1,239	$2,063
	C (with redemption)	$313	$658	$1,129	$2,431
	C (without redemption)	$213	$658	$1,129	$2,431
	IS	$107	$334	$579	$1,283
	R6	$98	$306	$531	$1,178
Federated MDT Small Cap Core Fund (Pro Forma)	A	$677	$945	$1,234	$2,053
	C (with redemption)	$311	$652	$1,119	$2,410
	C (without redemption)	$211	$652	$1,119	$2,410
	IS	$106	$331	$574	$1,271
	R6	$97	$300	$525	$1,166

PORTFOLIO TURNOVER

Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of its portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
PNC Balanced Allocation Fund	58%
Federated MDT Balanced Fund	89%
PNC Multi-Factor All Cap Fund	199%
Federated MDT All Cap Core Fund	82%
PNC Multi-Factor Large Cap Growth Fund	188%
Federated MDT Large Cap Growth Fund	104%
PNC Multi-Factor Small Cap Growth Fund	96%
Federated MDT Small Cap Growth Fund	129%
PNC Multi-Factor Small Cap Core Fund	81%
PNC Multi-Factor Small Cap Value Fund	89%
PNC Small Cap Fund	37%
Federated MDT Small Cap Core Fund	88%

COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION

The bar charts and tables below reflect historical performance data for each Fund and are intended to help analyze each Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the total returns of a specified class of each Fund on a calendar year-by-year basis. Each bar chart shows changes in the performance of only the specified class and does not reflect the payment of any sales charges or recurring shareholder account fees, if applicable. If these charges or fees are applicable to a class and had been included, the returns shown would have been lower.

The Average Annual Total Return tables show returns for each class involved in the Reorganizations averaged over the stated periods, and includes comparative performance information. The tables show each Fund’s average annual total returns for the one year, five year and ten year calendar periods (or since inception). These figures assume reinvestment of dividend distributions. In addition to Return Before Taxes, Return After Taxes is shown for the specified class of each Fund to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the specified class, and after-tax returns for other classes of a Fund will differ from those shown. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-taxes returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.

The Funds’ performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Updated information on the PNC Funds’ performance can be obtained by visiting www.pncfunds.com or by calling 1-800-622-3863.

Updated performance information for the Federated Funds is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

PNC Balanced Allocation Fund - Federated MDT Balanced Fund

Risk/Return Bar Chart and Table for PNC Balanced Allocation Fund

Best Quarter 11.63% (6/30/09)

Worst Quarter (10.54)% (9/30/2011)

The Fund’s year-to-date total return for Class I Shares through June 30, 2019 was 12.24%.

Risk/Return Bar Chart and Table for Federated MDT Balanced Fund

Prior to September 1, 2016, R6 class shares were known as R class shares and included 12b-1 fees and certain other expenses.

The Fund’s IS class total return for the six-month period from January 1, 2019 to June 30, 2019, was 13.95%. Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 11.41% (quarter ended September 30, 2009). Its lowest quarterly return was (11.92)% (quarter ended September 30, 2011).

Average Annual Total Returns for PNC Balanced Allocation Fund and for Federated MDT Balanced Fund for Period Ended December 31, 2018.

		1 Year	5 Years	10 Years
PNC Balanced Allocation Fund	I (returns before taxes)	(6.19)%	3.68%	7.73%
	I (returns after taxes on distributions)	(9.08)%	1.94%	6.64%
	I (returns after taxes on distributions and sale of fund shares)	(1.68)%	2.75%	6.20%
	A (returns before taxes)	(10.78)%	2.42%	6.92%
	C (returns before taxes)	(7.88)%	2.71%	6.66%
	S&P 500 Index[1]	(4.38)%	8.49%	13.12%
	Bloomberg Barclays U.S. Aggregate Bond Index[2]	0.01%	2.52%	3.48%
	Balanced Allocation Hybrid Benchmark Index[3]	(2.35)%	6.24%	9.42%
Federated MDT Balanced Fund	IS (returns before taxes)	(2.86)%	4.74%	8.22%
	IS (returns after taxes on distributions)	(5.96)%	3.72%	7.53%
	IS (returns after taxes on distributions and sale of fund shares)	(0.97)%	3.45%	6.56%
	A (returns before taxes)	(8.38)%	3.31%	7.34%
	C (returns before taxes)	(4.71)%	3.70%	7.15%
	S&P 500 Index[1]	(4.38)%	8.49%	13.12%
	Bloomberg Barclays U.S. Aggregate Bond Index[2]	0.01%	2.52%	3.48%
	Blended Index[4]	(2.35)%	6.24%	9.42%
	Morningstar Allocation- 50% to 70% Equity Funds Average[5]	(5.76)%	3.67%	8.33%
1	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
3	The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500 and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
4	The Fund’s Blended Index, which reflects 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index, is being used for comparison purposes because, although it is not the Fund’s broad-based securities market index, the Fund’s Adviser believes it is more reflective of the Fund’s balanced investment style.
5	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated.

PNC Multi-Factor All Cap Fund - Federated MDT All Cap Core Fund

Risk/Return Bar Chart and Table for PNC Multi-Factor All Cap Fund

The Fund’s performance prior to March 31, 2017 reflects returns achieved pursuant to different principal investment strategies and investment processes, which included fundamental analysis. Previously, on February 27, 2013, the Fund modified the process by which it screened companies for investment. Accordingly, performance information prior to those dates reflects the results of the previous investment strategies and investment processes. If the Fund’s current investment strategies and investment processes had been in place for the prior periods, the performance information shown would have been different.

Best Quarter 13.18% (9/30/09)

Worst Quarter (18.27)% (12/31/18)

The Fund’s year-to-date total return for Class I Shares through June 30, 2019 was 18.78%.

Risk/Return Bar Chart and Table for Federated MDT All Cap Core Fund

The Fund’s IS class total return for the six-month period from January 1, 2019 to June 30, 2019, was 20.51%. Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 14.03% (quarter ended June 30, 2009). Its lowest quarterly return was (18.77)% (quarter ended September 30, 2011).

Average Annual Total Returns for PNC Multi-Factor All Cap Fund and for Federated MDT All Cap Core Fund for Period Ended December 31, 2018.

		1 Year	5 Years	10 Years
PNC Multi-Factor All Cap Fund	I (returns before taxes)	(17.16)%	5.09%	10.73%
	I (returns after taxes on distributions)	(17.34)%	4.83%	10.50%
	I (returns after taxes on distributions and sale of fund shares)	(9.97)%	3.97%	8.91%
	A (returns before taxes)	(21.86)%	3.67%	9.74%
	C (returns before taxes)	(18.75)%	4.11%	9.57%
	Russell 3000 Index[1]	(5.24)%	7.91%	13.18%
	S&P 500 Index[2]	(4.38)%	8.49%	13.12%
Federated MDT All Cap Core Fund	IS (returns before taxes)	(2.49)%	7.57%	11.95%
	IS(returns after taxes on distributions)	(4.74)%	6.90%	11.53%
	IS (returns after taxes on distributions and sale of fund shares)	(0.58)%	5.84%	9.92%
	A (returns before taxes)	(8.11)%	6.06%	11.01%
	C (returns before taxes)	(4.37)%	6.44%	10.77%
	Russell 3000 Index[1]	(5.24)%	7.91%	13.18%
	Morningstar Large Blends Average[3]	(6.27)%	6.65%	11.99%
1	The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market.
2	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
3	Morningstar has assigned the Fund to the Morningstar Large Cap Value Funds Average peer group; however, the Morningstar Large Blend Funds Average (MLBFA) is being used for comparison purposes. The Fund invests in both value and growth stocks and therefore the Fund’s Adviser believes that the MLBFA is more reflective of the Fund’s investment style. Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.

PNC Multi-Factor Large Cap Growth Fund - Federated MDT Large Cap Growth Fund

Risk/Return Bar Chart and Table for PNC Multi-Factor Large Cap Growth Fund

The Fund’s performance prior to March 31, 2017 reflects returns achieved pursuant to different principal investment strategies and investment processes, which included fundamental analysis. Accordingly, performance information prior to that date reflects the results of the previous investment strategies and investment processes. If the Fund’s current investment strategies and investment processes had been in place for the prior period, the performance information shown would have been different.

Best Quarter 16.12% (3/31/12)

Worst Quarter (15.75)% (12/31/18)

PNC Multi-Factor Large Cap Growth Fund year-to-date total return for Class I Shares through June 30, 2019 was 19.76%.

Risk/Return Bar Chart and Table for Federated MDT Large Cap Growth Fund

The Fund’s IS class total return for the six-month period from January 1, 2019 to June 30, 2019, was 23.38%. Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 15.38% (quarter ended March 31, 2012). Its lowest quarterly return was (17.98)% (quarter ended September 30, 2011).

Average Annual Total Returns for PNC Multi-Factor Large Cap Growth Fund and for Federated MDT Large Cap Growth Fund for Period Ended December 31, 2018.

		1 Year	5 Years	10 Years
PNC Multi-Factor Large Cap Growth Fund	I (returns before taxes)	(5.96)%	9.31%	12.93%
	I (returns after taxes on distributions)	(11.10)%	7.97%	12.17%
	I (returns after taxes on distributions and sale of fund shares)	(1.24)%	7.14%	10.73%
	A (returns before taxes)	(11.26)%	7.83%	12.01%
	C (returns before taxes)	(7.60)%	8.40%	11.89%
	Russell 1000 Growth Index[1]	(1.51)%	10.40%	15.29%
Federated MDT Large Cap Growth Fund	IS (returns before taxes)	1.74%	8.02%	12.92%
	IS(returns after taxes on distributions)	(1.36)%	6.33%	12.02%
	IS (returns after taxes on distributions and sale of fund shares)	1.79%	5.90%	10.62%
	A (returns before taxes)	(4.11)%	6.54%	11.99%
	C (returns before taxes)	(0.17)%	6.95%	11.78%
	Russell 1000 Growth Index[1]	(1.51)%	10.40%	15.29%
	Morningstar Large Growth Funds Average[2]	(2.09)%	8.16%	13.74%
1	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
2	Morningstar has assigned the Fund to the Morningstar Large Blend Funds Average peer group; however, the Morningstar Large Growth Funds Average (MLGFA) is being used for comparison purposes. The Fund invests in large-cap growth stocks, and therefore, the Fund’s Adviser believes that the MLGFA is more reflective of the Fund’s investment style. Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.

PNC Multi-Factor Small Cap Growth Fund - Federated MDT Small Cap Growth Fund

Risk/Return Bar Chart and Table for PNC Multi-Factor Small Cap Growth Fund

Because Class R6 Shares of the Fund had not commenced operations as of the calendar year ended December 31, 2017, no performance information for Class R6 Shares is provided below.

Best Quarter 18.45% (12/31/10)

Worst Quarter (21.33)% (12/31/18)

The Fund’s year-to-date total return for Class I Shares through June 30, 2019 was 16.86%.

Risk/Return Bar Chart and Table for Federated MDT Small Cap Growth Fund

The Fund’s R6 class commenced operations on June 29, 2016. For the periods prior to the commencement of operations of the R6 class, the R6 class performance information shown is for the Fund’s IS class. The performance of the IS class has not been adjusted to reflect the expenses applicable to the R6 class since the R6 class has a lower expense ratio than the expense ratio of the IS class. The performance of the IS class has been adjusted to remove any voluntary waiver of Fund expenses related to the IS class that may have occurred during the periods prior to the commencement of operations of the R6 class, which would have caused the IS class expenses to be lower than the gross expenses of the R6 class.

The Fund’s IS class total return for the six-month period from January 1, 2019 to June 30, 2019, was 16.59%. Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 17.75% (quarter ended March 31, 2012). Its lowest quarterly return was (25.06)% (quarter ended September 30, 2011).

Average Annual Total Returns for PNC Multi-Factor Small Cap Growth Fund and for Federated MDT Small Cap Growth Fund for Period Ended December 31, 2018.

		1 Year	5 Years	10 Years
PNC Multi-Factor Small Cap Growth Fund[1]	I (returns before taxes)	(5.34)%	6.05%	13.32%
	I (returns after taxes on distributions)	(9.58)%	4.53%	12.48%
	I (returns after taxes on distributions and sale of fund shares)	(0.93)%	4.58%	11.13%
	A (returns before taxes)	(10.72)%	4.59%	12.39%
	C (returns before taxes)	(7.09)%	5.03%	12.41%
	Russell 2000 Growth Index[2]	(9.31)%	5.13%	13.52%
Federated MDT Small Cap Growth Fund	IS (returns before taxes)	(6.22)%	8.25%	13.64%
	IS (returns after taxes on distributions)	(8.14)%	6.53%	12.73%
	IS(returns after taxes on distributions and sale of fund shares)	(3.12)%	6.07%	11.26%
	A (returns before taxes)	(11.62)%	6.76%	12.72%
	C (returns before taxes)	(8.02)%	7.17%	12.52%
	R6 (returns before taxes)	(6.23)%	8.17%	13.40%
	Russell 2000 Growth Index[2]	(9.31)%	5.13%	13.52%
	Morningstar Small Growth Funds Average[3]	(5.76)%	5.12%	13.36%
[1]	Because Class R6 Shares of the Fund had not commenced operations as of the calendar year ended December 31, 2017, no performance information for Class R6 Shares is provided. Financial information for Class R6 Shares of the Fund from June 11, 2018 through May 31, 2019 is available in the Financial Highlights section of this Prospectus/Proxy Statement. Annual returns for Class R6 Shares would differ from those shown for Class I Shares only to the extent that Class R6 Shares and Class I Shares have different expenses.
2	The Russell 2000® Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.

PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Value Fund, and PNC Small Cap Fund - Federated MDT Small Cap Core Fund

Risk/Return Bar Chart and Table for PNC Multi-Factor Small Cap Core Fund

Class C shares of the Fund were initially offered from September 30, 2005 to June 4, 2012, after which C shares were terminated. The Fund recommenced offering Class C shares of the Fund on October 1, 2016. The performance information for Class C shares shown below for the period from October 1, 2016, through September 30, 2017 is that of the Fund’s Class I shares, adjusted to reflect the higher level of expenses to which Class C shares are subject. Because Class R6 Shares of the Fund had not commenced operations as of the calendar year ended December 31, 2017, no performance information for Class R6 Shares is provided below.

Best Quarter 16.50% (9/30/09)

Worst Quarter (19.09)% (12/31/18)

The Fund’s year-to-date total return for Class I Shares through June 30, 2019 was 12.36%.

Risk/Return Bar Chart and Table for PNC Multi-Factor Small Cap Value Fund

On February 8, 2010, Allegiant Multi-Factor Small Cap Value Fund changed its name to PNC Multi-Factor Small Cap Value Fund. Allegiant Small Cap Value Fund and Allegiant Multi-Factor Small Cap Value Fund were managed by the PNC Funds Adviser and/or its predecessors for the periods prior to February 8, 2010.

Best Quarter 16.96% (9/30/09)

Worst Quarter -21.20% (12/31/18)

The Fund’s year-to-date total return for Class I Shares through June 30, 2019 was 14.00%.

Risk/Return Bar Chart and Table for PNC Small Cap Fund

Best Quarter 21.50% (6/30/09)

Worst Quarter (20.26)% (12/31/18)

The Fund’s year-to-date total return for Class I Shares through June 30, 2019 was 21.80%.

Risk/Return Bar Chart and Table for Federated MDT Small Cap Core Fund

The Fund’s R6 class commenced operations on June 29, 2016. For the periods prior to the commencement of operations of the Fund’s R6 class, the R6 class performance information shown below is for the Fund’s IS class. The performance of the Fund’s IS class has not been adjusted to reflect the expenses applicable to the R6 class since the R6 class has a lower expense ratio than the expense ratio of the IS class. The performance of the IS class has been adjusted to remove any voluntary waiver of the Fund expenses related to the IS class that may have occurred during periods prior to the commencement of operations of the R6 class which would have caused the IS class expenses to be lower than the gross expenses of the R6 class.

The Fund’s IS class total return for the six-month period from January 1, 2019 to June 30, 2019, was 13.24%. Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 17.75% (quarter ended December 31, 2011). Its lowest quarterly return was (26.82)% (quarter ended September 30, 2011).

Average Annual Total Returns for PNC Small Cap Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Value Fund and for Federated MDT Small Cap Core Fund for Period Ended December 31, 2018.

		1 Year	5 Years	10 Years
PNC Multi-Factor Small Cap Core Fund[1]	I (returns before taxes)	(12.94)%	4.29%	12.98%
	I (returns after taxes on distributions)	(14.74)%	3.73%	12.56%
	I (returns after taxes on distributions and sale of fund shares)	(6.43)%	3.33%	10.86%
	A (returns before taxes)	(17.94)%	2.84%	12.05%
	C (returns before taxes)	(14.60)%	N/A	N/A
	Russell 2000 Index[2]	(11.01)%	4.41%	11.97%
PNC Small Cap Fund	I (returns before taxes)	(13.01)%	2.70%	12.81%
	I (returns after taxes on distributions)	(17.99)%	0.89%	11.77%
	I (returns after taxes on distributions and sale of fund shares)	(4.34)%	2.10%	10.76%
	A (returns before taxes)	(17.98)%	1.26%	11.85%
	C (returns before taxes)	(14.49)%	1.70%	11.69%
	Russell 2000 Index[2]	(11.01)%	4.41%	11.97%
PNC Multi-Factor Small Cap Value Fund	I (returns before taxes)	(15.37)%	2.05%	9.34%
	I (returns after taxes on distributions)	(15.80)%	1.54%	8.89%
	I (returns after taxes on distributions and sale of fund shares)	(8.81)%	1.54%	7.63%
	A (returns before taxes)	(20.17)%	0.69%	8.48%
	C (returns before taxes)	(16.99)%	1.17%	8.33%
	Russell 2000 Value Index[3]	(12.86)%	3.61%	10.40%
Federated MDT Small Cap Core Fund	IS (returns before taxes)	(11.58)%	6.65%	12.95%
	IS (returns after taxes on distributions)	(12.72)%	4.97%	12.06%
	IS (returns after taxes on distributions and sale of fund shares)	(-6.69)%	4.65%	10.56%
	A (returns before taxes)	(16.64)%	5.20%	12.02%
	C (returns before taxes)	(13.32)%	5.59%	11.82%
	R6 (returns before taxes)	(11.57)%	6.52%	11.27%
	Russell 2000 Index[2]	(11.01)%	4.41%	11.97%
	Morningstar Small Blend Funds Average[4]	(12.72)%	3.20%	11.60%
[1]	Because Class R6 Shares of the PNC Multi-Factor Small Cap Core Fund had not commenced operations as of the calendar year ended December 31, 2017, no performance information for Class R6 Shares is provided. Financial information for Class R6 Shares of the Fund from June 11, 2018 through May 31, 2019 is available in the Financial Highlights section of this Prospectus/Proxy Statement. Annual returns for Class R6 Shares would differ from those shown for Class I Shares only to the extent that Class R6 Shares and Class I Shares have different expenses.
2	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.
3	The Russell 2000® Value Index is an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values.
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.

PORTFOLIO MANAGERS

Information about the portfolio managers who are primarily responsible for overseeing each of the Fund’s investments is shown below. Each Fund’s SAI provides additional information about the portfolio managers, including information relating to each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

Fund	Name	Years as member of Fund’s Portfolio Management Team	Title
PNC Balanced Allocation Fund	Aneet Deshpande, CFA	2	Managing Director
	Martin C. Schulz	21	Managing Director
	Jason Weber, CFA	3	Portfolio Manager
	Michael Coleman	3	Portfolio Manager
Federated MDT Balanced Fund	John F. Sherman	17	Senior Portfolio Manager
	Daniel J. Mahr	11	Managing Director of Research
	Frederick L. Konopka	11	Portfolio and Trading Manager
	Chengjun (Chris) Wu	5	Portfolio Manager
	John Paul Lewicke	5	Research Manager
	Damien Zhang	1	Research Manager
PNC Multi-Factor All Cap Fund	Douglas J Roman, CFA, CMT	10	Managing Director
	Mark E. Batty, CFA	10	Senior Portfolio Manager
	Michael Coleman	3	Portfolio Manager
Federated MDT All Cap Core Fund	Daniel J. Mahr	11	Managing Director of Research
	Frederick L. Konopka	11	Portfolio and Trading Manager
	John Paul Lewicke	5	Research Manager
	Damien Zhang	1	Research Manager
PNC Multi-Factor Large Cap Growth Fund	Douglas J Roman, CFA, CMT	10	Managing Director
	Mark E. Batty, CFA	10	Senior Portfolio Manager
	Michael Coleman	3	Portfolio Manager
Federated MDT Large Cap Growth Fund	Daniel J. Mahr	11	Managing Director of Research
	Frederick L. Konopka	11	Portfolio and Trading Manager
	John Paul Lewicke	5	Research Manager
	Damien Zhang	1	Research Manager
PNC Multi-Factor Small Cap Growth Fund	Hitesh C. Patel, PhD	14	Managing Director
	Paul Kleinaitis, CFA	14	Senior Portfolio Manager
Federated MDT Small Cap Growth Fund	Daniel J. Mahr	11	Managing Director of Research
	Frederick L. Konopka	11	Portfolio and Trading Manager
	John Paul Lewicke	5	Research Manager
	Damien Zhang	1	Research Manager
PNC Multi-Factor Small Cap Core Fund	Hitesh C. Patel, PhD	14	Managing Director
	Paul Kleinaitis, CFA	14	Senior Portfolio Manager
PNC Multi-Factor Small Cap Value Fund	Hitesh C. Patel, PhD	14	Managing Director
	Paul Kleinaitis, CFA	14	Senior Portfolio Manager
	Chen Chen, PhD	6	Portfolio Manager
PNC Small Cap Fund	M. Jed Ellerbroek, Jr., CFA	11	Senior Analyst
	James E. Mineman	15	Managing Director
	Lisa A. Teter	15	Senior Analyst
	Brian J. Reynolds	6	Senior Analyst
Federated MDT Small Cap Core Fund	Daniel J. Mahr	11	Managing Director of Research
	Frederick L. Konopka	11	Portfolio and Trading Manager
	John Paul Lewicke	5	Research Manager
	Damien Zhang	1	Research Manager

Federated Funds Portfolio Managers

Frederick L. Konopka. Frederick L. Konopka, CFA, joined the Investment Team in 1997. Mr. Konopka is a Vice President of the Fund’s Adviser. As Portfolio and Trading Manager, he is responsible for the ongoing implementation of the investment model including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

John Paul Lewicke. John Paul Lewicke, joined the Investment Team in 2007. Mr. Lewicke is a Vice President of the Fund’s Adviser. As Research Manager, he is responsible for ongoing evaluation and enhancement of the investment model, including software code design and development. Mr. Lewicke received his A.B., Mathematics and Computer Science from Dartmouth College.

Daniel J. Mahr. Daniel J. Mahr, CFA, joined the Investment Team in 2002. Mr. Mahr is a Senior Vice President of the Fund’s Adviser. As Managing Director of Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the investment model. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

John F. Sherman. John F. Sherman, CFA, has been the Fund’s Portfolio Manager responsible for asset allocation (including the selection of any exchange-traded funds and derivatives used in the asset allocation process) and the selection of REIT securities for the Fund since October 2002. He is Vice President of the Trust with respect to the Fund. Mr. Sherman joined MDT Advisers in 2000. He has over 20 years of experience analyzing financial markets. Prior to joining the Adviser, Mr. Sherman served as a Vice President and Senior Analyst for Citizens Financial Group from 1999 to 2000 and as a Senior Analyst for FDIC from 1991 to 1999. He is a member of the CFA Institute and the CFA Society Boston. He received a B.S.B.A. from North Adams State College, and an M.B.A. from Boston University Graduate School of Management.

Chengjun (Chris)Wu. Chengjun (Chris)Wu, CFA, has been the Fund’s portfolio manager since April 2014 and is responsible for the fixed income portion of the Fund. Mr. Wu is responsible for providing research and advice on sector allocation and security selection. He has been with Federated since 2006; has worked in investment management since 2006; and has managed investment portfolios since 2011. Education: B.S., Beijing Normal University; M.S., University of Illinois at Chicago; M.B.A., University of Chicago, Graduate School of Business.

Damien Zhang. Damien Zhang, CFA, joined the Investment Team in 2009. Mr. Zhang is a Vice President of the Fund’s Adviser. As Research Manager, he is responsible for ongoing evaluation and enhancement of the investment model, including software code design and development. Mr. Zhang received his A.B., Economics from Princeton University.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the PNC Funds and the Federated Funds are included as Annex F to this Prospectus/Proxy Statement. The Financial Highlights will help understand each Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

The fiscal year end of the PNC Funds is May 31. The financial highlights for the fiscal years ended May 31, 2019 for the PNC Funds have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the PNC Fund’s audited financial statements, is included in each PNC Fund’s Annual Report.

The fiscal year end of the Federated Funds is July 31. The financial highlights for the fiscal years ended July 31, 2018 for the Federated Funds have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Federated Fund’s audited financial statements, is included in each Federated Fund’s Annual Report.

The Financial highlights for the fiscal period ended January 31, 2019 for the Federated Funds are unaudited.

INVESTMENT ADVISER

PNC Funds

PNC Capital Advisors, LLC (the “PNC Funds Adviser”) is the investment adviser to the PNC Funds and is located at One East Pratt Street, 5th Floor, Baltimore, MD 21202. As of June 30, 2019, the Adviser had approximately $54.3 billion in assets under management. The PNC Funds Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The PNC Funds Board supervises the PNC Funds Adviser and establishes policies that the PNC Funds Adviser must follow in its management activities. The PNC Funds Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for managing the Funds or making investment recommendations to the team.

Federated Funds

Federated MDTA LLC (the “Federated Funds Adviser”) is the investment adviser for the Federated Funds, which manages each respective Federated Fund’s assets, including buying and selling portfolio securities. In addition, Federated Advisory Services Company (FASC), an affiliate of Federated MDTA LLC, provides security and market data and certain other support services to the Federated Funds. The fee for FASC’s services is paid by Federated MDTA LLC and not by the Federated Funds. The address of Federated MDTA LLC is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110-2704. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Federated Funds Adviser and other subsidiaries of Federated collectively advise approximately 130 equity, fixed-income and money market mutual funds (including sub-advised funds) as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $502.2 billion in assets as of June 30, 2019.

Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,900 employees. Federated provides investment products to approximately 10,000 investment professionals and institutions.

INVESTMENT ADVISORY FEES AND OTHER FEES/EXPENSES

The PNC Funds and the Federated Funds pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment adviser or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary – Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

PNC Funds - Federated Funds

The PNC Funds and the Federated Funds pay PNC Capital Advisors, LLC and Federated MDTA LLC, respectively, management fees as follows:

PNC Fund	Advisory Fee	Federated Fund	Advisory Fee
PNC Balanced Allocation Fund	0.75%	Federated MDT Balanced Fund	0.75%
PNC Multi-Factor All Cap Fund	0.55%	Federated MDT All Cap Core Fund	0.70%
PNC Multi-Factor Large Cap Growth Fund	0.55%	Federated MDT Large Cap Growth Fund	0.75%
PNC Multi-Factor Small Cap Growth Fund	0.75%	Federated MDT Small Cap Growth Fund	0.80%
PNC Multi-Factor Small Cap Core Fund	0.75%	Federated MDT Small Cap Core Fund	0.80%
PNC Multi-Factor Small Cap Value Fund	0.75%
PNC Small Cap Fund	0.90%

The PNC Funds Adviser has contractually agreed to certain expense limitations as described in the corresponding footnotes to the “Annual Fund Operating Expenses” table found in the “Fund Fees and Expenses” section of each applicable PNC Fund’s Prospectus.

The Federated Funds Adviser and certain of their affiliates have also agreed to certain “Fee Limits” as described in the corresponding footnotes to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of each Federated Fund’s Prospectus.

A discussion regarding the basis for each Fund’s Board of Trustees approving any investment advisory contract of the Fund is available in the Fund’s annual or semi-annual report to shareholders, as applicable.

Rule 12b-1 Plan

PNC Funds

PNC Fund	A	C	I	R6
PNC Balanced Allocation Fund	0.01%	0.75%	None	N/A
PNC Multi-Factor All Cap Fund	0.03%	0.75%	None	N/A
PNC Multi-Factor Large Cap Growth Fund	0.03%	0.75%	None	N/A
PNC Multi-Factor Small Cap Growth Fund	0.03%	0.75%	None	None
PNC Multi-Factor Small Cap Core Fund	0.03%	0.75%	None	None
PNC Multi-Factor Small Cap Value Fund	0.03%	0.75%	None	N/A
PNC Small Cap Fund	0.03%	0.75%	None	N/A

Each PNC Fund has adopted separate distribution plans with respect to Class A and Class C Shares, pursuant to Rule 12b-1 under the 1940 Act, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund’s assets continuously, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.

Each PNC Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. The PNC Fund Board has approved a contractual commitment whereby actual distribution fees for Class A Shares are limited to no more than (i) 0.01% with respect to PNC Balanced Allocation Fund; and (ii) 0.03% with respect to each other PNC Fund. This commitment continues through September 28, 2019, at which time the PNC Fund Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Fund Board at any time.

Distribution fees for Class C Shares, as a percentage of average daily net assets, are 0.75% for each Fund offered in this prospectus.

Federated Funds

Federated Fund	A	C	IS	R6
Federated MDT Balanced Fund	0.00%	0.75%	None	N/A
Federated MDT All Cap Core Fund	0.00%	0.75%	None	N/A
Federated MDT Large Cap Growth Fund	0.00%	0.75%	None	N/A
Federated MDT Small Cap Growth Fund	0.00%	0.75%	None	None
Federated MDT Small Cap Core Fund	0.00%	0.75%	None	None

The Federated Fund Board has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.05% for A class and 0.75% for C class of average net assets to Federated Securities Corp. (the “Distributor”) for the sale, distribution, administration and customer servicing of the Federated Fund’s A class and C class. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. The Federated Fund’s A class has no present intention of paying, accruing or incurring any Rule 12b-1 Fees until such time as approved by the Federated Fund’s Board of Trustees. In addition, in connection with the sale of the C class, Federated and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 Fees and contingent deferred sales loads for the C class. Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these shares pay marketing fees on an ongoing basis, an investor’s costs may be higher over time than other shares with different sales charges and marketing fees.

Administrative Fees

PNC Funds

The Reorganizing Funds Trust has entered into a Co-Administration and Accounting Services Agreement dated June 30, 2010, as amended from time to time (the “Co-Administration Agreement”) with the Co-Administrators, pursuant to which BNY Mellon and the PNC Funds Adviser have agreed to serve as Co-Administrators to the Reorganizing Funds Trust. The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Reorganizing Funds Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Reorganizing Funds Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from intentional misconduct, bad faith or negligence on the part of the Co-Administrators in the performance of their duties.

The Co-Administration Agreement also provides that it creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator. BNY Mellon is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The PNC Funds Adviser is an indirect wholly owned subsidiary of PNC. Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each PNC Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each PNC Fund. BNY Mellon also receives other transaction-based charges and is reimbursed for out of pocket expenses.

PNC Fund	Co-Administrative Fee During Fiscal Year 2019[1]
PNC Balanced Allocation Fund	$8,553
PNC Multi-Factor All Cap Fund	$3,681
PNC Multi-Factor Large Cap Growth Fund	$48,424
PNC Multi-Factor Small Cap Growth Fund	$72,310
PNC Multi-Factor Small Cap Core Fund	$211,029
PNC Multi-Factor Small Cap Value Fund	$11,013
PNC Small Cap Fund	$218,721

1 The fees in this chart are net of the PNC Funds Adviser’s administrative fee waivers.

Federated Funds

Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“Administrative Services”), necessary for the operation of the Federated Funds. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Federated Funds. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Federated Funds.

Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion

Federated Fund	For the Year Ended July 31, 2018
Federated MDT Balanced Fund	$113,529
Federated MDT All Cap Core Fund	$122,462
Federated MDT Large Cap Growth Fund	$70,176
Federated MDT Small Cap Growth Fund	$284,073
Federated MDT Small Cap Core Fund	$372,528

Service Fees

PNC Funds

PNC Fund	A	C	I	R6
PNC Balanced Allocation Fund	0.25%	0.25%	None	N/A
PNC Multi-Factor All Cap Fund	0.25%	0.25%	None	N/A
PNC Multi-Factor Large Cap Growth Fund	0.25%	0.25%	None	N/A
PNC Multi-Factor Small Cap Growth Fund	0.25%	0.25%	None	None
PNC Multi-Factor Small Cap Core Fund	0.25%	0.25%	None	None
PNC Multi-Factor Small Cap Value Fund	0.25%	0.25%	None	N/A
PNC Small Cap Fund	0.25%	0.25%	None	N/A

Each PNC Fund also has adopted a shareholder services plan that permits the PNC Fund to use its assets to pay for services provided by financial intermediaries or institutions to their customers who hold Class A or Class C Shares of a PNC Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each PNC Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares and Class C Shares for these shareholder services. When an investor buys Class A Shares, financial intermediaries providing such services begin to receive the shareholder services fee immediately and are paid the shareholder services fees for as long as an investor holds shares.

Upon purchasing Class C Shares, the Underwriter, the PNC Funds Adviser, or one of their affiliates may pay the financial intermediary an up-front distribution fee equal to up to 0.75% of an investor’s investment and an up-front shareholder servicing fee equal to 0.25% of your investment. The Underwriter, the PNC Funds Adviser, or one of their affiliates may be reimbursed for those payments out of the proceeds of the PNC Fund’s distribution plan and shareholder servicing plan applicable to Class C Shares over the first twelve months of investment in a Fund’s Class C Shares. After twelve months and for as long as an investor holds shares, the PNC Funds’ Underwriter pays ongoing distribution fees and the PNC Fund pays shareholder servicing fees to the financial intermediary in amounts up to 0.75% and 0.25%, respectively, of the average daily NAV of the investment in the PNC Fund’s Class C Shares.

Federated Funds

Federated Fund	A	C	IS	R6
Federated MDT Balanced Fund	0.25%	0.25%	None	N/A
Federated MDT All Cap Core Fund	0.25%	0.25%	None	N/A
Federated MDT Large Cap Growth Fund	0.25%	0.25%	None	N/A
Federated MDT Small Cap Growth Fund	0.25%	0.25%	None	None
Federated MDT Small Cap Core Fund	0.25%	0.25%	None	None

The Federated Funds may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (“FSSC”), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

The IS and R6 classes of the Federated Funds are not subject to the Service Fees.

Account Administration Fees (Federated Funds only)

The Federated Funds may pay Account Administration Fees of up to 0.25% of average net assets to financial intermediaries or to FSSC, a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

The IS and R6 classes of the Federated Funds are not subject to the Account Administration Fees.

Recordkeeping Fees (Federated Funds only)

The Federated Funds may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees (Federated Funds only)

The Federated Funds may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

PNC Funds

The PNC Funds Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The PNC Funds Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries (including financial intermediaries that are affiliates of the PNC Funds Adviser) for shareholder or administrative services in connection with investments in the PNC Funds. These fees are in addition to any fees that may be paid by the PNC Funds for these types of services or other services, including 12b-1 fees. The PNC Funds Adviser and its affiliates also participate in certain arrangements whereby the PNC Funds Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the PNC Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of PNC Fund shares. In addition, the PNC Funds Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the PNC Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the PNC Funds nor the amount that a PNC Fund receives to invest on behalf of the investor. The PNC Funds Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a PNC Fund. Please see the Statement of Additional Information of the PNC Funds for more information on these payments and the programs described above.

The PNC Funds Adviser will monitor each PNC Fund’s asset size and, subject to approval by the PNC Funds Board, may decide to close a PNC Fund at any time to new investments or new accounts if the PNC Funds Adviser believes that an increase in the asset size of a PNC Fund may adversely affect the implementation of the PNC Fund’s strategies. If a PNC Fund is closed, the PNC Fund may continue to accept additional investments from existing shareholders.

Federated Funds

The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to the Federated Funds shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Federated Funds to an investor. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Federated Funds Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Federated Funds’ Prospectuses and described above because they are not paid by the Federated Funds.

These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Federated Fund’s and/or other Federated Funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Federated Funds to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Federated Funds and/or other Federated Funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. An investor can ask their financial intermediary for information about any payments it receives from the Distributor or the Federated Funds and any services provided, as well as about fees and/or commissions it charges.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

The transfer agent and dividend disbursing agent for the Federated Funds is State Street Bank and Trust Company (“State Street Bank”). Services provided by State Street Bank include the issuance, cancellation and transfer of the Federated Funds’ shares, and the maintenance of records regarding the ownership of such shares.

The Bank of New York Mellon (“BNY Mellon”) provides transfer agency and dividend disbursing agent services for the PNC Funds pursuant to a Transfer Agency and Service Agreement dated June 30, 2010, as amended from time to time. As part of these services, BNY Mellon maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes each PNC Fund’s cash distributions to shareholders.

In connection with the Reorganizations, any minimum investment amounts applicable to initial investments in the Federated Funds shall be waived with respect to the PNC Funds shareholders initial receipt of Federated Funds shares as part of the Reorganization.

With respect to the Class A Shares of the Federated Funds (“Relevant Surviving Fund Shares”) to be acquired by shareholders of the applicable PNC Funds’ A Class Shares, in connection with the Reorganization, PNC Fund shareholders will initially acquire the applicable Federated Fund shares at NAV. With respect to subsequent purchases of Federated Fund shares in the future, such future purchases would be at NAV so long as such future purchase otherwise qualifies for a sales load exception pursuant to the terms of the applicable Federated Fund’s prospectus (such as, for example, that the shares are purchased through a program offered by a financial intermediary that provides for the purchase of shares without imposition of a sales charge and where the financial intermediary has agreed not to receive a dealer reallowance on purchases under the program).

In connection with the Reorganizations, a shareholder of a PNC Fund will initially acquire the shares of the applicable Federated Fund at NAV, but subsequent purchases of such applicable Federated Fund may be subject to any sales loads (including any front-end sales load) applicable to purchases of such Federated Fund, as further described below.

Sales Charge for Certain Subsequent Purchases

Subsequent purchases of the Relevant Surviving Fund Shares by former shareholders of PNC Fund Class A shares may be subject to sales charges. The following table lists the sales charges which will be applied to such purchases of Relevant Surviving Fund Shares, subject to the breakpoint discounts indicated in the table and described below:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater[1]	0.00%	0.00%
[1]	A contingent deferred sales charge (CDSC) of 0.75% of the redemption amount applies to Relevant Surviving Fund Shares originally purchased in an amount of $1 million or more and redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

Subsequent purchases of Relevant Surviving Fund Shares may qualify for a reduction or elimination of the sales, also known as a breakpoint discount. Contingent upon notification to the Federated Fund Transfer Agent, the sales charge at subsequent purchase of the Relevant Surviving Fund Shares may be reduced or eliminated by:

•	Purchasing the Relevant Surviving Fund Shares in greater quantities to reduce the applicable sales charge;
•	Combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class F and Class R Shares of any Federated fund made or held by other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). The purchase amount used in determining the sales charge on additional share purchase will be calculated by multiplying the respective maximum public offering price times the number of the Class A, Class B, Class C, Class F and Class R Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of the current purchase; or
•	Signing a letter of intent to purchase a qualifying amount of Relevant Surviving Fund Shares within 13 months. The Federated Fund custodian will hold Relevant Surviving Fund Shares in escrow equal to the maximum applicable sales charge. If an investor completes the letter of intent, the custodian will release the shares in escrow to your account. If the investor does not fulfill the letter of intent, the custodian will redeem the appropriate amount from the shares held in escrow to pay the sales charges that were not applied to the purchases.

Purchases

Shares of the PNC Funds and the Federated Funds may be purchased any day that the New York Stock Exchange (“NYSE”) is open. When a Fund receives a transaction request in proper form (as described in each Fund’s Prospectus), it is processed at the next calculated NAV of a share. Each of the Federated Funds’ and the PNC Funds’ NAVs is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. Each Fund calculates the NAV by valuing the assets allocated to the share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of shares of the class outstanding.

Purchases of a Federated Funds’ shares may be made through a financial intermediary, directly from the Federated Funds by wire and by check or through an exchange from the same share class of another Federated Fund (for exchanges, an investor must meet the minimum initial investment requirements for purchasing shares and both accounts must have identical registrations). An institution may establish an account and place an order by calling a Federated Fund and the shares will be priced at the next calculated NAV after the Federated Fund receives the order. Similarly, shareholders may purchase shares of the PNC Funds through an investment professional, financial institutions or financial intermediaries.

The PNC Funds offer a Planned Investment Program (“PIP”) and the Federated Funds offer a Systematic Investment Program (“SIP”).

For the Federated Funds to use the SIP, an investor needs to complete the SIP section of the new account form or contact the Federated Fund or the investor’s financial intermediary. Once an investor has opened an account, purchases of additional shares may be made automatically on a regular basis using the SIP. The minimum investment amount for SIPs is $50. Once an investor has opened an account, purchases of additional shares also may be made through a financial institution that is an ACH member (the purchase option can be established by completing the appropriate section of the new account form).

Likewise, for the PNC Funds, with a $100 minimum initial investment, an investor may purchase Class A Shares automatically through regular deductions from your regular checking or savings bank account in amounts of at least $100 per month per account. Prior to September 28, 2017, PIPs were subject to initial and subsequent investment minimums of $50. PIP accounts established prior to that date will continue to be subject to the lower investment minimums. An investor may arrange for participation in this program when a new account is established.

For existing accounts, with current bank account information on your account, participation in the program can be arranged via the Internet or by calling 1-800-622-FUND (3863). For existing accounts, without bank account information, participation can be arranged by completing an Account Maintenance Form with banking information. This form must include a signature guarantee by a bank or other financial institution.

Each of the Funds reserves the right to reject any request to purchase or exchange shares.

Minimum initial and subsequent investment amounts for the Federated Funds:

Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
A	$1,500	$100
C	$1,500	$100
IS	$1,000,000	N/A
R6	N/A	N/A

There is no minimum initial or subsequent amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Federated Fund’s policy on “Accounts with Low Balances” as discussed in each Federated Fund’s Prospectus. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Federated Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Federated Fund. Keep in mind that financial intermediaries may charge fees for their services in connection with share transactions.

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 for the Class A Shares (or in the case of IRAs, $250) and $25,000 for the Service Shares and IS Shares. Before an account is closed, an investor will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

Minimum initial and subsequent investment amounts for the PNC Funds:

Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
A	$1,000	$100
C	$1,000	$100
I	N/A	N/A
R6	N/A	N/A

There is no minimum initial or subsequent amount required for employer-sponsored retirement plans; however, such accounts remain subject to the PNC Fund’s policy on “Accounts with Low Balances” as discussed in each PNC Fund’s Prospectus. If an account balance drops below $1,000, an investor may be required to redeem shares. But, the PNC Funds will give an investor or the investor’s financial intermediary at least 60 days’ written notice to give the investor time to add to the account and avoid the sale of shares. The PNC Funds reserve the right to redeem a shareholder’s investment in a Fund without notice and send the proceeds to the shareholder’s last address or account on record or the shareholder’s financial intermediary. The Fund may do so if the shareholder’s account no longer satisfies eligibility or minimum investment requirements established by the Fund or for other reasons the Fund determines are appropriate.

Redemptions, Exchanges and Conversions

The PNC Funds’ shareholders may redeem shares of the PNC Funds at its NAV next determined after the PNC Funds receive a redemption request in good order, less any applicable deferred sales charge. For applicable strike times, see the discussion of the calculation of NAV above in Procedures for Purchasing, Redeeming and Exchange Shares - Purchases. The PNC Funds also offer redemptions by systematic withdrawal program with an account balance of at least $1,000. Under the plan an investor may arrange periodic automatic withdrawals of at least $100 from any PNC Fund. The proceeds of each withdrawal will be mailed by check or, if an investor has a checking or savings account with a bank, electronically transferred to that account.

Shares of the Federated Funds may be redeemed or exchanged any day the NYSE is open. For applicable strike times, see the discussion of the calculation of NAV above in Procedures for Purchasing, Redeeming and Exchange Shares - Purchases. Redemptions and exchanges of the Federated Fund may be made through a financial intermediary or directly from the Federated Fund by telephone or by mailing a written request. Shares also may be redeemed or exchanged in a minimum amount of $50 on a regular basis using a systematic withdrawal/exchange program (to use the systematic withdrawal/ exchange program, an investor must complete the appropriate section of the new account form or an account service options form or contact the investor’s financial intermediary or the Federated Fund). An investor’s account value must meet the minimum initial investment amount at the time the systematic withdrawal/exchange program is established. Shares of the Federated Fund may be redeemed for cash or exchanged for shares of the same class of other Federated Funds on days on which the Federated Fund computes its NAV.

The Shares of the Federated Funds have an exchange privilege that allows shareholders to exchange their shares for any Federated Fund or share class that does not have a stated sales charge or contingent deferred sales charge. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Federated Funds may modify or terminate the exchange privilege at any time. Likewise, the PNC Funds have an exchange privilege that allows shareholders to exchange their shares for a PNC Fund for the same class of Shares of any other PNC Fund offering such Shares. Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of the Funds may be obtained by calling, the Federated Funds at 1-800-341-7400 or the PNC Funds at 1-800-622-3863.

A shareholder in the Federated Fund’s Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. Such conversion of classes should not result in a realization event for tax purposes.

The PNC Funds have established relationships with certain financial intermediaries or investment programs, clients, or participants of which may be eligible to purchase Class I Shares of the Funds. PNC Funds may permit existing PNC Funds Class A or Class C shareholders who have transferred their shares to an account with such an intermediary or to such an investment program to convert those transferred Class A or Class C Shares to Class I Shares of the same Fund. The Funds have arrangements with certain intermediaries that permit certain Class A or Class C shareholder clients of those intermediaries to have their shares converted to Class I Shares if the intermediary, shareholder or relevant investment plan or program meets certain eligibility criteria. In such situations, any applicable contingent deferred sales charge that would typically be incurred on a conversion may be waived. Contact a financial consultant, financial intermediary, or institution for more information. In the event that an investor no longer meets the eligibility requirements as an investor in a particular share class of a Fund, PNC Funds reserves the right to convert the shares in the investor’s account to another share class of the same Fund, as appropriate. PNC Funds will notify the investor in writing before any conversion occurs.

DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Dividends and Distributions

	Declaration Frequency	Payment Frequency
PNC Balanced Allocation Fund (Reorganizing Fund)	Quarterly	Quarterly
Federated MDT Balanced Fund (Surviving Fund)	Annually	Annually
PNC Multi-Factor All Cap fund (Reorganizing Fund)	Quarterly	Quarterly
Federated MDT All Cap Core Fund (Surviving Fund)	Annually	Annually
PNC Multi-Factor Large Cap Growth Fund (Reorganizing Fund)	Annually	Annually
Federated MDT Large Cap Growth Fund (Surviving Fund)	Annually	Annually
PNC Multi-Factor Small Cap Growth Fund (Reorganizing Fund)	Annually	Annually
Federated MDT Small Cap Growth Fund (Surviving Fund)	Annually	Annually
PNC Multi-Factor Small Cap Core Fund (Reorganizing Fund)	Annually	Annually
PNC Multi-Factor Small Cap Value Fund (Reorganizing Fund)	Annually	Annually
PNC Small Cap Fund (Reorganizing Fund)	Annually*	Annually*
Federated Small Cap Core Fund (Surviving Fund)	Annually	Annually

* It is possible that PNC Small Cap Fund may distribute capital gains twice before its Reorganization.

Federated Fund shareholders who purchase shares by wire begin earning dividends on the day the wire is received. If an investor purchases shares by check, the investor begins earning dividends on the business day after the Federated Fund receives the check. In either case, an investor earns dividends through the day the redemption request is received.

Dividends are paid to all shareholders invested in a Federated Fund on the record date. The record date is the date on which a shareholder must officially own shares to earn a dividend.

In addition, the Federated Funds pay any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements.

Each PNC Fund makes distributions of its net realized capital gains, if any, at least annually. If an investor owns a PNC Fund’s shares on a Fund’s record date, the investor will be entitled to receive the distribution.

The Federated Funds’ dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless an investor elects cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Fund of which the investor is already a shareholder.

If an investor has elected to receive Federated Fund dividends and/or capital gain distributions in cash, and the investor’s check is returned by the postal or other delivery service as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

With respect to the PNC Funds, an investor will receive dividends and distributions in the form of additional Fund shares unless the investor elects to receive payment in cash. To elect cash payment, the investor must notify the PNC Funds transfer agent in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after the PNC Funds receive written notice. To cancel an election, send the PNC Funds transfer agent written notice prior to the date of the distribution.

Under the federal securities laws, each of the Federated Funds and the PNC Funds is required to provide a notice to shareholders regarding the source of distributions made by the applicable Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the applicable Fund’s distributions, if applicable, is available via the link to the applicable Fund and share class name at www.Federatedinvestors.com/FundInformation or at www.pncfunds.com.

Tax Information

Each Fund’s distributions of dividends and capital gains are taxable to an investor whether paid in cash or reinvested in the Funds. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to an investor as ordinary income. Distributions of net long-term capital gains are taxable to an investor as long-term capital gains regardless of how long the investor has owned shares.

Frequent Trading Policies

PNC Funds:

The Board has adopted policies and procedures that impose limits on purchases, exchanges, and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund’s market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. Funds that operate as money market funds generally do not seek to detect short-term trading, but reserve the right to do so when the Board deems appropriate.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple investors, are a common form of holding shares among retirement and college saving plans and financial intermediaries such as brokers, advisers, and third-party administrators. Omnibus accounts aggregate purchase or redemption and exchange requests on a daily basis and the identity of individual investors may not be known to the Fund. With respect to suspected market timing by investors who acquire shares through omnibus accounts, different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund’s portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds’ portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated (“time-zone arbitrage”). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

General Trading Limits: Fund shareholders are limited to no more than one “round trip” transaction during a 60-day period. A round trip occurs when a shareholder purchases or exchanges-in shares and then subsequently sells or exchanges-out shares within a short period of time of the original purchase or exchange-in date. A Fund may restrict or refuse purchase and exchange orders into the Fund if a shareholder has made two or more round trips during a 60-day period. PNC Funds reserves the right to notify shareholders who violate PNC Funds’ general trading limits as such violations may constitute market timing activities. If a shareholder continues such deemed market timing activities after being notified, the account may be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

•	Reject a purchase or exchange order
•	Delay payment of immediate cash redemption proceeds for up to seven calendar days
•	Revoke a shareholder’s privilege to purchase Fund shares (including exchanges or “round trips”)
•	Limit the amount of any exchange
•	Close an account

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. An investor will be provided 60 days’ written notice before any material change to the exchange privilege is made.

Federated Funds:

Frequent or short-term trading into and out of the Federated Funds can have adverse consequences for the Federated Funds and shareholders who use the Federated Funds as long-term investment vehicles. Such trading in significant amounts can disrupt the Federated Funds’ investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Federated Funds. Investors engaged in such trading may also seek to profit by anticipating changes in each Federated Fund’s NAV in advance of the time as of which NAV is calculated.

The Federated Funds Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Federated Funds’ Shares. The Federated Funds’ fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. The Federated Funds also monitor trading in Federated Fund Shares in an effort to identify disruptive trading activity. The Federated Funds monitor trades into and out of each of the Federated Funds within a period of 30 days or less. The Federated Funds may also monitor trades into and out of the Federated Funds for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Federated Funds will temporarily prohibit the shareholder from making further purchases or exchanges of Federated Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods, the Federated Funds will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Federated Fund Shares. Whether or not the specific monitoring limits are exceeded, the Federated Funds’ management or the Federated Funds Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Federated Funds and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Federated Funds define their limits on frequent trading of Federated Fund Shares, other purchases and sales of Federated Fund Shares may have adverse effects on the management of the Federated Funds’ portfolios and their performance.

The Federated Funds’ frequent trading restrictions do not apply to purchases and sales of Federated Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Federated Funds at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Federated Fund Shares, purchases and redemptions of Federated Fund Shares by other Federated funds could adversely affect the management of the Federated Funds’ portfolios and their performance.

The Federated Funds will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Federated Funds will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Federated Funds.

The Federated Funds’ objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Other funds in the Federated family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated funds or their shareholders. If an investor plans to exchange fund shares for shares of another Federated fund, the investor should read the prospectus of that other Federated fund for more information.

Portfolio Holdings Disclosure Policies

PNC Funds:

Each Fund publishes on the Funds’ website (pncfunds.com) its complete portfolio holdings as of the end of each calendar quarter. In addition, each Fund publishes on the Funds’ website portfolio holdings information as of each calendar month-end. Portfolio holdings information is typically posted within 15 days after the end of each calendar quarter or month, as applicable. Certain Funds disclose monthly portfolio holdings as of one month prior to the most recent month end. This information will be available on the Funds’ website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. After April 30, 2019, the information will be available on the Funds’ website until the date on which a Fund files its next monthly portfolio holdings report with the SEC on Form N-PORT. For more information on the Funds’ policies and procedures with respect to the disclosure of portfolio securities, see the Funds’ Statement of Additional Information, which is available, free of charge, on the Funds’ website (http://pncfunds.com/resources/prospectus_reports/default.fs).

Federated Funds:

Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 holdings and percentage breakdowns of the portfolio by sector and credit quality.

An investor may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at www.FederatedInvestors.com. The Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. An investor may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

INFORMATION ABOUT THE REORGANIZATIONS

DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Plan provides for the respective Reorganizations to occur on the Closing Date, which is expected to be on or about November 15, 2019. On the Closing Date, all or substantially all of the assets of each PNC Fund (other than certain deferred or prepaid expenses shown as an asset on the books of the PNC Fund on the Closing Date, to the extent that they do not have continuing value to the Federated Fund, which deferred or prepaid expenses (if any) will not be acquired, and amounts reserved for payment of the PNC Fund’s liabilities recorded on the PNC Fund’s books on or before the Closing Date) will be transferred to the corresponding Federated Fund. In exchange for the transfer of these assets, the Federated Funds will simultaneously issue to the PNC Funds a number of full and fractional shares of each class of the Federated Funds determined by multiplying (a) the outstanding shares of each class of the PNC Fund by (b) the ratio computed by dividing (x) the NAV per share of such class of the PNC Funds computed as of 4:00 p.m. on the Closing Date by (y) the NAV per share of the corresponding class of Federated Funds shares computed as of 4:00 p.m. on the Closing Date.

In the Reorganizations, the value of the PNC Funds’ assets to be acquired by the Federated Funds shall be the value of such assets as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the respective Federated Fund’s Declaration of Trust or Articles of Incorporation, each as amended and/or restated to date, and its current Prospectus and SAI, and in accordance with the Federated Funds’ valuation procedures or such valuation procedures as shall be mutually agreed upon by Federated MDT Series and the Reorganizing Funds Trust and approved by Federated MDT Series and the PNC Funds Board. At the time of the Reorganizations, the NAV per share of the Federated Funds’ shares shall be computed as of the Closing Date, in accordance with valuation procedures established by the Federated Funds Board or such other valuation procedures as shall be mutually agreed upon by Federated MDT Series and the Reorganizing Funds Trust and approved by the respective Federated Funds Board and the PNC Funds Board. Pursuant to the Plan, the Reorganizing Funds Trust and Federated MDT Series agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuation of the portfolio assets of each PNC Fund determined using the Federated Fund’s valuation procedures as compared to the prices of the same portfolio assets using the PNC Fund’s valuation procedures. There can be no assurance that any such difference will be resolved.

Prior to or as of the Closing Date, the PNC Funds will discharge all of their known and quantifiable liabilities and other known obligations (including, without limitation, any trustee deferred compensation liability or liabilities arising due to the termination of any PNC Fund contract) as provided in the Plan, and no Federated Fund will assume any liabilities or obligations of the PNC Fund as a result of the Reorganizations. Following the transfer of assets in exchange for shares of the Federated Funds (as applicable), the PNC Funds will distribute in complete liquidation of the PNC Fund, pro rata to its shareholders of record of each class of the PNC Fund, determined as of the close of business on the Closing Date, all of the shares of the corresponding class of Federated Funds received by the PNC Fund. This distribution will be accomplished by the establishment of accounts in the names of the PNC Funds’ shareholders on the share records of the Federated Funds’ transfer agent. The Federated Funds do not issue share certificates to shareholders. The transfer of shareholder accounts from the PNC Funds to the Federated Funds will occur automatically. It is not necessary for PNC Funds shareholders to take any action to actually effect the transfer.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganizations is conditioned upon, among other things, the receipt by the Reorganizing Funds Trust and Federated MDT Series of opinions to the effect that the Reorganizations will be tax-free to the PNC Funds, their shareholders and the Federated Funds and that any material differences between the prices of the portfolio assets of a PNC Fund determined using the corresponding Federated Fund’s valuation procedures shall have been eliminated or otherwise resolved to the reasonable satisfaction of the Funds, PNC Funds Adviser and Federated Funds Advisers. A Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true in all material respects or the Federated Funds Board or PNC Funds Board determines that the relevant Reorganization is not in the best interests of the applicable Federated Fund or PNC Fund, respectively.

The PNC Funds and the Federated Funds will not bear any reorganization expenses associated with their participation in the Reorganizations, except: (i) the Federated Funds shall bear expenses associated with the qualification of shares of the Federated Funds for sale in the various states; and (ii) to the extent that any transition of portfolio securities is required in connection with the Reorganizations, a Fund may incur transaction expenses associated with the sale and purchase of portfolio securities. See “Information About the Reorganizations – Costs of the Reorganizations” in this Prospectus/Proxy Statement for additional information.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan. A form of the Plan for the Reorganizations is attached hereto as Annex A and incorporated herein by reference.

AGREEMENT AMONG FEDERATED, PNC AND THE PNC FUNDS ADVISER

Federated entered into a transaction agreement with the PNC Funds Adviser dated as of May 6, 2019 (“Transaction Agreement”) regarding the sale by the PNC Funds Adviser to Federated (or one or more designated advisory subsidiaries of Federated) of certain assets relating to the PNC Funds Adviser’s business of providing investment management services to the PNC Funds and certain separate accounts and separately managed accounts and the assumption by Federated (or one or more designated advisory subsidiaries of Federated) of certain liabilities arising after the closing of the transactions (the “Transactions”) contemplated in the Transaction Agreement in respect of the assets to be assigned or sold to Federated and certain PNC Funds Adviser employees to commence employment with Federated or one of its subsidiaries on the date of the closing of the Transactions. PNC Bank, N.A. (“PNC”), the parent company of the PNC Funds Adviser, also joined the Transaction Agreement for certain restrictive covenants, indemnification and certain other provisions. Pursuant to the Transaction Agreement, the PNC Funds Adviser has agreed to use commercially reasonable efforts to cause each PNC Fund involved in a Reorganization to discharge or transfer to the PNC Funds Adviser all liabilities of such PNC Fund to the extent not discharged at or prior to the closing of the Transactions. To the extent any of these liabilities are not discharged at or prior to the closing of the Transactions, the PNC Funds Adviser will assume such liabilities.

Assuming conditions in the Transaction Agreement and the Plans are met, shareholders of the PNC Funds will become shareholders of the Federated Funds. As consideration for the consummation of the Transactions, the PNC Funds Adviser shall be entitled to receive compensation under the Transaction Agreement in the form of a fixed upfront payment, which is significant in amount and payable upon confirmation of a successful closing of the Transaction, and an additional amount (which can also be significant in amount), payable approximately 30 days after the closing of the Transaction, calculated based on the amount of the assets of the PNC Funds in the PNC Funds’ cash solutions business.

Under the Transaction Agreement, Federated and the PNC Funds Adviser have each acknowledged and agreed that the Transactions are intended to qualify for the treatment described in, and satisfy the applicable requirements of, Section 15(f) of the 1940 Act. In this regard, Federated and the PNC Funds Adviser subject to their respective fiduciary duties and applicable law, shall use commercially reasonable efforts to comply with the conditions of Section 15(f) of the 1940 Act in respect of the Transactions that are the subject of Section 15(f) of the 1940 Act, including: (i) by taking such action (or refraining from taking such action) as necessary so that for a period of three (3) years after the closing of the Transactions, at least 75% of the Federated Funds Board or any successor thereto (including by reorganization or otherwise) are not “interested persons” (as that term is defined in the 1940 Act) of (a) any investment adviser of such Federated Fund after the closing, or (B) the investment adviser of such Federated Fund (or the applicable PNC Fund) prior to the closing; and (ii) by not imposing or seeking to impose for a period of two (2) years after the closing, an “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) on such Federated Fund.

The PNC Funds Adviser, PNC, Federated and/or their affiliates have agreed upon which entities as among them will be responsible for all (or certain portions of) the transaction costs of the Transactions, including any costs associated with preparing, filing, printing, and mailing this Prospectus/Proxy Statement.

In addition to deal consideration payable under the Transaction Agreement, it also is anticipated that PNC or the PNC Funds Adviser, or their affiliates, will, under agreements with one or more subsidiaries of Federated, be entitled to receive distribution or servicing fees from such subsidiaries on shareholder accounts for which it serves as the broker/dealer or intermediary of record and performs services. However, PNC or the PNC Funds Adviser would no longer receive fees from the PNC Funds or their affiliates with respect to those accounts.

COSTS OF THE REORGANIZATION

Under each of the Plans, the PNC Funds and the Federated Funds will not bear any expenses associated with their participation in the Reorganizations, except as contemplated below and under Article IX of the Plans, a form of which is attached as Annex A and incorporated herein by reference. The Federated Funds Adviser and/or the PNC Funds Adviser, or their affiliates, will bear certain expenses associated with the PNC Funds’ and the Federated Funds’ participation in the Reorganizations as agreed between them. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage, printing and legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (c) solicitation and tabulation costs of the transaction; and (d) other related administrative or operational costs. The Federated Funds shall bear expenses associated with the qualification of Federated Fund Shares for sale in the various states. In addition, to the extent that any disposal of portfolio securities is determined to be necessary in connection with a Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. Both the PNC Funds Adviser and the Federated Funds Adviser expect that any such transaction expenses with be minimal. Both the PNC Funds Adviser and the Federated Funds Adviser expects that any such transaction expenses will be minimal. The Federated Funds also may dispose of certain securities, and acquire replacement securities, after the Reorganizations are consummated in the ordinary course.  All expenses paid by the Federated Fund will be solely and directly related to the Reorganization in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. All expenses will be paid directly by the party bearing such expenses to the relevant providers of service or other payees. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in the PNC Fund or the Federated Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

With respect to the Federated Funds, securities may be held or disposed of following the applicable Reorganization in accordance with the Federated Funds Adviser’s Optimum Q Process, a quantitative computer model driven by fundamental stock selection variables. Because the applicable Federated Funds use this quantitative, model-driven strategy which reallocates on a daily basis, it is difficult to provide an accurate assessment of the scope of the required reallocation of the applicable Federated Funds’ portfolios. Based on the information currently available, it is estimated that such brokerage expenses will be approximately as set forth in the table below for each of the applicable Federated Funds:

Federated Fund	Total Brokerage Expenses/Commissions	Brokerage Expenses/Commissions Per Shares
Federated MDT Balanced Fund	$1,388	0.000164
Federated MDT All Cap Core Fund	$1,473	0.000138
Federated MDT Large Cap Growth Fund	$11,445	0.00181
Federated MDT Small Cap Growth Fund	$41,890	0.001134
Federated MDT Small Cap Core Fund	$218,435	0.004321

The transaction costs incurred in connection with the disposition of securities in accordance with the Optimum Q Process will be borne by Federated MDT Series, subject to the applicable Fee Limit as discussed above in the section entitled “Summary - Comparative Fee Tables.”

DESCRIPTION OF THE PNC FUNDS AND FEDERATED FUNDS CAPITALIZATION

The shares of the Federated Funds to be issued to shareholders of the PNC Funds under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive rights. Please see the prospectuses of the Federated Funds for additional information about the shares of the Federated Funds.

The following tables set forth the unaudited capitalization of the PNC Funds into the Federated Funds on a pro forma combined basis after giving effect to the Reorganizations as of May 31, 2019. This section is for informational purposes only. If the Reorganizations are consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activities in the Funds and changes in NAV.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
PNC Balanced Allocation Fund (Class A)	$8,346,750	707,762	$11.79
Share Adjustment[2]		(239,895)
Federated MDT Balanced Fund (Class A)	$79,696,643	4,467,457	$17.84
Federated MDT Balanced Fund, Pro Forma Combined (Class A)	$88,043,393	4,935,324	$17.84
PNC Balanced Allocation Fund (Class C)	$449,265	38,931	$11.54
Share Adjustment[2]		(13,491)
Federated MDT Balanced Fund (Class C)	$14,677,372	831,249	$17.66
Federated MDT Balanced Fund, Pro Forma Combined (Class C)	$15,126,637	856,689	$17.66
PNC Balanced Allocation Fund (Class I)	$8,790,019	748,944	$11.74
Share Adjustment[2]		(257,607)
Federated MDT Balanced Fund (IS Shares)	$54,895,251	3,067,772	$17.89
Federated MDT Balanced Fund, Pro Forma Combined (IS Shares)	$63,685,270	3,559,109	$17.89

1 Total net assets of Federated Balanced Allocation Fund include an additional $2,943,953 of Class R6 Shares which are not involved in the Reorganization and are not reflected in the tables above.

2 Share adjustment necessary to reflect shares to be issued based on net assets of PNC Balanced Allocation Fund and Federated MDT Balanced Fund net asset value per share.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
PNC Multi-Factor All Cap Fund (Class A)	$1,961,421	104,472	$18.77
Share Adjustment[2]		(33,611)
Federated MDT All Cap Core Fund (Class A)	$59,324,708	2,143,080	$27.68
Federated MDT All Cap Core Fund, Pro Forma Combined (Class A)	$61,286,129	2,213,941	$27.68
PNC Multi-Factor All Cap Fund (Class C)	$142,879	8,315	$17.18
Share Adjustment[2]		(2,809)
Federated MDT All Cap Core Fund (Class C)	$30,147,956	1,161,597	$25.95
Federated MDT All Cap Core Fund, Pro Forma Combined (Class C)	$30,290,835	1,167,103	$25.95
PNC Multi-Factor All Cap Fund (Class I)	$4,151,296	215,963	$19.22
Share Adjustment[2]		(67,914)
Federated MDT All Cap Core Fund (IS Shares)	$191,374,917	6,825,709	$28.04
Federated MDT All Cap Core Fund, Pro Forma Combined (IS Shares)	$195,526,213	6,973,758	$28.04

1 Total net assets of Federated MDT All Cap Core Fund include an additional $7,560,275 of Class R6 Shares which are not involved in the Reorganization and are not reflected in the tables above.

2 Share adjustment necessary to reflect shares to be issued based on net assets of PNC Multi-Factor All Cap Fund and Federated MDT All Cap Core Fund net asset value per share.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
PNC Multi-Factor Large Cap Growth Fund (Class A)	$13,902,396	443,633	$31.34
Share Adjustment[2]		280,827
Federated MDT Large Cap Growth Fund (Class A)	$62,661,692	3,265,378	$19.19
Federated MDT Large Cap Growth Fund, Pro Forma Combined (Class A)	$76,564,088	3,989,838	$19.19
PNC Multi-Factor Large Cap Growth Fund (Class C)	$328,887	12,007	$27.39
Share Adjustment[2]		7,675
Federated MDT Large Cap Growth Fund (Class C)	$11,794,053	705,655	$16.71
Federated MDT Large Cap Growth Fund, Pro Forma Combined (Class C)	$12,122,940	725,337	$16.71
PNC Multi-Factor Large Cap Growth Fund (Class I)	$80,499,736	2,512,505	$32.04
Share Adjustment[2]		1,488,476
Federated MDT Large Cap Growth Fund (IS Shares)	$35,103,765	1,744,771	$20.12
Federated MDT Large Cap Growth Fund, Pro Forma Combined (IS Shares)	$115,603,501	5,745,752	$20.12

1 Total net assets of Federated MDT Large Cap Growth Fund include an additional $12,076,107 of Class B Shares which are not involved in the Reorganization and are not reflected in the tables above.

2 Share adjustment necessary to reflect shares to be issued based on net assets of PNC Multi-Factor Large Cap Growth Fund and Federated MDT Large Cap Growth Fund net asset value per share.

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
PNC Multi-Factor Small Cap Growth Fund (Class A)	$36,866,034	1,846,369	$19.97
Share Adjustment[1]		(118,814)
Federated MDT Small Cap Growth Fund (Class A)	$76,923,026	3,605,042	$21.34
Federated MDT Small Cap Growth Fund, Pro Forma Combined (Class A)	$113,789,060	5,332,597	$21.34
PNC Multi-Factor Small Cap Growth Fund (Class C)	$3,987,566	211,411	$18.86
Share Adjustment[1]		2,514
Federated MDT Small Cap Growth Fund (Class C)	$22,008,824	1,180,845	$18.64
Federated MDT Small Cap Growth Fund, Pro Forma Combined (Class C)	$25,996,390	1,394,770	$18.64
PNC Multi-Factor Small Cap Growth Fund (Class I)	$84,348,723	4,104,417	$20.55
Share Adjustment[1]		(323,658)
Federated MDT Small Cap Growth Fund (Institutional Shares)	$424,023,129	19,007,236	$22.31
Federated MDT Small Cap Growth Fund, Pro Forma Combined (Institutional Shares)	$508,371,852	22,787,995	$22.31
PNC Multi-Factor Small Cap Growth Fund (Class R6)	$5,090,476	247,696	$20.55
Share Adjustment[1]		(19,424)
Federated MDT Small Cap Growth Fund (Class R6)	$298,309,473	13,374,253	$22.30
Federated MDT Small Cap Growth Fund, Pro Forma Combined (Class R6)	$303,399,949	13,602,525	$22.30

1 Share adjustment necessary to reflect shares to be issued based on net assets of PNC Multi-Factor Small Cap Growth Fund and Federated MDT Small Cap Growth Fund net asset value per share.

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
PNC Multi-Factor Small Cap Core Fund (Class A)	$42,794,157	1,926,346	$22.22
Share Adjustment[1]		544,448
Federated MDT Small Cap Core Fund (Class A)	$71,723,601	4,139,907	$17.32
Federated MDT Small Cap Core Fund, Pro Forma Combined (Class A)	$114,517,758	6,610,701	$17.32
PNC Multi-Factor Small Cap Core Fund (Class C)	$1,111,843	50,210	$22.14
Share Adjustment[1]		22,746
Federated MDT Small Cap Core Fund (Class C)	$27,982,410	1,835,920	$15.24
Federated MDT Small Cap Core Fund, Pro Forma Combined (Class C)	$29,094,253	1,908,876	$15.24
PNC Multi-Factor Small Cap Core Fund (Class I)	$228,654,046	10,205,836	$22.40
Share Adjustment[1]		2,511,297
Federated MDT Small Cap Core Fund (IS Shares)	$794,005,145	44,164,349	$17.98
Federated MDT Small Cap Core Fund, Pro Forma Combined (IS Shares)	$1,022,659,191	56,881,482	$17.98
PNC Multi-Factor Small Cap Core Fund (Class R6)	$35,494,995	1,584,473	$22.40
Share Adjustment[1]		389,665
Federated MDT Small Cap Core Fund (Class R6)	$29,749,979	1,654,420	$17.98
Federated MDT Small Cap Core Fund, Pro Forma Combined (Class R6)	$65,244,974	3,628,558	$17.98

1 Share adjustment necessary to reflect shares to be issued based on net assets of PNC Multi-Factor Small Cap Core Fund and Federated MDT Small Cap Core Fund net asset value per share.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
PNC Small Cap Fund (Class A)	$24,509,269	1,449,594	$16.91
Share Adjustment[2]		(34,509)
Federated MDT Small Cap Core Fund (Class A)	$71,723,601	4,139,907	$17.32
Federated MDT Small Cap Core Fund, Pro Forma Combined (Class A)	$96,232,870	5,554,992	$17.32
PNC Small Cap Fund (Class C)	$9,244,773	645,676	$14.32
Share Adjustment[2]		(39,064)
Federated MDT Small Cap Core Fund (Class C)	$27,982,410	1,835,920	$15.24
Federated MDT Small Cap Core Fund, Pro Forma Combined (Class C)	$37,227,183	2,442,532	$15.24
PNC Small Cap Fund (Class I)	$243,739,278	13,647,648	$17.86
Share Adjustment[2]		(91,515)
Federated MDT Small Cap Core Fund (IS Shares)	$794,005,145	44,164,349	$17.98
Federated MDT Small Cap Core Fund, Pro Forma Combined (IS Shares)	$1,037,744,423	57,720,482	$17.98

1 Total net assets of Federated MDT Small Cap Core Fund include an additional $29,749,979 of Class R6 Shares which are not involved in the Reorganization and are not reflected in the tables above.

2 Share adjustment necessary to reflect shares to be issued based on net assets of PNC Small Cap Fund and Federated MDT Small Cap Core Fund net asset value per share.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
PNC Multi-Factor Small Cap Value Fund (Class A)	$8,176,917	423,965	$19.29
Share Adjustment[2]		48,143
Federated MDT Small Cap Core Fund (Class A)	$71,723,601	4,139,907	$17.32
Federated MDT Small Cap Core Fund, Pro Forma Combined (Class A)	$79,900,518	4,612,015	$17.32
PNC Multi-Factor Small Cap Value Fund (Class C)	$603,849	35,296	$17.11
Share Adjustment[2]		4,327
Federated MDT Small Cap Core Fund (Class C)	$27,982,410	1,835,920	$15.24
Federated MDT Small Cap Core Fund, Pro Forma Combined (Class C)	$28,586,259	1,875,543	$15.24
PNC Multi-Factor Small Cap Value Fund (Class I)	$8,810,746	418,583	$21.05
Share Adjustment[2]		71,447
Federated MDT Small Cap Core Fund (IS Shares)	$794,005,145	44,164,349	$17.98
Federated MDT Small Cap Core Fund, Pro Forma Combined (IS Shares)	$802,815,891	44,654,379	$17.98

1 Total net assets of Federated MDT Small Cap Core Fund include an additional $29,749,979 of Class R6 Shares which are not involved in the Reorganization and are not reflected in the tables above.

2 Share adjustment necessary to reflect shares to be issued based on net assets of PNC Small Cap Fund and Federated MDT Small Cap Core Fund net asset value per share.

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
PNC Multi-Factor Small Cap Core Fund (Class A)	$42,794,157	1,926,346	$22.22
PNC Small Cap Fund (Class A)	$24,509,269	1,449,594	$16.91
PNC Multi-Factor Small Cap Value Fund (Class A)	$8,176,917	423,965	$19.29
Share Adjustment[1]		558,082
Federated MDT Small Cap Core Fund, (Class A)	$71,723,601	4,139,907	$17.32
Federated MDT Small Cap Core Fund, Pro Forma Combined (Class A)	$147,203,944	8,497,894	$17.32
PNC Multi-Factor Small Cap Core Fund (Class C)	$1,111,843	50,210	$22.14
PNC Small Cap Fund (Class C)	$9,244,773	645,676	$14.32
PNC Multi-Factor Small Cap Value Fund (Class C)	$603,849	35,296	$17.11
Share Adjustment[1]		(11,991)
Federated MDT Small Cap Core Fund, (Class C)	$27,982,410	1,835,920	$15.24
Federated MDT Small Cap Core Fund, Pro Forma Combined (Class C)	$38,942,875	2,555,111	$15.24
PNC Multi-Factor Small Cap Core Fund (Class I)	$228,654,046	10,205,836	$22.40
PNC Small Cap Fund (Class I)	$243,739,278	13,647,648	$17.86
PNC Multi-Factor Small Cap Value Fund (Class I)	$8,810,746	418,583	$21.05
Share Adjustment[1]		2,491,229
Federated MDT Small Cap Core Fund, (IS Shares)	$794,005,145	44,164,349	$17.98
Federated MDT Small Cap Core Fund, Pro Forma Combined (IS Shares)	$1,275,209,215	70,927,645	$17.98
PNC Multi-Factor Small Cap Core Fund (Class R6)	$35,494,995	1,584,473	$22.40
Share Adjustment[1]		389,665
Federated MDT Small Cap Core Fund, (Class R6)	$29,749,979	1,654,420	$17.98
Federated MDT Small Cap Core Fund, Pro Forma Combined (Class R6)	$65,244,974	3,628,558	$17.98

1 Share adjustment necessary to reflect shares to be issued based on net assets of PNC Multi-Factor Small Cap Core Fund, PNC Small Cap Fund and PNC Multi-Factor Small Cap Value Fund and Federated MDT Small Cap Core Fund net asset value per share.

FEDERAL INCOME TAX CONSEQUENCES

As a non-waivable condition to each of the Reorganizations, the Federated Funds and the corresponding PNC Funds will receive opinions of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	The transfer of all or substantially all of the PNC Fund’s assets to the Federated Fund solely in exchange for Federated Fund Shares (followed by the distribution of Federated Fund shares to the PNC Fund shareholders in dissolution, liquidation and termination of the PNC Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Federated Fund and the PNC Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
•	No gain or loss will be recognized by the Federated Fund upon the receipt of the assets of the PNC Fund solely in exchange for Federated Fund shares.
•	No gain or loss will be recognized by the PNC Fund upon the transfer of the PNC Fund’s assets to the Federated Fund solely in exchange for Federated Fund shares or upon the distribution (whether actual or constructive) of Federated Fund shares to PNC Fund shareholders in exchange for their PNC Fund shares.
•	No gain or loss will be recognized by any PNC Fund shareholder upon the exchange of its PNC Fund shares for Federated Fund shares.
•	The aggregate tax basis of the Federated Fund shares received by each PNC Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the PNC Fund shares held by such PNC Fund shareholder immediately prior to the Reorganization. The holding period of Federated Fund shares received by each PNC Fund shareholder will include the period during which the PNC Fund shares exchanged therefor were held by such shareholder, provided the PNC Fund shares are held as capital assets at the time of the Reorganization.
•	The tax basis of the PNC Fund’s assets acquired by the Federated Fund will be the same as the tax basis of such assets to the PNC Fund immediately prior to the Reorganization. The holding period of the assets of the PNC Fund in the hands of the Federated Fund will include the period during which those assets were held by the PNC Fund.
•	The Federated Fund will succeed to and take into account the items of PNC Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP, counsel providing the opinion, may reasonably request (and the PNC Fund and Federated Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with the applicable Plan (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved). The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Federated Fund, the PNC Fund or any PNC Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Federated Fund nor the PNC Fund may waive the above conditions.

See the discussion under the section entitled “Summary – Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganizations, including (without limitation) information on the Funds’ unrealized gains/losses and capital loss carry forwards, and the possibility that the PNC Funds may make distributions (which may be taxable) of ordinary income and/or realized capital gains to their respective shareholders prior to the Reorganizations being consummated.

Shareholders of the PNC Funds should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisors about the state and local tax consequences, if any, of the Reorganizations.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Each PNC Fund and Federated Fund is an open-end management investment company registered under the 1940 Act. The Reorganizing Funds Trust was established under the laws of the State of Delaware. Federated MDT Series was established under the laws of the Commonwealth of Massachusetts.

The rights of shareholders of the Federated MDT Series and the Reorganizing Funds Trust are defined by their respective organizational documents and state law. The chart in Annex G attached hereto compares the rights of shareholders of the Reorganizing Funds Trust and the rights of shareholders of the Federated MDT Series.

INFORMATION ABOUT PNC FUNDS AND FEDERATED FUNDS

WHERE TO FIND ADDITIONAL INFORMATION

Information about the PNC Funds and the Federated Funds are included in the Prospectuses, SAIs, and shareholder reports as set forth in Annex B. All such reports have been filed with the SEC and may be obtained without charge by contacting the Federated Funds at 1-800-341-7400 or the PNC Funds at 1-800-622-3863 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or writing the PNC Funds at One East Pratt Street, 5th Floor, Baltimore, MD 21202. The Prospectuses and SAIs of the PNC Funds can be found electronically at www.pncfunds.com. The Prospectuses and SAIs of the Federated Funds are also available electronically on Federated’s website at FederatedInvestors.com.

The Reorganizing Funds Trust, and Federated MDT Series, on behalf of their Funds, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, information/proxy statements and other information filed by the Reorganizing Funds Trust and by Federated MDT Series, on behalf of their Funds, can be obtained by calling or writing the Funds, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the PNC Funds Board. The proxies will be voted at the special meeting of shareholders of the PNC Funds to be held at the offices of PNC Capital Advisors, LLC located at One East Pratt Street, 5th Floor, Baltimore, MD 21202, at 11:00 a.m. (Eastern time), on November 5, 2019 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders and the form of proxy are available online at the website listed on the proxy card(s).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the PNC Funds Adviser or its affiliates and/or the Federated Funds Adviser or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the PNC Funds Adviser or its affiliates, or, if necessary, by the communications firm Broadridge Financial Solutions, Inc., retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The PNC Funds Adviser may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Board of PNC Funds knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about September 25, 2019, to shareholders of record at the close of business on August 7, 2019 (the “Record Date”).

Each PNC Fund’s Annual Report, which includes audited financial statements for the fiscal year ended May 31, 2019, was previously mailed to shareholders of the PNC Funds. Each Federated Fund’s Annual Report, which includes audited financial statements for the fiscal year ended July 31, 2018, was previously mailed to shareholders of the Federated Funds. The Federated Funds’ Semi-Annual Reports were previously mailed to shareholders of the respective Federated Funds for the fiscal period of January 31, 2019.

The PNC Funds and the Federated Funds will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds' principal executive officers or by calling the Fund. The principal executive office of the Federated Funds is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. The principal executive office of the PNC Funds is located at One East Pratt Street, 5th Floor, Baltimore, MD 21202. These documents, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for the Federated Funds is www.FederatedInvestors.com. The toll-free telephone number for the Federated Funds is 1-800-341-7400. An investor may obtain directions on how to attend the special meeting of shareholders by calling 1-800-341-7400. The website for the PNC Funds is www.pncfunds.com. The toll-free telephone number for the PNC Funds is 1-800-622-3863.

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of each PNC Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Federated Funds are not being solicited since their approval is not required in order to effect the Reorganization.

Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than eleven months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder's name on a proxy or authorizing another to act as the shareholder's agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Reorganizing Funds Trust. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.

In order to hold and take action at the Special Meeting, other than adjourning the Special Meeting, a “quorum” of shareholders of the applicable PNC Fund must be present. Forty percent (40%) of the outstanding shares entitled to vote at the Special Meeting, which are present in person or represented by proxy, shall constitute a quorum for the purpose of voting on the proposal to approve the Plan and for the purpose of transacting any other business which may come before the meeting. Approval of the Plan requires the affirmative vote of the holders of not less than a majority of the shares of the PNC Fund cast, in person or by proxy, at the Special Meeting.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. Abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Special Meeting but will not be treated as votes cast at such Special Meeting. Abstentions and broker “non-votes”, therefore: (i) will be included for purposes of determining whether a quorum is present; (ii) will have no effect on proposals that require an affirmative vote of a majority of votes cast for approval; and (iii) will count as votes against proposals that require an affirmative vote of a majority of the outstanding voting securities.

Federated or its affiliates invested in four PNC Funds after the Funds entered into their Reorganization Agreements and prior to the Record Date in an effort to help achieve quorum for the Special Meeting of those four PNC Funds. The PNC Funds into which Federated or its affiliates invested are PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Small Cap Fund and PNC Multi-Factor Small Cap Value Fund. Federated or its affiliates will “shadow vote” the shares acquired through any such investment. Shadow voting involves voting in proportion to the percentage of favorable and unfavorable votes cast by the applicable PNC Fund’s other shareholders. Federated or its affiliates will shadow vote their respective shares immediately prior to the Special Meeting based on the percentage of favorable and unfavorable votes cast at that time. Federated or its affiliates may redeem their investments in a PNC Fund at any time, including before the date of the Special Meeting. Federated or its affiliates currently intend to redeem their investment, in whole or in part, either before the Special Meeting, depending upon the number of votes cast for quorum purposes, or as Federated’s other business needs require either before or after the Special Meeting. Like other investments, these PNC Funds will invest the cash proceeds from any investments in accordance with the Funds’ respective investment objectives and strategies and will incur transaction costs associated with those investments and any redemptions from the PNC Funds; however, PNC Funds Adviser may attempt to reduce or limit the transaction costs incurred by using certain portfolio management techniques, such as acquiring shares of registered open-end management investment companies, which may include exchange-traded funds (ETFs), where consistent with the PNC Fund’s investment objectives and strategies and where permitted by applicable law. Like other redemptions, redemptions by Federated or its affiliates may result in the realization of capital gains when the Funds’ sell portfolio securities to meet such redemption orders. Such realized capital gains will be taxable and distributed to shareholders of the PNC Funds before the Reorganizations.

The Special Meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by a vote of the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the meeting, or by the chairperson of the PNC Funds Board, the president of the Reorganizing Funds Trust, in the absence of the chairperson of the PNC Funds Board, or any vice president or other authorized officer of the Reorganizing Funds Trust, in the absence of the President of the Reorganizing Funds Trust. A shareholder vote may be taken on any proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS

[TO BE FILED BY AMENDMENT]

A shareholder who owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval then the vote of other Fund shareholders. If the Reorganizations are consummated, the share ownership figures are likely to be different on the Closing Date as a result of daily share purchase and redemption activities in the Funds and changes in NAV.

As of August 7, 2019, the Federated Funds Boards and Officers as a group owned [ %] of each class of the Federated Funds’ outstanding shares.

As of August 7, 2019, the PNC Funds Board and Officers as a group owned [ %] of each class of the PNC Funds’ outstanding shares.

The following shareholders owned, as of record or beneficially, 5% or more of a share class of the indicated Fund’s shares as of August 7, 2019.

[TO BE FILED BY AMENDMENT]

The following persons owned of record or beneficially, as of August 7, 2019, 25% or greater of the indicated Fund’s outstanding equity securities:

[TO BE FILED BY AMENDMENT]

INTERESTS OF CERTAIN PERSONS

The Federated Funds Adviser is a subsidiary of Federated. All of the voting securities of Federated are owned by a trust, the trustees of which are J. Christopher Donahue, Thomas R. Donahue, and Rhodora J. Donahue, their mother, for the benefit of certain members of the Donahue family.

The PNC Funds Adviser is a wholly-owned direct subsidiary of PNC. PNC is a wholly-owned subsidiary of The PNC Financial Services Group, Inc., a financial holding company.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Reorganizing Funds Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees of the Reorganizing Funds Trust may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Reorganizing Funds Trust. Shareholders of the PNC Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Reorganizing Funds Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the PNC Funds' proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

No business other than the matter described above is expected to come before the Special Meeting, but should any other business properly come before the Special Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND
SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE,
WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of the PNC Funds,

/s/ Jennifer Spratley

Jennifer Spratley
President

August 7, 2019

ANNEX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[SELLER FUND]

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of August, 2019, by and between [BUYER REGISTRANT], a [Maryland corporation][Massachusetts business trust], with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, [BUYER FUND NAME] (the “Surviving Fund”), and PNC Funds, a Delaware statutory trust, with its principal place of business at [ ] (the “Reorganizing Fund Registrant”), on behalf of [SELLER FUND NAME] (“Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”). [Federated Investment Management Company][Federated MDTA LLC], a Delaware [statutory trust][limited liability company] (the “Surviving Fund Adviser”), joins this Agreement solely for purposes of Article IX, and PNC Capital Advisors, LLC (the “Reorganizing Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of Article IX.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers [REORGANIZING FUND SHARE CLASSES]) (the “Reorganizing Fund Shares”) in exchange solely for shares ([SURVIVING FUND SHARE CLASSES], respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares ([SURVIVING FUND SHARE CLASSES]) to the holders of the outstanding shares of the Reorganizing Fund ([REORGANIZING FUND SHARE CLASSES], respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Surviving Fund Registrant and the Reorganizing Fund Registrant, respectively, the Surviving Fund Registrant and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, the [Surviving Fund and Reorganizing Fund][Funds] are authorized to issue their shares of [stock and beneficial interests, respectively][beneficial interests];

WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund [and that the interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization] [INCLUDE BRACKETED LANGUAGE FOR 17A-8 REORGANIZATION];

WHEREAS, the [Trustees][Directors] of the Surviving Fund Registrant have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund [and that the interests of the existing shareholders of the Surviving Fund will not be diluted as a result of the Reorganization] [INCLUDE BRACKETED LANGUAGE FOR 17A-8 REORGANIZATION];

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a) the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Reorganizing Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2 . Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares, as detailed on the below table. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

[REORGANIZATION-SPECIFIC SHARE CLASS MAPPING TABLE TO BE INCLUDED]

1.2       ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash (except as provided below), securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence), owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.

The Reorganization is to occur on the Closing Date, which is expected to be on or after [ ], 2019. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities recorded on the Reorganizing Fund’s books on or before the Closing Date) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional [SURVIVING FUND SHARE CLASSES], (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the [REORGANIZING FUND SHARE CLASSES], respectively, of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

The Reorganizing Fund may set aside cash up to an amount sufficient to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Surviving Fund.

1.3       LIABILITIES TO BE DISCHARGED. The Reorganizing Fund shall discharge all of its known and quantifiable liabilities and other known obligations (including, without limitation, any trustee deferred compensation liability or any liabilities arising due to the termination of any Reorganizing Fund contract) prior to or as of the Closing Date. For the avoidance of doubt, the Surviving Fund shall not assume any liabilities or obligations of the Reorganizing Fund in connection with the Reorganization. Any liabilities or obligations not discharged by the Reorganizing Fund as of the Closing Date shall be assumed by the Reorganizing Fund Adviser as of the Closing Date.

1.4       LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record of each class of the Reorganizing Fund, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the shares of the corresponding class of Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before, but not settled by, the Closing Date, with such settlements to be delivered to the Surviving Fund, or in connection with the Reorganizing Fund’s liquidation, dissolution and termination.

1.5       OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.

1.6       TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

1.7       REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.

1.8       TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4 and the completion of all of its regulatory obligations and filings.

1.9       BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date. Copies of the applicable books and records may be retained as required by applicable law or as necessary for the Reorganizing Fund or the Reorganizing Fund Adviser on behalf of the Reorganizing Fund to prepare and file tax returns pursuant to paragraph 5.10 of this Agreement, provided that the Reorganizing Fund maintains them in a secure and confidential manner and does not disclose them unless required by law (which, for the avoidance of doubt, shall include the Reorganizing Fund’s obligation to file tax returns).

1.10       OTHER REORGANIZATION-SPECIFIC ITEMS.

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder’s initial receipt of Surviving Fund Shares as part of the Reorganization.

With respect to the Class A Shares of the Surviving Fund (“Relevant Surviving Fund Shares”) to be acquired by shareholders of the Reorganizing Fund’s [RELEVANT REORGANIZING FUND SHARE CLASS], in connection with the Reorganization, such a Reorganizing Fund Shareholder will be issued Relevant Surviving Fund Shares pursuant to the terms of this Agreement at NAV (without reduction for a sales charge). With respect to subsequent purchases of Relevant Surviving Fund Shares in the future, such future purchases of Relevant Surviving Fund Shares would be at NAV so long as such future purchase otherwise qualifies for a sales load exception pursuant to the terms of the Surviving Fund’s prospectus (such as, for example, that the shares are purchased through a program offered by a financial intermediary that provides for the purchase of shares without imposition of a sales charge and where the financial intermediary has agreed not to receive a dealer reallowance on purchases under the program).

Any privileges granted to any Reorganizing Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Reorganizing Fund Shareholder opened on the books and records of the Surviving Fund as part of the Reorganization, and not to any existing account with the Surviving Fund or any other fund within the Federated Family of Funds or, unless otherwise specifically indicated herein, any other account opened by or on behalf of any Reorganizing Fund Shareholder with the Surviving Fund or any other fund within the Federated Family of Funds (except that Reorganizing Fund Shareholders whose accounts are designated “net asset value” shall retain the “net asset value” designation if the Reorganizing Fund Shareholder exchanges into another fund within the Federated Family of Funds).

ARTICLE II

VALUATION

2.1       VALUATION OF ASSETS. The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Surviving Fund Registrant’s [Articles of Incorporation][Declaration of Trust] and the Surviving Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be determined necessary prior to closing and mutually agreed upon by the parties (and approved by the respective Boards of [Directors][Trustees][Directors/Trustees] (“Board”) of the Surviving Fund Registrant and Reorganizing Fund Registrant).

2.2       VALUATION OF SHARES. The NAV per share of each class of Surviving Fund Shares shall be the NAV per share of such class of Surviving Fund Shares computed as of the closing on the Closing Date, using the valuation procedures set forth in the Surviving Fund Registrant’s [Articles of Incorporation][Declaration of Trust] and the Surviving Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be determined necessary prior to closing and mutually agreed upon by the parties (and approved by their respective Boards).

2.3       SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4       DETERMINATION OF VALUE. All computations of value shall be made by [State Street Bank and Trust Company][Bank of New York Mellon], on behalf of the Surviving Fund and the Reorganizing Fund. The Reorganizing Fund Registrant and the Surviving Fund Registrant agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about [ ], 2019, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Investors, Inc. (“Federated”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree. The closing may be held in person, by facsimile, email or other communication means as the parties may agree.

3.2       CUSTODIAN’S CERTIFICATE. The Bank of New York Mellon, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver to the Surviving Fund and the Reorganizing Fund at the closing a certificate of an authorized officer of the Custodian stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund as of the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.

3.3       EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored that is mutually acceptable to the parties.

3.4       TRANSFER AGENT’S CERTIFICATE. The Bank of New York Mellon, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of each class of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company (and/or its service agent, DST Systems, Inc.), its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel, may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:

a)	The Reorganizing Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.
b)	The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Reorganizing Fund is not in violation of, and assuming shareholder approval of the Reorganization is obtained, the execution, delivery, and performance of this Agreement will not result in the violation of, any provision of the Reorganizing Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
e)	The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts relating to the Reorganizing Fund, other than agreements necessary to fulfill the Reorganizing Fund’s responsibilities under paragraph 1.7, will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund). All such other agreements shall be terminated with respect to the Reorganizing Fund promptly after its responsibilities under paragraph 1.7 are discharged.
f)	Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, administrative proceeding or investigation of or before any court or governmental body, if adversely determined, would not materially and adversely affect the Reorganizing Fund’s financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Reorganizing Fund as of May 31, 2019, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Reorganizing Fund’s assets as of the date of such statements, (copies of which have been furnished to the Surviving Fund) fairly reflect in all material respects the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
h)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Surviving Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Reorganizing Fund shall not constitute a material adverse change.
i)	As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or classes of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
j)	The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund, the Reorganizing Fund Registrant’s Board and committees of the Reorganizing Fund Registrant’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
k)	The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.
l)	All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
m)	All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the registration statement on Form N-1A of the Reorganizing Fund Registrant) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
n)	At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Delaware, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to the Surviving Fund.
o)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund other than shareholder approval as required by paragraph 5.2. Subject to approval by the Reorganizing Fund Shareholders and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
p)	The information furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents necessary in connection with the transactions contemplated herein is accurate and complete in all material respects.
q)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided to the Surviving Fund Registrant or its service providers and/or agents in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
r)	The Reorganizing Fund has qualified, elected and been eligible to be treated as a “regulated investment company” under Sections 851 and 852 of the Code (a “RIC”), in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its taxable year ending upon the Closing Date.
s)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.
t)	The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.

4.2       REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:

a)	The Surviving Fund is a legally designated, separate series of a [corporation][business trust] duly organized, and validly existing, [and in good standing] [INCLUDE VARIABLE FOR MD CORPORATIONS] under the laws of the [State of Maryland][Commonwealth of Massachusetts].
b)	The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. Subject to approval by the Reorganizing Fund Shareholders and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
d)	The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
e)	The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, any provision of the Surviving Fund Registrant’s [Articles of Incorporation][Declaration of Trust] or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
f)	Except as otherwise disclosed in writing to and accepted by the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, administrative proceeding or investigation of or before any court or governmental body if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
g)	The audited financial statements of the Surviving Fund as of [MOST RECENT FYE] and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements, (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
h)	[The unaudited financial statements of the Surviving Fund as of [MOST RECENT SEMI-ANNUAL REPORTING PERIOD END], and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.]
i)	Since the date of the financial statements referred to in sub-paragraph [(h)] above, there have been no material adverse changes in the Surviving Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Reorganizing Fund. For the purposes of this sub-paragraph [(i)], a decline in the NAV of the Surviving Fund shall not constitute a material adverse change.
j)	All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
k)	All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund (except as described in the registration statement on Form N-1A of the Surviving Fund Registrant). The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
l)	Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
m)	The information furnished by the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents necessary in connection with the transactions contemplated herein is accurate and complete in all material respects.
n)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided to the Reorganizing Fund Registrant or its service providers and/or agents in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
o)	The Surviving Fund has qualified, elected and been eligible to be treated as a RIC under Sections 851 and 852 of the Code in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its current taxable year.
p)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or [Maryland][Massachusetts] law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under [Maryland][Massachusetts] law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
q)	The Surviving Fund, and the Surviving Fund Registrant with respect to the Surviving Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund, or the Surviving Fund Registrant with respect to the Surviving Fund, that would question the right, power or capacity of (a) the Surviving Fund to conduct its business as conducted now or at any time in the past, or (b) the Surviving Fund Registrant’s ability to enter into this Agreement on behalf of the Surviving Fund or the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.
r)	As of the date hereof, except as previously disclosed to the Reorganizing Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Surviving Fund’s knowledge, there have been no material miscalculations of the NAV of the Surviving Fund or the NAV per share of any class or classes of Surviving Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
s)	The minute books and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Surviving Fund, the Surviving Fund Registrant’s Board and committees of the Surviving Fund Registrant’s Board. The stock transfer ledgers and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Surviving Fund Shares.
t)	The Surviving Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.

ARTICLE V

COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND

5.1       OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include portfolio turnover, changes to the portfolio necessary to transition the portfolio to the Surviving Fund, customary dividends, other dividends and distributions to shareholders contemplated herein, and shareholder purchases and redemptions.

5.2       APPROVAL OF SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3       INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4       ADDITIONAL INFORMATION. The Reorganizing Fund will provide reasonable assistance to the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares provided that the Reorganizing Fund will have no obligation to provide any information other than that contained on the books and records of the Reorganizing Fund’s transfer agent.

5.5       FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Surviving Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6       STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably mutually acceptable to the Surviving Fund and the Reorganizing Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant’s Treasurer.

5.7       PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus and statement of additional information of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registrant Statement and any additional proxy and/or solicitation materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8       PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

5.9       VALUATION MATTERS. Each of the Reorganizing Fund Registrant and the Surviving Fund Registrant covenants that it will provide prompt notice of any material changes to its respective valuation procedures, as approved by the Reorganizing Fund Registrant’s or the Surviving Fund Registrant’s Board, as applicable, prior to the Closing Date.

5.10       TAX FILINGS. The Reorganizing Fund (or the Reorganizing Fund Adviser on behalf of the Reorganizing Fund) shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Reorganizing Fund with respect to taxable years ending on or prior to the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.11        TREATMENT AS REORGANIZATION. The Reorganizing Fund and the Surviving Fund agree to treat the Reorganization as a “reorganization” under Section 368(a) of the Code and will file all tax returns consistent with such treatment. Neither the Reorganizing Fund nor the Surviving Fund will take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” under Section 368(a)(1) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND

The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

The Surviving Fund Registrant, on behalf of the Surviving Fund, shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Surviving Fund Registrant, on behalf of the Surviving Fund, on or before the Closing Date. All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the Surviving Fund Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.

Any condition precedent contained in that certain Transaction Agreement, dated May 6, 2019, by and between the Reorganizing Fund Adviser and Federated (the “Transaction Agreement”), with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, on or before the Closing Date. All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.

The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.

Any condition precedent contained in the Transaction Agreement, with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant’s Declaration of Trust and By-Laws. Reasonable evidence of such approval in the form of a secretary’s certificate shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

8.2       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be pending or, to the knowledge of the Reorganizing Fund or the Surviving Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3       All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.

8.4       The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Proxy Materials shall have been mailed to the shareholders of the Reorganizing Fund consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       Any material differences between the prices of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures identified pursuant to paragraph 2.4 of this Agreement shall have been eliminated or otherwise resolved to the reasonable satisfaction of the parties.

8.6       The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:

a)	The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
c)	No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
d)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.
e)	The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
f)	The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.
g)	The Surviving Fund will succeed to and take into account the items of Reorganizing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP may reasonably request (and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved). The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Surviving Fund Adviser or its affiliates and/or the Reorganizing Fund Adviser or its affiliates will bear certain expenses associated with Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization as agreed to between them. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage, printing and legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (c) solicitation and tabulation costs of the transaction; and (d) other related administrative or operational costs. The Surviving Fund shall bear expenses associated with the qualification of Surviving Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. All expenses paid by Surviving Fund will be solely and directly related to the Reorganization in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. All expenses will be paid directly by the party bearing such expenses to the relevant providers of service or other payees. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in Reorganizing Fund or Surviving Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1       The Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supersedes any prior representation, warranty, covenant, statement and/or understanding between the parties with respect to the Reorganization.

10.2       Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of the Surviving Fund Registrant and the Reorganizing Fund Registrant. In addition, either the Surviving Fund Registrant or the Reorganizing Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days or, if earlier, by the Closing Date;
b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
c)	a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund Registrant or the Surviving Fund Registrant, respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective [Directors][Trustees][Directors/Trustees] or their respective officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Reorganizing Fund, [__________________________] or the Surviving Fund, 4000 Ericsson Drive, Warrendale, PA 15086-7561, Attn: Chief Legal Officer.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Notwithstanding the foregoing, following the Closing Date, no consent shall be required in respect of (a) the assignment and delegation of this Agreement by the Surviving Fund Adviser or the Reorganizing Fund Adviser to an acquirer of all or substantially all of the assets of such adviser who agrees in writing to be bound by all of the obligations of such adviser hereunder, (b) the merger of the Surviving Fund Adviser or the Reorganizing Fund Adviser with another person, provided the other person agrees in writing to be bound by all of the obligations of such adviser hereunder, or (c) the assignment and delegation of this Agreement by the Surviving Fund Adviser or Reorganizing Fund Adviser as a result of any sale to another person of securities issued by such adviser, provided the other person agrees in writing to be bound by all of the obligations of such party hereunder.

If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

It is expressly agreed that the obligations of the Reorganizing Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Reorganizing Fund Registrant personally, but shall bind only the property of the Reorganizing Fund, as provided in the Declaration of Trust of the Reorganizing Fund Registrant.  Moreover, no series of the Reorganizing Fund Registrant other than the Reorganizing Fund shall be responsible for the obligations of the Reorganizing Fund hereunder, and all persons shall look only to the assets of the Reorganizing Fund to satisfy the obligations of the Reorganizing Fund or Reorganizing Fund Registrant hereunder.  The execution and delivery of this Agreement have been authorized by the Trustees of the Reorganizing Fund Registrant on behalf of the Reorganizing Fund and signed by authorized officers of the Reorganizing Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Reorganizing Fund as provided in the Declaration of Trust of the Reorganizing Fund Registrant.

It is expressly agreed that the obligations of the Surviving Fund hereunder shall not be binding upon any of the [Directors][Trustees], shareholders, nominees, officers, agents, or employees of the Surviving Fund Registrant personally, but shall bind only the property of the Surviving Fund, as provided in the [Articles of Incorporation][Declaration of Trust] of the Surviving Fund Registrant. Moreover, no series of the Surviving Fund Registrant other than the Surviving Fund shall be responsible for the obligations of the Surviving Fund hereunder, and all persons shall look only to the assets of the Surviving Fund to satisfy the obligations of the Surviving Fund or Surviving Fund Registrant hereunder. The execution and delivery of this Agreement have been authorized by the [Directors][Trustees] of the Surviving Fund Registrant on behalf of the Surviving Fund and signed by authorized officers of the Surviving Fund Registrant, acting as such. Neither the authorization by such [Directors][Trustees] nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Surviving Fund as provided in the [Articles of Incorporation][Declaration of Trust] of the Surviving Fund Registrant.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

[BUYER REGISTRANT]

on behalf of its portfolio,
[Buyer Fund]

By:

Name:

Title:

PNC FUNDS

on behalf of its portfolio,
[Seller Fund]

By:

Name:

Title:

Solely for purposes of Article IX

[Federated Investment Management Company][Federated MDTA LLC]

By:

Name:

Title:

Solely for purposes of Article IX

PNC Capital Advisors, LLC

By:

Name:

Title:

ANNEX B

DOCUMENTS INCORPORATED BY REFERENCE

1.	A Statement of Additional Information (“SAI”) dated September 6, 2019, relating to this Prospectus/ Proxy Statement (File Nos. 333-134468 and 811-21904).
2.	Prospectus and SAI dated September 30, 2018, as supplemented, for Federated MDT Balanced Fund, Federated MDT All Cap Core Fund, Federated MDT Large Cap Growth Fund, Federated MDT Small Cap Growth Fund, and Federated MDT Small Cap Core Fund (File Nos. 333-134468 and 811-21904).
3.	Annual Report dated July 31, 2019 for Federated MDT Balanced Fund, Federated MDT All Cap Core Fund, Federated MDT Large Cap Growth Fund, Federated MDT Small Cap Growth Fund, and Federated MDT Small Cap Core Fund (File No. 811-21904).
4.	Prospectus and SAI dated September 28, 2018, as supplemented, for PNC Balanced Allocation Fund, PNC Multi-Factor All Cap Fund, PNC Multi-Factor Large Cap Growth Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Value Fund, and PNC Small Cap Fund (File No. 811-04416).
5.	Annual Report dated May 31, 2019 for PNC Balanced Allocation Fund, PNC Multi-Factor All Cap Fund, PNC Multi-Factor Large Cap Growth Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Value Fund, and PNC Small Cap Fund (File No. 811-04416).

ANNEX C

COMPARISON OF INVESTMENT OBJECTIVE AND STRATEGIES

PNC Balanced Allocation Fund (Reorganizing Fund)	Federated MDT Balanced Fund (Surviving Fund)	Certain Differences
The Fund seeks to provide long-term capital appreciation and current income.	The Fund’s investment objective is the possibility of long-term growth of capital and income.	The PNC Fund’s investment objective is non-fundamental while the Federated Fund’s objective is fundamental.

The Fund invests in a diversified portfolio of common stocks, ETFs, fixed-income securities, and cash equivalents with varying asset allocations depending on the Adviser’s assessment of market conditions.

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in fixed-income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities, asset-backed securities, and high-yield bonds (“junk bonds”), and up to 30% of its net assets in cash and cash equivalent securities, and all types of short-term money market instruments. Under normal circumstances, at least 25% of the Fund’s net assets will be invested in fixed-income senior securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities, or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Federal Home Loan Banks (“FHLBs”), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes, for example, common stocks, fixed-income securities, preferred stocks, and convertible bonds of companies headquartered outside the United States), and may include investing in emerging-market securities. The Fund may invest in companies with market capitalizations of at least $100 million.

The Adviser buys and sells equity securities based on its evaluation of their potential for long-term capital appreciation. The Fund primarily invests the fixed-income portion of its portfolio of investments in a broad range of fixed-income securities in order to generate current income. The dollar-weighted average duration of the Fund’s fixed-income allocation is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions. If a fixed-income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell.

The Adviser buys and sells fixed-income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash-equivalent, short-term obligations for stability and liquidity. The Adviser may choose to sell a holding, for example, when it no longer offers attractive growth prospects or to take advantage of what the Adviser considers to be a better investment opportunity.

The Fund may invest in other investment companies, such as, for example, open-end or closed-end investment companies, and ETFs, including investment companies sponsored or managed by the Adviser and its affiliates.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as a part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, forward currency contracts, futures, and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts, forward currency contracts, and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values.

Finally, the Fund may also use futures to gain diversified exposure to a specific country or region and may purchase put options on securities or indices to manage the risk of loss.

The Fund utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, in the Adviser’s view, it no longer represents an attractive investment or to take advantage of what it considers to be a better investment opportunity.

In attempting to achieve its investment objective, the Fund may invest in a wide variety of investments such as equity securities, fixed-income securities, foreign securities, exchange-traded funds (ETFs) and derivative and hybrid instruments. Under normal conditions, the Fund’s investment adviser (“Adviser”) anticipates investing approximately 60% of the Fund’s assets in equity securities and 40% of the Fund’s assets in fixed-income securities and other investments. The Adviser may vary this allocation +/-20% depending upon its economic and market outlook as well as a result of the identification of favorable investment opportunities.

The Fund’s domestic equity holdings, other than its investments in real estate investment trusts (REITs), will consist primarily of common stock of U.S. companies. The strategy for this portion of the Fund’s portfolio seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in this portion of the Fund’s portfolio based upon a proprietary quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The domestic equity portion of the Fund (other than its investment in REITs) utilizes a whole market, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser, or the Adviser’s quantitative model, views as opportunities.

The quantitative model constructs the domestic equity portion of the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. Fundamental and technical measures include relative value, profit trends, capital structure and price history. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual correlated companies as well as groups of companies. The Adviser reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser may sell securities from the Fund’s portfolio for reasons including, but not limited to: (i) identification of deteriorating stock selection factors; (ii) identification of replacement securities with higher perceived value; and (iii) compliance with the Fund’s investment objectives, strategy, limitations and other parameters.

The Adviser selects most of its domestic equity investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. The Russell Index is reconstituted on an annual basis. As of June 30, 2019, companies in the Russell 3000® Index ranged in market capitalization from $2 million to $1 trillion.

In managing the Fund’s allocation to foreign equities, the Adviser attempts to diversify the portfolio across countries, in companies of all sizes with both growth and value characteristics. The Adviser may achieve exposure to foreign equities through investment in ETFs, shares of other investment companies or ADRs.

The Fund’s equity allocation may include investments in REITs. The Fund may obtain exposure to commodities by investing in instruments (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index.

With respect to the fixed-income securities allocation, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities. The Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk. The allocation process is based on the Adviser’s continuing analysis of a variety of economic and market indicators in order to arrive at the projected yield “spread” of each security type. The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life. The security’s projected spread is then weighed against the security’s current spread, credit risk and risk of prepayment in order to complete the analysis. Mortgage-backed securities tend to amortize principal on a somewhat irregular schedule over time, since the borrower can usually prepay all or part of the loan without penalty. These securities generally offer higher yields versus U.S. Treasury securities and non-mortgage-backed agency securities to compensate for this prepayment risk as well as any credit risk which might also be present in the security. Similarly, corporate debt securities, which tend to pay off on a predetermined schedule, generally offer higher yields than U.S. government securities to compensate for credit risk.

The Adviser seeks the higher relative returns of mortgage-backed securities and corporate debt securities, when available. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions. The Adviser attempts to manage prepayment risk to the Fund by selecting mortgage-backed securities with characteristics that make prepayment fluctuations less likely. Other characteristics considered by the Adviser include the average interest rates of the underlying mortgages and the federal agencies (if any) that support the mortgages.

The Adviser selects corporate debt securities through a top-down analysis which analyzes a company’s business, competitive position and general financial condition to assess whether the security’s credit risk is commensurate with its potential return. The Adviser attempts to manage credit risk to the Fund by selecting corporate debt securities that make default in the payment of principal and interest less likely. The Adviser looks at a variety of factors, including macroeconomic analysis and corporate earnings analysis, as well as pricing, risk exposure, interest rates and volatility, to determine which business sectors and credit ratings are most advantageous for investment by the Fund.

The Fund intends to invest in government securities which are issued or guaranteed by a federal agency or instrumentality acting under federal authority, including government securities that are not backed by the full faith and credit of the U.S. government such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Fund may invest a portion of its portfolio in noninvestment-grade, fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The noninvestment-grade securities in which the Fund invests, which are rated BB+ or Ba1/BB+ or lower by a nationally recognized statistical rating organization (NRSRO), generally pay higher interest rates as compensation for the greater default risk attached to the securities. The Fund may invest a portion of its portfolio in non-U.S. dollar, and emerging market, fixed-income securities issued by entities such as foreign governments or foreign corporations when the Adviser considers the risk return prospects of those sectors to be attractive. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. The Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies. The Adviser selects securities with longer or shorter durations based on its interest rate outlook, but does not target any specific duration for the fixed-income portion of the Fund.

When selecting the underlying investments, the Adviser can invest directly in individual securities or may invest in other funds advised by the Adviser or its affiliates. These funds may include funds which are not available for general investment by the public. The investment companies in which the Funds invest are managed independently of the Fund and incur additional expenses. Therefore, any investment by the Fund in other funds is subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses. The Fund may also invest in ETFs for purposes consistent with its investment strategy.

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

● increase or decrease the effective duration of the Fund portfolio;

● seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates. (Volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes.);

● obtain premiums from the sale of derivative contracts;

● realize gains from trading a derivative contract; or

● hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

PNC Balanced Allocation Fund intends to invest 45% to 75% of its net assets in equity securities, 25% to 55% of its net assets in fixed-income securities, and up to 30% of its net assets in cash and cash equivalent securities, and all types of short-term money market instruments. PNC Balanced Allocation Fund may invest in other investment companies, such as, for example, open-end or closed-end investment companies, including investment companies sponsored or managed by the Fund’s investment adviser and its affiliates. PNC Balanced Allocation Fund uses an active trading approach.

Federated MDT Balanced Fund invests approximately 60% in equity securities and approximately 40% in fixed-income securities and other investments. This may vary +/- 20% depending on the economic and market outlook as well as the identification of favorable investment opportunities. For the domestic equity portion of Federated MDT Balanced Fund, other than investments in real estate investment trusts (“REITs”), the Fund’s adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history. Federated MDT Balanced Fund’s equity allocation may include investments in REITs, and the Fund may obtain exposure to commodities by investing in instruments, including exchange-traded funds (“ETFs”), whose performance is linked to the price of an underlying commodity or commodity index.

PNC Balanced Allocation Fund primarily invests the fixed-income portion of its portfolio in a broad range of fixed-income securities in order to generate current income. The dollar-weighted average duration of the PNC Balanced Allocation Fund’s fixed-income allocation is normally expected to range from four to twelve years, but may vary outside that range from time to time, including due to market conditions. With respect to the fixed-income securities allocation for Federated MDT Balanced Fund, the Fund invests primarily in domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities, which the Fund’s adviser selects by using fundamental credit research to identify relative value in the market.

Federated MDT Balanced Fund may invest a portion of its portfolio in noninvestment-grade, fixed-income securities, when the Fund’s adviser considers the risk return prospects of those sectors to be attractive. Federated MDT Balanced Fund may also invest a portion of its portfolio in non-U.S. dollar and emerging market fixed-income securities issued by entities such as foreign governments or foreign corporations when the Fund’s adviser considers the risk return prospects of those sectors to be attractive.

PNC Multi-Factor All Cap Fund (Reorganizing Fund)	Federated MDT All Cap Core Fund (Surviving Fund)	Certain Differences
The Fund seeks to provide long-term capital appreciation.	The Fund’s investment objective is long-term capital appreciation.	The PNC Fund’s investment objective is non-fundamental while the Federated Fund’s objective is fundamental.

The Fund invests primarily in a diversified portfolio of equity securities. The Fund may invest in issuers of any capitalization (large-cap, mid-cap and small-cap) and will invest primarily in issuers with market capitalizations within the market capitalization range of companies represented in the Russell 3000® Index. As of June 30, 2019, companies in the Russell 3000® Index ranged in market capitalization from $2 million to $1 trillion.

The Adviser employs a systematic multi-factor process to identify companies that it believes have the potential to produce earnings in excess of market expectations. The Adviser evaluates issuers and selects investments based on a variety of quantitative measures, referred to as “factors.” The Fund’s multi-factor quantitative process uses quality factors, such as a company’s stability of earnings; momentum factors, such as movements in both price and earnings and earnings surprises; and value factors, such as price-to-earnings, price-to-book, and price-to-cash flow ratios.

Consistent with its multi-factor orientation, the Adviser’s stock selection process for the Fund is expected to result in investments in companies with both growth and value characteristics. The Fund’s investment weighting in any one sector will change over time based on how the multi-factor process assesses each sector’s relative attractiveness. The Fund does not apply any sector-based limits on its portfolio and the Adviser’s process may result in the Fund being invested significantly in one or more sectors.

The Fund will normally invest primarily in securities of U.S. companies. The equity securities in which the Fund may invest include, for example, common stocks, ADRs, preferred stocks, warrants, and rights.

The Adviser expects to rebalance the Fund quarterly and the Adviser may actively trade the Fund’s portfolio securities based on its multi-factor process in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which may generate short-term gains for its shareholders, which are taxed at a higher rate than long-term gains. Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

The Fund seeks to achieve its objective by investing primarily in the common stocks of U.S. companies. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon a proprietary quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The Fund utilizes a whole market, all-cap/all-style strategy. The Adviser believes that the whole market approach provides two main advantages. First, it allows an investor to participate in all major areas of the U.S. equity market (companies of all sizes with both growth and value characteristics) in a single fund. Second, through bottom-up stock selection, and subject to risk controls, it provides a broad ability to overweight or underweight segments of the market represented by those stocks which the Adviser’s quantitative model views as opportunities.

The quantitative model constructs the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. Fundamental and technical measures include relative value, profit trends, capital structure and price history. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The Adviser reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information. The investment adviser’s stock selection process is expected to result in investments in companies with both growth and value characteristics.

The Adviser may sell securities from the Fund’s portfolio for reasons including, but not limited to: (i) identification of deteriorating stock selection factors; (ii) identification of replacement securities with higher perceived value; and (iii) compliance with the Fund’s investment objectives, strategy, limitations and other parameters.

The Adviser selects most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. Because the Fund invests in companies that are defined largely by reference to the Russell 3000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell 3000® Index is reconstituted on an annual basis. As of June 30, 2019, companies in the Russell 3000® Index ranged in market capitalization from $2 million to $1 trillion.

PNC Multi-Factor All Cap Fund’s adviser uses a stock selection process that is expected to result in investments in companies with both growth and value characteristics. PNC Multi-Factor All Cap Fund’s investment weighting in any one sector will change over time based on how the multi-factor process assesses each sector’s relative attractiveness. However, PNC Multi-Factor All Cap Fund’s adviser does not apply any sector-based limits on its portfolio, which may result in the Fund being invested significantly in one or more sectors. The equity securities in which PNC Multi-Factor All Cap Fund may invest include, for example, common stock, American Depositary Receipts, preferred stock, warrants, and rights.

Federated MDT All Cap Core Fund’s adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history, which is expected to result in investments in companies with both growth and value characteristics.

PNC Multi-Factor Large Cap Growth Fund (Reorganizing Fund)	Federated MDT Large Cap Growth Fund (Surviving Fund)	Certain Differences
The Fund seeks to provide long-term capital appreciation.	The Fund’s investment objective is long-term capital appreciation.	The PNC Fund’s investment objective is non-fundamental while the Federated Fund’s objective is fundamental.

The Fund primarily invests in a diversified portfolio of growth-oriented domestic equity securities of large-cap companies, such as companies with accelerated earnings growth rates.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large-cap companies. For purposes of its 80% policy, the Fund defines a large-cap company as one whose market capitalization falls within the market capitalization range of companies represented in the Russell 1000® Growth Index. As of June 30, 2019, companies in the Russell 1000® Growth Index ranged in market capitalization from $1.1 billion to $1 trillion. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy. The Fund may also invest in foreign stocks in keeping with the Fund’s objective.

The Adviser employs a systematic multi-factor process to identify companies that it believes have the potential to produce earnings in excess of market expectations. The Adviser evaluates issuers and selects investments based on a variety of quantitative measures, referred to as “factors.” The Fund’s multi-factor quantitative process uses quality factors, such as a company’s stability of earnings; momentum factors, such as movements in both price and earnings and earnings surprises; and value factors, such as price-to-earnings, price-to-book, and price-to-cash flow ratios.

Consistent with its multi-factor orientation, the Adviser’s stock selection process for the Fund is expected to result in investments in companies with growth characteristics. The Fund’s investment weighting in any one sector will change over time based on how the multi-factor process assesses each sector’s relative attractiveness. The Fund does not apply any sector-based limits on its portfolio and the Adviser’s process may result in the Fund being invested significantly in one or more sectors.

The Fund will normally invest primarily in securities of U.S. companies. The equity securities in which the Fund may invest include, for example, common stocks, ADRs, preferred stocks, warrants, and rights.

The Adviser expects to rebalance the Fund quarterly and the Adviser may actively trade the Fund’s portfolio securities based on its multi-factor process in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which may generate short-term gains for its shareholders, which are taxed at a higher rate than long-term gains. Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

The Fund seeks to achieve its objective by investing primarily in the common stock of large-sized U.S. companies. The large-cap growth oriented strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon a proprietary quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The quantitative model constructs the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. Fundamental and technical measures include relative value, profit trends, capital structure and price history. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The Adviser reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser may sell securities from the Fund’s portfolio for reasons including, but not limited to: (i) identification of deteriorating stock selection factors; (ii) identification of replacement securities with higher perceived value; and (iii) compliance with the Fund’s investment objectives, strategy, limitations and other parameters.

The Adviser selects most of its investments from companies listed in the Russell 1000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the large-cap segment of the U.S. equity universe, which includes the 1,000 largest U.S. companies by market capitalization.

Because the Fund invests in companies that are defined largely by reference to the Russell 1000® Growth Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell 1000® Growth Index is reconstituted on an annual basis. As of June 30, 2019, companies in the Russell 1000® Growth Index ranged in market capitalization from $1.1 billion to $1 trillion.

The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in large-cap investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in large-cap investments. For purposes of this policy the Fund considers large-cap companies to be those with a market capitalization similar to those companies included in the Russell 1000® Growth Index.

The stock selection process for PNC Multi-Factor Large Cap Growth Fund is expected to result in investments in companies with growth characteristics, and the Fund’s investment weighting in any one sector will change over time based on how the multi-factor process assesses each sector’s relative attractiveness. PNC Multi-Factor Large Cap Growth Fund does not apply any sector-based limits on its portfolio, which may result in the Fund being invested significantly in one or more sectors. Federated MDT Large Cap Growth Fund’s adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history.

PNC Multi-Factor Small Cap Growth Fund (Reorganizing Fund)	Federated MDT Small Cap Growth Fund (Surviving Fund)	Certain Differences
The Fund seeks to provide long-term capital appreciation.	The Fund’s investment objective is to provide long-term capital appreciation.	The PNC Fund’s investment objective is non-fundamental while the Federated Fund’s objective is fundamental.

The Fund primarily invests in stocks of small-cap companies. Stocks include, for example, common stocks, preferred stocks, and ADRs. The Fund defines a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Growth Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Growth Index as of December 31. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys stocks of those companies that it believes offer the best prospects for superior performance.

The Adviser employs a systematic multi-factor process to identify companies that it believes have the potential to produce investment income in excess of market expectations. The Adviser evaluates issuers and selects investments based on a variety of quantitative measures, referred to as “factors.” The Fund’s multi-factor quantitative process uses quality factors, such as a company’s stability of earnings; momentum factors, such as movements in both price and earnings and earnings surprises; and value factors, such as price-to-earnings, price-to-book, and price-to-cash flow ratios. Consistent with its multi-factor orientation, the Adviser’s stock selection process for the Fund is expected to result in investments in companies with growth characteristics. The Fund’s investment weighting in any one sector will change over time based on how the multi-factor process assesses each sector’s relative attractiveness. The Fund does not apply any sector-based limits on its portfolio and the Adviser’s process may result in the Fund being invested significantly in one or more sectors.

The Adviser assesses a company’s prospects for growth by reviewing and analyzing small-cap companies individually. The Fund may also invest in foreign stocks traded in the United States in keeping with the Fund’s objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small-cap companies. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy. The Adviser may actively trade the Fund’s portfolio securities based on its multi-factor process in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which may generate short-term gains for its shareholders, which are taxed at a higher rate than long-term gains. Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund considers small-cap companies to be companies of a size similar to companies listed in the Russell 2000® Growth Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon a proprietary quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe.

The quantitative model constructs the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. Fundamental and technical measures include relative value, profit trends, capital structure and price history. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The Adviser reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser may sell securities from the Fund’s portfolio for reasons including, but not limited to: (i) identification of deteriorating stock selection factors; (ii) identification of replacement securities with higher perceived value; and (iii) compliance with the Fund’s investment objectives, strategy, limitations and other parameters.

The Adviser selects most of its investments from companies listed in the Russell 2000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). Because the Fund invests in companies that are defined largely by reference to the Russell 2000® Growth Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of June 30, 2019, companies in the Russell 2000® Growth Index ranged in market capitalization from $12 million to $10.1 billion.

The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in investments in small companies. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund normally to invest less than 80% of its net assets (plus any borrowings for investment purposes) in investments in small companies. For purposes of this policy the Fund considers a small company to be a company of a size similar to companies listed on the Russell 2000® Growth Index.

PNC Multi-Factor Small Cap Growth Fund’s adviser uses a stock selection process that is expected to result in investments in companies with growth characteristics. PNC Multi-Factor Small Cap Growth Fund’s investment weighting in any one sector will change over time based on how the multi-factor process assesses each sector’s relative attractiveness. However, PNC Multi-Factor Small Cap Growth Fund’s adviser does not apply any sector-based limits on its portfolio, which may result in the Fund being invested significantly in one or more sectors. The equity securities in which the PNC Multi-Factor Small Cap Growth Fund may invest include, for example, common stock, American Depositary Receipts, and preferred stock.

Federated MDT Small Cap Growth Fund’s adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history. The process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology.

PNC Multi-Factor Small Cap Core Fund (Reorganizing Fund)	Federated MDT Small Cap Core Fund (Surviving Fund)	Certain Differences
The Fund seeks to provide long-term capital appreciation.	The Fund’s investment objective is long-term capital appreciation.	The PNC Fund’s investment objective is non-fundamental while the Federated Fund’s objective is fundamental.

The Fund primarily invests in stocks of small-cap companies. Stocks include, for example, common stocks, preferred stocks, and ADRs. The Fund defines a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Index as of December 31. Using an analytical process together with fundamental research methods, the Adviser assesses the performance potential of companies and buys stocks of those companies that possess both value and growth characteristics.

The Adviser employs a systematic multi-factor process to identify companies that it believes have the potential to produce investment income in excess of market expectations. The Adviser evaluates issuers and selects investments based on a variety of quantitative measures, referred to as “factors.” The Fund’s multi-factor quantitative process uses quality factors, such as a company’s stability of earnings; momentum factors, such as movements in both price and earnings and earnings surprises; and value factors, such as price-to-earnings, price-to-book, and price-to-cash flow ratios. Consistent with its multi-factor orientation, the Adviser’s stock selection process for the Fund is expected to result in investments in companies with both growth and value characteristics. The Fund’s investment weighting in any one sector will change over time based on how the multi-factor process assesses each sector’s relative attractiveness. The Fund does not apply any sector-based limits on its portfolio and the Adviser’s process may result in the Fund being invested significantly in one or more sectors.

The Adviser assesses a company’s prospects by reviewing and analyzing investment candidates individually. The Fund may also invest in foreign stocks traded in the United States in keeping with the Fund’s objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes at the time of purchase in stocks of small-cap companies. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy.

The Adviser may actively trade the Fund’s portfolio securities based on its multi-factor process in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which may generate short-term gains for its shareholders, which are taxed at a higher rate than long-term gains. Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund considers small-cap companies to be those companies of a size similar to companies listed in the Russell 2000® Index. The strategy seeks to maximize compound annual return while controlling risk. Individual stocks are selected for inclusion in the Fund based upon a proprietary quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the Fund’s investment universe. The investment adviser’s stock selection process is expected to result in investments in companies with both growth and value characteristics.

The quantitative model constructs the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. Fundamental and technical measures include relative value, profit trends, capital structure and price history. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The Adviser reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The Adviser may sell securities from the Fund’s portfolio for reasons including, but not limited to: (i) identification of deteriorating stock selection factors; (ii) identification of replacement securities with higher perceived value; and (iii) compliance with the Fund’s investment objectives, strategy, limitations and other parameters.

The Adviser selects most of its investments from companies listed in the Russell 2000® Index, an index that measures the performance of the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the investable domestic equity market). Because the Fund invests in companies that are defined largely by reference to the Russell 2000® Index, the market capitalization of companies in which the Fund may invest will vary with market conditions. The Russell Index is reconstituted on an annual basis. As of June 30, 2019, companies in the Russell 2000® Index ranged in market capitalization from $2 million to $10.1 billion.

The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small companies. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund normally to invest less than 80% of its net assets (plus any borrowings for investment purposes) in small companies. For purposes of this limitation, small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index.

PNC Multi-Factor Small Cap Core Fund invests using an analytical process together with fundamental research methods to assess the performance potential of companies and buys stocks of those companies that possess both value and growth characteristics. The equity securities in which the PNC Multi-Factor Small Cap Core Fund may invest include, for example, common stock, American Depositary Receipts, and preferred stock.

PNC Multi-Factor Small Cap Core Fund’s adviser uses a stock selection process that is expected to result in investments in companies with both growth and value characteristics. PNC Multi-Factor Small Cap Core Fund’s investment weighting in any one sector will change over time based on how the multi-factor process assesses each sector’s relative attractiveness. However, PNC Multi-Factor Small Cap Core Fund’s adviser does not apply any sector-based limits on its portfolio, which may result in the Fund being invested significantly in one or more sectors.

Federated MDT Small Cap Core Fund implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history.

PNC Multi-Factor Small Cap Value Fund		Certain Differences
The Fund seeks to provide long-term capital appreciation.		The PNC Fund’s investment objective is non-fundamental while the Federated Fund’s objective is fundamental.

The Fund primarily invests in stocks of small-cap companies. Stocks include, for example, common stocks, preferred stocks, and ADRs. The Fund defines a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Value Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Value Index as of December 31. Using an analytical process together with fundamental research methods to implement a “value” approach, the Adviser assesses the performance potential of companies and buys stocks of those companies it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios.

The Adviser employs a systematic multi-factor process to identify companies that it believes have the potential to produce investment income in excess of market expectations. The Adviser evaluates issuers and selects investments based on a variety of quantitative measures, referred to as “factors.” The Fund’s multi-factor quantitative process uses quality factors, such as a company’s stability of earnings; momentum factors, such as movements in both price and earnings and earnings surprises; and value factors, such as price-to-earnings, price-to-book, and price-to-cash flow ratios. Consistent with its multi-factor orientation, the Adviser’s stock selection process for the Fund is expected to result in investments in companies with value characteristics. The Fund’s investment weighting in any one sector will change over time based on how the multi-factor process assesses each sector’s relative attractiveness. The Fund does not apply any sector-based limits on its portfolio and the Adviser’s process may result in the Fund being invested significantly in one or more sectors.

The Adviser assesses a company’s valuation and prospects by reviewing and analyzing investment candidates individually. The Fund may also invest in foreign stocks traded in the United States in keeping with the Fund’s investment objective.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small-cap companies. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy.

The Adviser may actively trade the Fund’s portfolio securities based on its multi-factor process in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which may generate short-term gains for its shareholders, which are taxed at a higher rate than long-term gains. Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

PNC Multi-Factor Small Cap Value Fund may make significant investments in issuers located or doing business in a single country or geographic region, may invest in securities across all market capitalizations, and may invest a significant portion of its assets in companies of any one particular market capitalization category. PNC Multi-Factor Small Cap Value Fund may invest in securities denominated in any currency, including U.S. dollars, other developed market currencies, such as the euro, yen, and pound sterling, and the currencies of the emerging markets in which the Fund may invest. PNC Multi-Factor Small Cap Value Fund typically does not seek to limit its foreign currency exposure, but the PNC Funds Adviser may determine in its discretion to seek to hedge some of its currency exposures back to the U.S. dollar. Federated MDT Small Cap Core Fund’s investments may include, but are not limited to, equity securities of domestic issuers.

In allocating the PNC Multi-Factor Small Cap Value Fund’s assets across geographies, the Fund’s adviser uses its proprietary, multi-factor country allocation model to identify and score countries based on factors such as the economic and financial market conditions within each country, specifically economic growth projections, stock market valuation, risk position, and stock market momentum. Federated MDT Small Cap Core Fund implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history.

PNC Multi-Factor Small Cap Value Fund’s investment strategy may involve, at times, investing a significant portion of its assets in one or more industries or sectors that the Fund’s adviser believes hold high potential.

PNC Small Cap Fund (Reorganizing Fund)		Certain Differences
The Fund seeks to provide long-term capital appreciation.		The PNC Fund’s investment objective is non-fundamental while the Federated Fund’s objective is fundamental.

The Fund primarily invests in stocks of U.S. small-cap companies including, for example, those with market capitalizations between $100 million and $3 billion at the time of purchase. The Fund also considers a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Index as of December 31. Stocks include, for example, common stocks, preferred stocks, and ADRs. The Fund may also invest in foreign stocks in keeping with the Fund’s objective. The Fund invests in a diversified portfolio of publicly traded small-cap equity securities that may possess either value or growth characteristics. The Adviser’s investment process for the Fund is to invest in securities of companies based on, among other things, the Adviser’s analysis of the company’s cash flow. The Adviser’s investment process focuses on CFROI®. CFROI® is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI® is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, across different market capitalizations, sectors, and industries. The Adviser believes that CFROI® provides a more accurate predictor of future value than other broadly used analysis methods. The Adviser first screens companies that are improving their CFROI® measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Adviser believes that it does not matter what a particular company’s cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Adviser looks for companies that, in the Adviser’s view, have management with an understanding of how to create value for shareholders, including through their ability to deploy capital; are market leaders with respect to the product or service they provide; and are a part of a strong, growing industry. The Adviser may sell a security when, for example, cash flow return on investment flattens or declines or when market price equals or exceeds the Adviser’s cash flow value “target.” However, none of the sell characteristics are automatic.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small-cap companies. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

The Fund utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, in the Adviser’s view, it no longer represents an attractive investment or to take advantage of what it considers to be a better investment opportunity.

PNC Small Cap Fund invests in securities of companies based on, among other things, the Fund’s adviser’s analysis of a company’s cash flow return on investment. PNC Small Cap Fund uses an active trading approach. Federated MDT Small Cap Core Fund implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history.

ANNEX D

PRINCIPAL INVESTMENT RISKS

	PNC Balanced Allocation Fund	Federated MDT Balanced Fund	PNC Multi-Factor All Cap Fund	Federated MDT All Cap Core Fund	PNC Multi-Factor Large Cap Growth Fund	Federated MDT Large Cap Growth Fund	PNC Multi-Factor Small Cap Growth Fund	Federated MDT Small Cap Growth Fund	PNC Multi-Factor Small Cap Core Fund	PNC Multi-Factor Small Cap Value Fund	PNC Small Cap Fund	Federated MDT Small Cap Core Fund
Active Trading Risk	X		X		X		X		X	X	X
Allocation Risk	X
Asset-Backed Securities ("ABS") Risk	X	X
Call Risk		X
Country Risk	X
Credit Risk	X	X
Currency Risk		X
Eurozone Related Risk		X
Exchange-Traded Funds Risk	X	X
Government Securities Risk	X
Inflation-Indexed Security Risk	X
Interest Rate Risk	X	X
Investment Company Risk	X
Issuer Risk	X		X		X		X		X	X	X
Large-Cap Company Risk					X	X
Leverage Risk	X
Liquidity Risk	X	X
Management and Operational Risk	X		X		X		X		X	X	X
Portfolio Turnover Risk			X		X		X		X	X
Prepayment and Extension Risk	X	X
Quantitative Modeling Risk		X		X		X		X				X
Real Estate/Real Estate Investment Trust Risks	X	X
Risk Associated with Noninvestment-Grade Securities	X	X
Risk of Foreign Investing	X	X	X		X		X		X	X	X
Risk of Investing in American Depositary Receipts and Domestically Traded Securities of Foreign Issuers		X
Risk of Investing in Derivative Contracts and Hybrid Instruments	X	X
Risk of Investing in Emerging Market Countries	X	X
Risk Related to Company Capitalization	X	X	X	X
Risk Related to Investing for Growth	X	X	X	X	X	X	X	X	X		X	X
Risk Related to Investing for Value	X	X	X	X					X	X	X	X
Risk Related to the Economy	X	X	X	X	X	X	X	X	X	X	X	X
Sector Risk	X		X	X	X	X	X	X	X	X	X	X
Small-Cap Company Risk			X				X	X	X	X	X	X
Stock Market Risk	X	X	X	X	X	X	X	X	X	X	X	X

Active Trading Risk (PNC Funds only). To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Allocation Risk (PNC Funds only). The Fund’s performance could be hurt if the Adviser’s asset allocation decisions prove to be incorrect or the Adviser allocates assets to an asset class that underperforms compared to other asset classes. The Adviser may implement its asset allocation strategy in a way that does not produce the intended result. For example, the Adviser’s asset allocation decisions may not anticipate market trends successfully which may result in a failure to preserve capital or lower total return.

Asset-Backed Securities (ABS) Risk. The value of asset-backed securities (ABS) may be affected by certain factors such as interest rate risk, credit risk, prepayment risk and the availability of information concerning the pool of underlying assets and its structure. Under certain market conditions, ABS may be less liquid and may be difficult to value. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of ABS. ABS can also be subject to the risk of default on the underlying assets.

Call Risk. The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.

Country Risk (PNC Funds only). Significant investment in a particular country will make the Fund’s performance more dependent upon the political, economic, and other circumstances relevant to that country than a mutual fund more widely diversified among issuers in different countries.

Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.

Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.

Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.

Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchanged traded) that has the same investment objectives, strategies and policies.

Government Securities Risk (PNC Funds only). Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality, or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality, or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.

Inflation-Indexed Security Risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security typically provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. The Fund’s income from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions from its investments in more traditional fixed-income securities.

Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Investment Company Risk (PNC Funds only). The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value (“NAV”).

Issuer Risk (PNC Funds only). The value of the Fund’s investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Large-Cap Company Risk. The Fund will invest in large capitalization (or “large-cap”) companies. Large-cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund’s portfolio, performance and Share price.

Leverage Risk (PNC Funds only). Certain transactions may give rise to a form of leverage, including, but not limited to, derivative instruments, certain ETFs, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery, or forward-commitment transactions. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations at disadvantageous times or prices. Leveraging, including borrowing, may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Certain types of leveraging transactions could theoretically be subject to unlimited losses.

Liquidity Risk. The fixed-income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund could incur losses.

Management and Operation Risk (PNC Funds only). The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Portfolio Turnover Risk (PNC Funds only). It is anticipated that the Equity Funds that use quantitative strategies will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions, and lower after-tax performance.

Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed-income securities when interest rates rise.

Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies).

Real Estate Investment Trust Risk. Real estate investment trusts (REITs), pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Real Estate Risk (PNC Funds only). The Fund may be exposed to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses.

Risk Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.

Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies and national governments, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Risk of Investing in American Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by risks of foreign investing than would otherwise be the case.

Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, currency, liquidity and leverage risks.

Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Risk Related to Company Capitalization. The Fund may invest in companies with market capitalizations of any size, including small-capitalization and mid-capitalization (or “small-cap” and “mid-cap”) companies. The additional risks posed by small-cap and mid-cap companies could increase the volatility of the Fund’s portfolio and performance. Shareholders should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-cap companies.

Risk Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, or industry or economic trends and developments may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects.

Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Small-Cap Company Risk. The Fund may invest in small capitalization (or “small-cap”) companies. Small-cap companies may have less liquid stock, a more volatile share price, unproven track records, a limited product or service base and limited access to capital. The above factors could make small-cap companies more likely to fail than larger companies, and increase the volatility of the Fund’s portfolio, performance and Share price.

Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company’s stock price), which could negatively impact the Fund’s performance.

ANNEX E

COMPARISON OF INVESTMENT LIMITATIONS

The PNC Funds and the Federated Funds each have fundamental investment policies, which may not be changed without shareholder approval, as well as non-fundamental policies, which may be changed by the Funds’ respective Boards without shareholder approval. As discussed in the “Comparison of Investment Objectives and Policies,” the Federated Funds and the PNC Funds are managed using similar investment strategies and the limitations for each Federated Fund and each corresponding PNC Fund are substantially similar. However, there are certain differences in the language of the applicable investment limitations attributable primarily to the fact that the Federated Funds are part of the Federated “family” of funds and the PNC Funds are part of the PNC “family” of funds. Additionally, to the extent a PNC Fund and the corresponding Federated Fund have substantially similar limitations, but one Fund’s limitation is fundamental, while the other Fund’s is non-fundamental, this represents a difference as to whether shareholder approval is required to change such limitation. The following tables compare the investment policies of the PNC Funds and the Federated Funds:

PNC Balanced Allocation Fund (Reorganizing Fund)	Federated MDT Balanced Fund (Surviving Fund)
Concentration (fundamental). The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) personal credit and business credit businesses will be considered separate industries.

Concentration (fundamental). The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Concentration (non-fundamental). Notwithstanding sub-paragraph (a) to the concentration limit above, and as a non-fundamental policy (i.e., one that may be changed without any vote of shareholders), the Fund will not concentrate its investments in obligations issued by states or municipalities or their political sub-divisions that are not obligations exempt from one or more of the following: regular Federal income tax, state income tax, or local tax.
Investing in real estate (fundamental). The Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.	Investing in real estate (fundamental). The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in commodities (fundamental). The Fund may not invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.	Investing in commodities (fundamental). The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.
Underwriting (fundamental). The Fund may not act as an underwriter of securities within the meaning of the 1933 Act except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.	Underwriting (fundamental). The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Lending money (fundamental). The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.	Lending cash or securities (fundamental). The Fund may not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.
Borrowing money, issuing senior securities, pledging assets (fundamental). The Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Borrowing money and issuing senior securities (fundamental). The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

Pledging assets (non-fundamental). The Fund will not mortgage, pledge, or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowings or to collateral arrangements in connection with permissible activities.

For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

Diversification of investments (fundamental). The Fund may not purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.	Diversification (fundamental). With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Illiquid securities (non-fundamental). The Fund will not invest more than 15% of its net assets in securities that are illiquid.	Illiquid securities (non-fundamental). The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.
There is no corresponding policy.	Purchases on margin (non-fundamental). The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Additional disclosures. With respect to the borrowing money policy above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings. Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the commodities policy above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Fund is not restricted from investing in or entering into swap contracts or such other financial transactions by the fundamental policy.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Additional disclosures. For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.

PNC Multi-Factor All Cap Fund (Reorganizing Fund)	Federated MDT All Cap Core Fund (Surviving Fund)
Concentration (fundamental). The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) personal credit and business credit businesses will be considered separate industries.	Concentration (fundamental). The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
Concentration (non-fundamental). Notwithstanding sub-paragraph (a) to the concentration limit above, and as a non-fundamental policy (i.e., one that may be changed without any vote of shareholders), the Fund will not concentrate its investments in obligations issued by states or municipalities or their political sub-divisions that are not obligations exempt from one or more of the following: regular Federal income tax, state income tax, or local tax.
Investing in real estate (fundamental). The Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.	Investing in real estate (fundamental). The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in commodities (fundamental). The Fund may not invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.	Investing in commodities (fundamental). The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.
Underwriting (fundamental). The Fund may not act as an underwriter of securities within the meaning of the 1933 Act except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.	Underwriting (fundamental). The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Lending money (fundamental). The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.	Lending cash or securities (fundamental). The Fund may not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.
Borrowing money, issuing senior securities, pledging assets (fundamental). The Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Borrowing money and issuing senior securities (fundamental). The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC interpretation thereof.

Pledging assets (non-fundamental). The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

As a matter of non-fundamental operating policy, the Fund will not exclude domestic bank instruments or foreign bank instruments from industry concentration limitations so long as it is the SEC staff’s view that such instruments should not be excluded from industry concentration tests.

The Fund applies its concentration of investments restrictions as follows:

● Utility companies will be divided according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry;

● Financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and

● Asset-backed securities will be classified according to the underlying assets securing such securities.

Diversification of investments (fundamental). The Fund may not purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.	Diversification (fundamental). With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Illiquid securities (non-fundamental). The Fund will not invest more than 15% of its net assets in securities that are illiquid.	Illiquid securities (non-fundamental). The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.
There is no corresponding policy.	Purchases on margin (non-fundamental). The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Additional disclosures. With respect to the borrowing money policy above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings. Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the commodities policy above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Fund is not restricted from investing in or entering into swap contracts or such other financial transactions by the fundamental policy.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Additional disclosures. For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

PNC Multi-Factor Large Cap Growth Fund (Reorganizing Fund)	Federated MDT Large Cap Growth Fund (Surviving Fund)
Concentration (fundamental). The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) personal credit and business credit businesses will be considered separate industries.	Concentration (fundamental). The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities and municipal securities will not be deemed to constitute an industry.
Concentration (non-fundamental). Notwithstanding sub-paragraph (a) to the concentration limit above, and as a non-fundamental policy (i.e., one that may be changed without any vote of shareholders), the Fund will not concentrate its investments in obligations issued by states or municipalities or their political sub-divisions that are not obligations exempt from one or more of the following: regular Federal income tax, state income tax, or local tax.
Investing in real estate (fundamental). The Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.	Investing in real estate (fundamental). The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in commodities (fundamental). The Fund may not invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.	Investing in commodities (fundamental). The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.
Underwriting (fundamental). The Fund may not act as an underwriter of securities within the meaning of the 1933 Act except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.	Underwriting (fundamental). The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Lending money (fundamental). The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.	Lending cash or securities (fundamental). The Fund may not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.
Borrowing money, issuing senior securities, pledging assets (fundamental). The Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Borrowing money and issuing senior securities (fundamental). The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Pledging assets (non-fundamental). The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Diversification of investments (fundamental). The Fund may not purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.	Diversification (fundamental). With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Illiquid securities (non-fundamental). The Fund will not invest more than 15% of its net assets in securities that are illiquid.	Illiquid securities (non-fundamental). The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.
There is no corresponding policy.	Purchases on margin (non-fundamental). The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
Non-fundamental names rule policy. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities issued by large-cap companies. For purposes of its 80% policy, the Fund defines a large-cap company as one whose market capitalization falls within the market capitalization range of companies represented in the Russell 1000® Growth Index. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy.	Non-fundamental names rule policy. The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in large-cap investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in large-cap investments. For purposes of this policy the Fund considers large-capitalization companies to be those with a market capitalization similar to those companies included in the Russell 1000® Growth Index.

Additional disclosures. With respect to the borrowing money policy above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings. Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the commodities policy above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Fund is not restricted from investing in or entering into swap contracts or such other financial transactions by the fundamental policy.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Additional disclosures. For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.

PNC Multi-Factor Small Cap Growth Fund (Reorganizing Fund)	Federated MDT Small Cap Growth Fund (Surviving Fund)
Concentration (fundamental). The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) personal credit and business credit businesses will be considered separate industries.	Concentration (fundamental). The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
Concentration (non-fundamental). Notwithstanding sub-paragraph (a) to the concentration limit above, and as a non-fundamental policy (i.e., one that may be changed without any vote of shareholders), the Fund will not concentrate its investments in obligations issued by states or municipalities or their political sub-divisions that are not obligations exempt from one or more of the following: regular Federal income tax, state income tax, or local tax.
Investing in real estate (fundamental). The Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.	Investing in real estate (fundamental). The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in commodities (fundamental). The Fund may not invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.	Investing in commodities (fundamental).The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.
Underwriting (fundamental). The Fund may not act as an underwriter of securities within the meaning of the 1933 Act except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.	Underwriting (fundamental). The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Lending money (fundamental). The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.	Lending cash or securities (fundamental). The Fund may not make loans if, as a result, more than 331/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.
Borrowing money, issuing senior securities, pledging assets (fundamental). The Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Borrowing money and issuing senior securities, (fundamental). The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Pledging assets (non-fundamental). The Fund will not mortgage, pledge, or hypothecate any assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowings or to collateral arrangements in connection with permissible activities.

Diversification of investments (fundamental). The Fund may not purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.	Diversification (fundamental). With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Illiquid securities (non-fundamental). The Fund will not invest more than 15% of its net assets in securities that are illiquid.	Illiquid securities (non-fundamental). The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.
There is no corresponding policy.	Purchases on margin (non-fundamental). The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
There is no corresponding policy.	Non-fundamental names rule policy. The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small companies. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the fund to normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in investments in small companies. For purposes of this policy the Fund considers a small company to be a company of a size similar to companies listed on the Russell 2000® Growth Index.

Additional disclosures. With respect to the borrowing money policy above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings. Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the commodities policy above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Fund is not restricted from investing in or entering into swap contracts or such other financial transactions by the fundamental policy.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Additional disclosures. For purposes of the concentration limitation: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute “concentration.”

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in the value or net assets will not result in a violation of such limitation.

PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Value Fund, PNC Small Cap Fund (Reorganizing Funds)	Federated Small Cap Core Fund (Surviving Fund)
Concentration (fundamental). The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) personal credit and business credit businesses will be considered separate industries.	Concentration (fundamental). The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.
Concentration (non-fundamental). Notwithstanding sub-paragraph (a) to the concentration limit above, and as a non-fundamental policy (i.e., one that may be changed without any vote of shareholders), the Fund will not concentrate its investments in obligations issued by states or municipalities or their political sub-divisions that are not obligations exempt from one or more of the following: regular Federal income tax, state income tax, or local tax.
Investing in real estate (fundamental). The Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.	Investing in real estate (fundamental). The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in commodities (fundamental). The Fund may not invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.	Investing in commodities (fundamental).The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.
Underwriting (fundamental). The Fund may not act as an underwriter of securities within the meaning of the 1933 Act except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

Underwriting (fundamental). The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending money (fundamental). The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.	Lending cash or securities (fundamental). The Fund may not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) it may make loans to affiliated investment companies in accordance with SEC exemptive relief.
Borrowing money, issuing senior securities, pledging assets (fundamental). The Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Borrowing money and issuing senior securities (fundamental). The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Pledging assets (non-fundamental). The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Diversification of investments (fundamental). The Fund may not purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.	Diversification (fundamental). With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Illiquid securities (non-fundamental). The Fund will not invest more than 15% of its net assets in securities that are illiquid.	Illiquid securities (non-fundamental). The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets. The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund’s uninvested cash.
There is no corresponding policy.	Purchases on margin (non-fundamental). The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-fundamental names rule policy (PNC Multi-Factor Small Cap Core Fund). Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes at the time of purchase in stocks of small-cap companies. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy. The Fund defines a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Index as of December 31.

Non-fundamental names rule policy (PNC Multi-Factor Small Cap Value Fund). Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small-cap companies. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy. The Fund defines a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Growth Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Growth Index as of December 31.

Non-fundamental names rule policy (PNC Small Cap Fund). Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in small-cap companies. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy. The Fund primarily invests in stocks of U.S. small-cap companies including, for example, those with market capitalizations between $100 million and $3 billion at the time of purchase. The Fund also considers a small-cap company as one whose market capitalization at the time of purchase falls approximately (i) within the market capitalization range of companies in the Russell 2000® Index or (ii) below the average, for the past three years, of the highest-market capitalization company within the Russell 2000® Index as of December 31.

Non-fundamental names rule policy. The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in investments in small companies. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in investments in small companies. For purposes of this limitation, small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index.

Additional disclosures. With respect to the borrowing money policy above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings. Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the commodities policy above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Fund is not restricted from investing in or entering into swap contracts or such other financial transactions by the fundamental policy.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Additional disclosures. As a matter of non-fundamental operating policy, the Fund will not exclude domestic bank instruments or foreign bank instruments from industry concentration limitations so long as it is the SEC staff’s view that such instruments should not be excluded from industry concentration tests. The Fund applies its concentration of investments restrictions as follows:

● Utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry;

● Financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and

● Asset-backed securities will be classified according to the underlying assets securing such securities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

ANNEX F

FINANCIAL HIGHLIGHTS

PNC Funds

Financial Highlights

The tables that follow present performance information about Class A, Class C, Class I, and Class R6 Shares of each Fund, as applicable. This information is intended to help an investor understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s or share class’s operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming an investor reinvested all dividends and distributions.

The financial highlights have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, including any Notes to Financial Statements referenced in these financial highlights, is included in the annual report dated May 31, 2019 and is incorporated by reference into the Statement of Additional Information.

Financial Highlights–PNC Balanced Allocation Fund SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

	Class I		Class A
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$13.19	$13.81	$12.78	$13.81	$13.29	$13.25	$13.84	$12.82	$13.85	$13.34
Net Investment Income(1)	0.22	0.18	0.18	0.20	0.18	0.19	0.15	0.13	0.16	0.14
Capital gain distributions received from affiliated investments	0.12	0.01	–	–	–	0.12	0.01	–	–	–
Realized and Unrealized Gain (Loss) on Investments	(0.22)	0.83	1.07	(0.41)	0.53	(0.22)	0.84	1.08	(0.41)	0.53
Total from Investment Operations	0.12	1.02	1.25	(0.21)	0.71	0.09	1.00	1.21	(0.25)	0.67
Dividends from Net Investment Income	(0.25)	(0.17)	(0.14)	(0.22)	(0.19)	(0.23)	(0.12)	(0.11)	(0.18)	(0.16)
Distributions from Net Realized Gains	(1.32)	(1.47)	(0.08)	(0.60)	–	(1.32)	(1.47)	(0.08)	(0.60)	–
Total Dividends and Distributions	(1.57)	(1.64)	(0.22)	(0.82)	(0.19)	(1.55)	(1.59)	(0.19)	(0.78)	(0.16)
Net Asset Value, End of Year	$11.74	$13.19	$13.81	$12.78	$13.81	$11.79	$13.25	$13.84	$12.82	$13.85
Total Return †	1.93%	7.39%	9.94%	(1.43)%	5.43%	1.61%	7.22%	9.59%	(1.69)%	5.08%
Ratios/Supplemental Data
Net Assets End of Year (000)	$8,790	$9,848	$13,149	$48,965	$54,649	$8,347	$8,860	$9,375	$9,559	$10,330
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.97%	1.00%	1.21%	1.17%(2)	1.23%	1.24%	1.28%
Ratio of Net Investment Income to Average Net Assets	1.79%	1.34%	1.35%	1.52%	1.35%	1.52%	1.11%(2)	0.97%	1.25%	1.07%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.82%	1.95%	1.42%	1.33%	1.15%	2.22%	2.23%	1.81%	1.60%	1.43%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.92%	0.34%	0.88%	1.16%	1.20%	0.51%	0.06%	0.39%	0.89%	0.92%
Portfolio Turnover Rate	58%	57%	88%	64%	43%	58%	57%	88%	64%	43%

	Class C
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$12.99	$13.60	$12.62	$13.64	$13.16
Net Investment Income(1)	0.10	0.05	0.03	0.07	0.05
Capital gain distributions received from affiliated investments	0.12	0.01	–	–	–
Realized and Unrealized Gain (Loss) on Investments	(0.23)	0.82	1.08	(0.40)	0.53
Total from Investment Operations	(0.01)	0.88	1.11	(0.33)	0.58
Dividends from Net Investment Income	(0.12)	(0.02)	(0.05)	(0.09)	(0.10)
Distributions from Net Realized Gains	(1.32)	(1.47)	(0.08)	(0.60)	–
Total Dividends and Distributions	(1.44)	(1.49)	(0.13)	(0.69)	(0.10)
Net Asset Value, End of Year	$11.54	$12.99	$13.60	$12.62	$13.64
Total Return †	0.88%	6.38%	8.86%	(2.31)%	4.42%
Ratios/Supplemental Data
Net Assets End of Year (000)	$449	$543	$553	$614	$688
Ratio of Expenses to Average Net Assets	1.95%	1.91%	1.92%	1.91%	1.96%
Ratio of Net Investment Income to Average Net Assets	0.79%	0.37%	0.27%	0.57%	0.39%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	6.98%	2.92%	2.50%	2.27%	2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(4.24)%	(0.64)%	(0.31)%	0.21%	0.24%
Portfolio Turnover Rate	58%	57%	88%	64%	43%

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Financial Highlights–PNC Multi-Factor All Cap Fund SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 21.78	$18.80	$17.20	$ 17.52	$ 15.11	$ 21.30	$18.40	$16.83	$17.15	$14.81
Net Investment Income(1)	0.19	0.17	0.17	0.21	0.14	0.13	0.12	0.12	0.16	0.09
Realized and Unrealized Gain (Loss) on Investments	(2.55)	3.01	1.57	(0.34)	2.41	(2.49)	2.95	1.53	(0.32)	2.36
Total from Investment Operations	(2.36)	3.18	1.74	(0.13)	2.55	(2.36)	3.07	1.65	(0.16)	2.45
Dividends from Net Investment Income	(0.20)	(0.20)	(0.14)	(0.19)	(0.14)	(0.17)	(0.17)	(0.08)	(0.16)	(0.11)
Total Dividends	(0.20)	(0.20)	(0.14)	(0.19)	(0.14)	(0.17)	(0.17)	(0.08)	(0.16)	(0.11)
Net Asset Value, End of Year	$ 19.22	$21.78	$18.80	$ 17.20	$ 17.52	$ 18.77	$21.30	$18.40	$16.83	$17.15
Total Return †	(10.91)%	17.03%	10.17%	(0.74)%	16.96%	(11.17)%	16.77%	9.86%	(0.95)%	16.61%
Ratios/Supplemental Data
Net Assets End of Year (000)	$ 4,151	$ 6,653	$ 8,926	$24,315	$23,527	$ 1,962	$ 2,496	$ 2,428	$ 3,674	$ 2,860
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.87%	0.91%	0.94%	0.93%	0.88%(2)	1.15%	1.18%	1.21%
Ratio of Net Investment Income to Average Net Assets	0.92%	0.81%	0.92%	1.26%	0.84%	0.66%	0.58%(2)	0.66%	0.94%	0.57%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.41%	2.24%	1.45%	1.29%	1.25%	3.46%	2.57%	1.74%	1.56%	1.52%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.84)%	(0.78)%	0.34%	0.88%	0.53%	(1.87)%	(1.11)%	0.07%	0.56%	0.26%
Portfolio Turnover Rate	199%	220%	134%(3)	57%	61%	199%	220%	134%(3)	57%	61%

	Class C
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 19.49	$16.93	$15.53	$15.89	$13.76
Net Investment Income (Loss)(1)	(0.01)	(0.02)	(0.01)	0.05	(0.02)
Realized and Unrealized Gain (Loss) on Investments	(2.29)	2.70	1.43	(0.32)	2.20
Total from Investment Operations	(2.30)	2.68	1.42	(0.27)	2.18
Dividends from Net Investment Income	(0.01)	(0.12)	(0.02)	(0.09)	(0.05)
Total Dividends	(0.01)	(0.12)	(0.02)	(0.09)	(0.05)
Net Asset Value, End of Year	$ 17.18	$19.49	$16.93	$15.53	$15.89
Total Return †	(11.79)%	15.89%	9.14%	(1.68)%	15.83%
Ratios/Supplemental Data
Net Assets End of Year (000)	$ 143	$ 151	$ 256	$ 261	$ 260
Ratio of Expenses to Average Net Assets	1.65%	1.63%	1.85%	1.84%	1.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.05)%	(0.13)%	(0.06)%	0.33%	(0.14)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	15.57%	3.21%	2.47%	2.22%	2.22%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(13.97)%	(1.71)%	(0.68)%	(0.05)%	(0.44)%
Portfolio Turnover Rate	199%	220%	134%(3)	57%	61%

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3) During the fiscal year ended May 31, 2017, the portfolio turnover rate increased as a result of the change in the Fund’s investment strategy and employment of a multi-factor process in stock selection.

See Notes to Financial Statements.

Financial Highlights–PNC Multi-Factor Large Cap Growth Fund SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 39.36	$ 32.68	$ 28.43	$ 29.47	$ 25.03	$ 38.69	$ 32.03	$ 27.89	$ 28.92	$ 24.58
Net Investment Income(1)	0.23	0.18	0.17	0.23	0.13	0.12	0.12	0.09	0.16	0.05
Realized and Unrealized Gain (Loss) on Investments	(0.67)	6.69	4.30	(1.08)	4.42	(0.65)	6.55	4.20	(1.07)	4.33
Total from Investment Operations	(0.44)	6.87	4.47	(0.85)	4.55	(0.53)	6.67	4.29	(0.91)	4.38
Dividends from Net Investment Income	(0.22)	(0.19)	(0.22)	(0.19)	(0.11)	(0.16)	(0.01)	(0.15)	(0.12)	(0.04)
Distributions from Net Realized Gains	(6.66)	–	–	–	–	(6.66)	–	–	–	–
Total Dividends and Distributions	(6.88)	(0.19)	(0.22)	(0.19)	(0.11)	(6.82)	(0.01)	(0.15)	(0.12)	(0.04)
Net Asset Value, End of Year	$ 32.04	$ 39.36	$ 32.68	$ 28.43	$ 29.47	$ 31.34	$ 38.69	$ 32.03	$ 27.89	$ 28.92
Total Return †	1.43%	21.04%	15.83%	(2.89)%	18.20%	1.16%	20.83%	15.46%	(3.15)%	17.84%
Ratios/Supplemental Data
Net Assets End of Year (000)	$80,500	$86,035	$75,156	$69,130	$82,360	$13,902	$15,685	$14,591	$27,037	$15,403
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.87%	0.93%	0.98%	0.93%	0.81%(2)	1.14%	1.21%	1.26%
Ratio of Net Investment Income to Average Net Assets	0.63%	0.50%	0.57%	0.81%	0.46%	0.34%	0.34%(2)	0.31%	0.59%	0.17%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.94%	1.02%	1.12%	1.09%	1.04%	1.41%	1.32%	1.41%	1.39%	1.33%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.34%	0.13%	0.32%	0.65%	0.40%	(0.14)%	(0.17)%	0.04%	0.41%	0.10%
Portfolio Turnover Rate	188%	169%	131%(3)	81%	63%	188%	169%	131%(3)	81%	63%

	Class C
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$34.84	$29.05	$25.33	$26.31	$22.44
Net Investment Loss(1)	(0.13)	(0.15)	(0.10)	(0.01)	(0.10)
Realized and Unrealized Gain (Loss) on Investments	(0.66)	5.94	3.82	(0.97)	3.97
Total from Investment Operations	(0.79)	5.79	3.72	(0.98)	3.87
Distributions from Net Realized Gains	(6.66)	–	–	–	–
Total Distributions	(6.66)		–	–	–
Net Asset Value, End of Year	$27.39	$34.84	$29.05	$25.33	$26.31
Total Return †	0.41%	19.93%	14.69%	(3.69)%	17.20%
Ratios/Supplemental Data
Net Assets End of Year (000)	$ 329	$ 538	$ 617	$ 950	$ 1,311
Ratio of Expenses to Average Net Assets	1.65%	1.59%	1.82%	1.76%	1.85%
Ratio of Net Investment Loss to Average Net Assets	(0.40)%	(0.45)%	(0.38)%	(0.04)%	(0.40)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	5.51%	1.96%	2.07%	1.92%	1.88%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(4.26)%	(0.82)%	(0.63)%	(0.20)%	(0.43)%
Portfolio Turnover Rate	188%	169%	131%(3)	81%	63%

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.13% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3) During the fiscal year ended May 31, 2017, the portfolio turnover rate increased as a result of the change in the Fund’s investment strategy and employment of a multi-factor process in stock selection.

See Notes to Financial Statements.

Financial Highlights–PNC Multi-Factor Small Cap Growth Fund SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 26.37	$ 23.01	$ 19.64	$ 20.91	$ 18.41	$ 25.82	$ 22.53	$ 19.29	$ 20.58	$ 18.17
Net Investment Income (Loss)(1)	(0.03)	(0.07)	0.11	0.01	(0.04)	(0.10)	(0.12)	0.05	(0.05)	(0.09)
Realized and Unrealized Gain (Loss) on Investments	(1.97)	4.63	3.26	(0.75)	3.25	(1.93)	4.54	3.19	(0.74)	3.21
Total from Investment Operations	(2.00)	4.56	3.37	(0.74)	3.21	(2.03)	4.42	3.24	(0.79)	3.12
Payment by Affiliate(1)	–*(2)	–	–	–	–	–*(2)	–	–	–	–
Dividends from Net Investment Income	–	(0.10)	–	(0.03)	–	–	(0.03)	–	–	–*
Distributions from Net Realized Gains	(3.82)	(1.10)	–	(0.50)	(0.71)	(3.82)	(1.10)	–	(0.50)	(0.71)
Total Dividends and Distributions	(3.82)	(1.20)	–	(0.53)	(0.71)	(3.82)	(1.13)	–	(0.50)	(0.71)
Net Asset Value, End of Year	$ 20.55	$ 26.37	$ 23.01	$ 19.64	$ 20.91	$ 19.97	$ 25.82	$ 22.53	$ 19.29	$ 20.58
Total Return †	(6.05)%(2)	20.21%	17.16%	(3.63)%	17.83%	(6.30)%(2)	20.00%	16.80%	(3.87)%	17.51%
Ratios/Supplemental Data
Net Assets End of Year (000)	$84,349	$102,142	$94,220	$49,112	$17,115	$36,866	$49,977	$44,020	$37,139	$23,806
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.93%	1.13%	1.07%(3)	1.15%	1.12%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.14)%	(0.27)%	0.53%	0.06%	(0.20)%	(0.41)%	(0.49)%(3)	0.23%	(0.24)%	(0.47)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.99%	1.08%	1.27%	1.45%	1.56%	1.37%	1.38%	1.57%	1.72%	1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.28)%	(0.50)%	0.11%	(0.54)%	(0.83)%	(0.65)%	(0.80)%	(0.19)%	(0.84)%	(1.12)%
Portfolio Turnover Rate	96%	92%	94%	66%	82%	96%	92%	94%	66%	82%

	Class C					Class R6
	2019	2018	2017	2016	2015	2019(4)
Net Asset Value, Beginning of Period	$24.80	$21.83	$18.82	$20.22	$17.98	$27.09
Net Investment Loss(1)	(0.26)	(0.29)	(0.10)	(0.16)	(0.22)	(0.01)*
Realized and Unrealized Gain (Loss) on Investments	(1.86)	4.36	3.11	(0.74)	3.17	(2.71)
Total from Investment Operations	(2.12)	4.07	3.01	(0.90)	2.95	(2.72)
Payment by Affiliate(1)	–*(2)	–	–	–	–	–*(2)
Distributions from Net Realized Gains	(3.82)	(1.10)	–	(0.50)	(0.71)	(3.82)
Total Dividends and Distributions	(3.82)	(1.10)	–	(0.50)	(0.71)	(3.82)
Net Asset Value, End of Period	$18.86	$24.80	$21.83	$18.82	$20.22	$20.55
Total Return †	(6.99)%(2)	19.02%	15.99%	(4.49)%	16.74%	(8.41)%(2)
Ratios/Supplemental Data
Net Assets End of Period (000)	$ 3,988	$ 7,113	$ 8,568	$ 7,595	$ 1,318	$ 5,090
Ratio of Expenses to Average Net Assets	1.85%	1.85%	1.85%	1.77%	1.87%	0.84%
Ratio of Net Investment Loss to Average Net Assets	(1.13)%	(1.25)%	(0.47)%	(0.84)%	(1.16)%	(0.06)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.53%	2.09%	2.28%	2.37%	2.42%	1.35%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.81)%	(1.49)%	(0.90)%	(1.44)%	(1.71)%	(0.57)%
Portfolio Turnover Rate	96%	92%	94%	66%	82%	96%

* Amount represents less than $0.005 per share.

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) During the period ended May 31, 2019, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund.

(3) During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4) Class R6 commenced operations on June 11, 2018. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

Financial Highlights–PNC Multi-Factor Small Cap Core Fund SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 27.73	$ 24.20	$ 20.46	$ 21.20	$ 18.38	$ 27.51	$ 24.01	$ 20.31	$ 21.06	$ 18.29
Net Investment Income(1)	0.13	0.07	0.10	0.11	0.06	0.07	0.02	0.03	0.05	–*
Realized and Unrealized Gain (Loss) on Investments	(3.51)	3.84	3.77	(0.79)	2.80	(3.47)	3.80	3.74	(0.78)	2.79
Total from Investment Operations	(3.38)	3.91	3.87	(0.68)	2.86	(3.40)	3.82	3.77	(0.73)	2.79
Dividends from Net Investment Income	(0.19)	(0.06)	(0.13)	(0.04)	(0.04)	(0.13)	–	(0.07)	–	(0.02)
Distributions from Net Realized Gains	(1.76)	(0.32)	–	(0.02)	–	(1.76)	(0.32)	–	(0.02)	–
Total Dividends and Distributions	(1.95)	(0.38)	(0.13)	(0.06)	(0.04)	(1.89)	(0.32)	(0.07)	(0.02)	(0.02)
Net Asset Value, End of Year	$ 22.40	$ 27.73	$ 24.20	$ 20.46	$ 21.20	$ 22.22	$ 27.51	$ 24.01	$ 20.31	$ 21.06
Total Return †	(11.55)%	16.22%	18.91%	(3.20)%	15.59%	(11.77)%	15.96%	18.58%	(3.48)%	15.25%
Ratios/Supplemental Data
Net Assets End of Year (000)	$228,654	$417,276	$269,061	$112,055	$60,168	$42,794	$99,368	$93,305	$71,831	$56,528
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.93%	1.13%	1.07%(2)	1.15%	1.12%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50%	0.28%	0.41%	0.56%	0.32%	0.29%	0.06%(2)	0.15%	0.27%	0.00%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.94%	0.97%	1.14%	1.19%	1.22%	1.34%	1.27%	1.43%	1.46%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.41%	0.16%	0.12%	0.22%	0.03%	0.08%	(0.14)%	(0.13)%	(0.07)%	(0.28)%
Portfolio Turnover Rate	81%	68%	82%	77%	92%	81%	68%	82%	77%	92%
	Class C			Class R6
	2019	2018	2017(3)	2019(4)
Net Asset Value, Beginning of Period	$ 27.46	$24.15	$22.10	$ 28.33
Net Investment Income (Loss)(1)	(0.12)	(0.19)	(0.11)	0.19
Realized and Unrealized Gain (Loss) on Investments	(3.44)	3.82	2.29	(4.17)
Total from Investment Operations	(3.56)	3.63	2.18	(3.98)
Dividends from Net Investment Income	–	–	(0.13)	(0.19)
Distributions from Net Realized Gains	(1.76)	(0.32)	–	(1.76)
Total Dividends and Distributions	(1.76)	(0.32)	(0.13)	(1.95)
Net Asset Value, End of Period	$ 22.14	$27.46	$24.15	$ 22.40
Total Return †	(12.42)%	15.08%	9.86%	(13.42)%
Ratios/Supplemental Data
Net Assets End of Period (000)	$ 1,112	$ 1,257	$ 599	$35,495
Ratio of Expenses to Average Net Assets	1.85%	1.85%	1.87%	0.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.49)%	(0.71)%	(0.71)%	0.80%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	4.13%	1.97%	2.18%	0.96%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(2.77)%	(0.83)%	(1.02)%	0.68%
Portfolio Turnover Rate	81%	68%	82%	81%

* Amount represents less than $0.005 per share.

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3) Class C ceased operations on June 4, 2012 and re-commenced operations on October 3, 2016; therefore, no information is presented for the 2013 through 2016 fiscal years. All ratios for the fiscal year ended May 31, 2017 have been annualized. Total return for the fiscal year ended May 31, 2017 has not been annualized.

(4) Class R6 commenced operations on June 11, 2018. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

Financial Highlights–PNC Multi-Factor Small Cap Value Fund SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 24.94	$ 22.18	$ 19.89	$ 21.47	$ 19.08	$ 22.90	$ 20.38	$ 18.32	$ 19.81	$ 17.62
Net Investment Income(1)	0.33	0.34	0.43	0.49	0.42	0.24	0.26	0.34	0.40	0.34
Realized and Unrealized Gain (Loss) on Investments	(3.81)	2.92	2.42	(1.68)	2.16	(3.48)	2.70	2.22	(1.56)	1.99
Total from Investment Operations	(3.48)	3.26	2.85	(1.19)	2.58	(3.24)	2.96	2.56	(1.16)	2.33
Payment by Affiliate(1)	–*(2)	–	–	–	–	–*(2)	–	–	–	–
Dividends from Net Investment Income	(0.41)	(0.50)	(0.56)	(0.39)	(0.19)	(0.37)	(0.44)	(0.50)	(0.33)	(0.14)
Total Dividends	(0.41)	(0.50)	(0.56)	(0.39)	(0.19)	(0.37)	(0.44)	(0.50)	(0.33)	(0.14)
Net Asset Value, End of Year	$ 21.05	$ 24.94	$ 22.18	$ 19.89	$ 21.47	$ 19.29	$ 22.90	$ 20.38	$ 18.32	$ 19.81
Total Return †	(13.78)%(2)	14.82%	14.13%	(5.49)%	13.57%	(14.00)%(2)	14.61%	13.79%	(5.79)%	13.26%
Ratios/Supplemental Data
Net Assets End of Year (000)	$ 8,811	$14,070	$16,608	$13,442	$16,038	$ 8,177	$11,225	$12,037	$11,351	$13,454
Ratio of Expenses to Average Net Assets	0.86%	0.86%	0.86%	0.85%	1.02%	1.14%	1.06%(3)	1.15%	1.12%	1.30%
Ratio of Net Investment Income to Average Net Assets	1.42%	1.43%	1.94%	2.49%	2.04%	1.10%	1.21%(3)	1.68%	2.21%	1.80%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.57%	1.56%	1.60%	1.63%	1.55%	1.95%	1.84%	1.89%	1.90%	1.84%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.71%	0.73%	1.20%	1.71%	1.51%	0.29%	0.43%	0.94%	1.43%	1.26%
Portfolio Turnover Rate	89%	93%	106%	105%	94%	89%	93%	106%	105%	94%

	Class C
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 20.30	$18.12	$16.35	$17.72	$15.76
Net Investment Income(1)	0.08	0.11	0.19	0.25	0.19
Realized and Unrealized Gain (Loss) on Investments	(3.06)	2.37	1.96	(1.38)	1.80
Total from Investment Operations	(2.98)	2.48	2.15	(1.13)	1.99
Payment by Affiliate(1)	–*(2)	–	–	–	–
Dividends from Net Investment Income	(0.21)	(0.30)	(0.38)	(0.24)	(0.03)
Total Dividends	(0.21)	(0.30)	(0.38)	(0.24)	(0.03)
Net Asset Value, End of Year	$ 17.11	$20.30	$18.12	$16.35	$17.72
Total Return †	(14.60)%(2)	13.74%	13.00%	(6.30)%	12.67%
Ratios/Supplemental Data
Net Assets End of Year (000)	$ 604	$ 852	$ 1,258	$ 1,550	$ 1,511
Ratio of Expenses to Average Net Assets	1.86%	1.79%	1.81%	1.75%	1.94%
Ratio of Net Investment Income to Average Net Assets	0.40%	0.58%	1.07%	1.57%	1.11%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	5.41%	2.49%	2.56%	2.53%	2.47%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(3.15)%	(0.12)%	0.32%	0.79%	0.58%
Portfolio Turnover Rate	89%	93%	106%	105%	94%

* Amount represents less than $0.005 per share.

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) During the period ended May 31, 2019, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund.

(3) During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Financial Highlights–PNC Small Cap Fund SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 24.77	$ 22.79	$ 21.07	$ 22.53	$ 20.21	$ 23.83	$ 22.05	$ 20.44	$ 21.90	$ 19.69
Net Investment Income (Loss)(1)	0.06	(0.02)	–*	(0.03)	0.07	(0.01)	(0.07)	(0.06)	(0.10)	–*
Realized and Unrealized Gain (Loss) on Investments	(2.11)	4.45	1.72	(1.17)	2.68	(2.05)	4.30	1.67	(1.13)	2.63
Total from Investment Operations	(2.05)	4.43	1.72	(1.20)	2.75	(2.06)	4.23	1.61	(1.23)	2.63
Dividends from Net Investment Income	–	–	–	(0.03)	(0.01)	–	–	–	–	–
Distributions from Net Realized Gains	(4.86)	(2.45)	–	(0.23)	(0.42)	(4.86)	(2.45)	–	(0.23)	(0.42)
Total Dividends and Distributions	(4.86)	(2.45)	–	(0.26)	(0.43)	(4.86)	(2.45)	–	(0.23)	(0.42)
Net Asset Value, End of Year	$ 17.86	$ 24.77	$ 22.79	$ 21.07	$ 22.53	$ 16.91	$ 23.83	$ 22.05	$ 20.44	$ 21.90
Total Return †	(5.06)%	19.78%	8.16%	(5.34)%	13.78%	(5.33)%	19.52%	7.88%	(5.62)%	13.50%
Ratios/Supplemental Data
Net Assets End of Year (000)	$243,739	$511,204	$794,173	$1,045,985	$565,795	$24,509	$40,545	$45,033	$65,491	$68,302
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%	1.27%	1.22%(2)	1.24%	1.28%	1.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.26%	(0.07)%	0.00%	(0.16)%	0.32%	(0.05)%	(0.32)%(2)	(0.29)%	(0.48)%	(0.02)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.13%	1.07%	1.08%	1.10%	1.15%	1.49%	1.32%	1.34%	1.39%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.12%	(0.15)%	(0.09)%	(0.27)%	0.16%	(0.27)%	(0.42)%	(0.39)%	(0.59)%	(0.18)%
Portfolio Turnover Rate	37%	24%	42%	15%	23%	37%	24%	42%	15%	23%

	Class C
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$21.22	$ 20.02	$ 18.69	$ 20.17	$ 18.29
Net Investment Loss(1)	(0.13)	(0.23)	(0.20)	(0.21)	(0.13)
Realized and Unrealized Gain (Loss) on Investments	(1.91)	3.88	1.53	(1.04)	2.43
Total from Investment Operations	(2.04)	3.65	1.33	(1.25)	2.30
Distributions from Net Realized Gains	(4.86)	(2.45)	–	(0.23)	(0.42)
Total Distributions	(4.86)	(2.45)	–	(0.23)	(0.42)
Net Asset Value, End of Year	$14.32	$ 21.22	$ 20.02	$ 18.69	$ 20.17
Total Return †	(5.97)%	18.56%	7.12%	(6.21)%	12.72%
Ratios/Supplemental Data
Net Assets End of Year (000)	$ 9,245	$17,717	$21,688	$28,220	$21,015
Ratio of Expenses to Average Net Assets	1.99%	1.99%	1.99%	1.95%	1.95%
Ratio of Net Investment Loss to Average Net Assets	(0.73)%	(1.08)%	(1.02)%	(1.12)%	(0.66)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.35%	2.07%	2.08%	2.06%	2.11%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.09)%	(1.16)%	(1.11)%	(1.23)%	(0.82)%
Portfolio Turnover Rate	37%	24%	42%	15%	23%

* Amount represents less than $0.005 per share.

† Total return excludes sales charge.

(1) Per share data calculated using average shares outstanding method.

(2) During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.02% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Federated Funds

Financial Highlights

The tables that follow present performance information about Class A, Class C, Institutional Shares, and Class R6 Shares of each Fund, as applicable. The information will help an investor understand the Federated Fund’s financial performance for its past five fiscal years, or since inception if the life of the Fund Share class is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, including any Notes to Financial Statements referenced in these financial highlights, is included in the annual reports dated July 31, 2018 and is incorporated by reference into the Statement of Additional Information. Information for the six months ended January 31, 2019 is unaudited.

Financial Highlights–Federated MDT Balanced Fund Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.59	$17.74	$16.52	$16.83	$16.07	$14.35
Income From Investment Operations:
Net investment income[1]	0.12	0.21	0.26	0.24	0.20	0.17
Net realized and unrealized gain (loss)	(0.61)	1.89	1.23	(0.31)	0.74	1.70
TOTAL FROM INVESTMENT OPERATIONS	(0.49)	2.10	1.49	(0.07)	0.94	1.87
Less Distributions:
Distributions from net investment income	(0.19)	(0.25)	(0.27)	(0.24)	(0.18)	(0.15)
Distributions from net realized gain	(1.51)	—	—	—	—	—
TOTAL DISTRIBUTIONS	(1.70)	(0.25)	(0.27)	(0.24)	(0.18)	(0.15)
Net Asset Value, End of Period	$17.40	$19.59	$17.74	$16.52	$16.83	$16.07
Total Return[2]	(2.09)%	11.91%	9.11%	(0.37)%	5.89%	13.06%
Ratios to Average Net Assets:
Net expenses	1.31%[3]	1.32%	1.26%	1.30%	1.30%	1.30%
Net investment income	1.31%[3]	1.11%	1.51%	1.51%	1.21%	1.10%
Expense waiver/reimbursement[4]	0.10%[3]	0.06%	0.15%	0.10%	0.09%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$77,209	$61,553	$61,405	$61,245	$62,555	$55,634
Portfolio turnover	71%	89%	82%	98%	89%	34%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights– Federated MDT Balanced Fund Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.31	$17.49	$16.30	$16.59	$15.84	$14.16
Income From Investment Operations:
Net investment income[1]	0.05	0.06	0.13	0.12	0.07	0.05
Net realized and unrealized gain (loss)	(0.58)	1.87	1.20	(0.31)	0.74	1.67
TOTAL FROM INVESTMENT OPERATIONS	(0.53)	1.93	1.33	(0.19)	0.81	1.72
Less Distributions:
Distributions from net investment income	—	(0.11)	(0.14)	(0.10)	(0.06)	(0.04)
Distributions from net realized gain	(1.51)	—	—	—	—	—
TOTAL DISTRIBUTIONS	(1.51)	(0.11)	(0.14)	(0.10)	(0.06)	(0.04)
Net Asset Value, End of Period	$17.27	$19.31	$17.49	$16.30	$16.59	$15.84
Total Return[2]	(2.41)%	11.09%	8.23%	(1.10)%	5.12%	12.14%
Ratios to Average Net Assets:
Net expenses	2.06%[3]	2.07%	2.01%	2.05%	2.05%	2.05%
Net investment income	0.56%[3]	0.35%	0.75%	0.76%	0.45%	0.34%
Expense waiver/reimbursement[4]	0.12%[3]	0.04%	0.13%	0.08%	0.06%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,089	$27,577	$29,007	$29,152	$31,571	$34,522
Portfolio turnover	71%	89%	82%	98%	89%	34%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights– Federated MDT Balanced Fund Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.64	$17.79	$16.57	$16.87	$16.11	$14.39
Income From Investment Operations:
Net investment income[1]	0.15	0.26	0.30	0.28	0.24	0.21
Net realized and unrealized gain (loss)	(0.61)	1.89	1.23	(0.30)	0.74	1.69
TOTAL FROM INVESTMENT OPERATIONS	(0.46)	2.15	1.53	(0.02)	0.98	1.90
Less Distributions:
Distributions from net investment income	(0.23)	(0.30)	(0.31)	(0.28)	(0.22)	(0.18)
Distributions from net realized gain	(1.51)	—	—	—	—	—
TOTAL DISTRIBUTIONS	(1.74)	(0.30)	(0.31)	(0.28)	(0.22)	(0.18)
Net Asset Value, End of Period	$17.44	$19.64	$17.79	$16.57	$16.87	$16.11
Total Return[2]	(1.93)%	12.15%	9.36%	(0.07)%	6.13%	13.30%
Ratios to Average Net Assets:
Net expenses	1.06%[3]	1.07%	1.00%	1.05%	1.05%	1.05%
Net investment income	1.61%[3]	1.35%	1.77%	1.76%	1.46%	1.35%
Expense waiver/reimbursement[4]	0.08%[3]	0.02%	0.12%	0.05%	0.04%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$55,927	$54,358	$39,136	$47,757	$53,291	$49,667
Portfolio turnover	71%	89%	82%	98%	89%	34%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights– Federated MDT All Cap Core Fund Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$30.01	$24.95	$21.77	$22.10	$20.47	$17.26
Income From Investment Operations:
Net investment income (loss)	0.08[1]	0.09[1]	0.26	0.19[1]	0.11[1]	0.08[1]
Net realized and unrealized gain (loss)	(1.03)	5.08	3.11	(0.33)	1.55	3.23
TOTAL FROM INVESTMENT OPERATIONS	(0.95)	5.17	3.37	(0.14)	1.66	3.31
Less Distributions:
Distributions from net investment income	(0.07)	(0.11)	(0.19)	(0.19)	(0.03)	(0.10)
Distributions from net realized gain	(2.01)	—	—	—	—	—
TOTAL DISTRIBUTIONS	(2.08)	(0.11)	(0.19)	(0.19)	(0.03)	(0.10)
Net Asset Value, End of Period	$26.98	$30.01	$24.95	$21.77	$22.10	$20.47
Total Return[2]	(2.73)%	20.78%	15.56%	(0.61)%	8.10%	19.21%
Ratios to Average Net Assets:
Net expenses	1.13%[3]	1.36%	1.38%	1.35%	1.35%	1.35%
Net investment income	0.57%[3]	0.31%	0.69%	0.94%	0.51%	0.41%
Expense waiver/reimbursement[4]	0.19%[3]	0.00%[5]	0.00%[5]	0.03%	0.00%[5]	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$54,985	$40,539	$33,799	$33,753	$40,433	$44,678
Portfolio turnover	67%	82%	77%	62%	76%	31%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.

Financial Highlights– Federated MDT All Cap Core Fund Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$28.37	$23.66	$20.66	$21.00	$19.57	$16.55
Income From Investment Operations:
Net investment income (loss)	(0.03)[1]	(0.11)[1]	(0.19)	0.03[1]	(0.05)[1]	(0.07)[1]
Net realized and unrealized gain (loss)	(0.98)	4.82	3.23	(0.33)	1.48	3.09
TOTAL FROM INVESTMENT OPERATIONS	(1.01)	4.71	3.04	(0.30)	1.43	3.02
Less Distributions:
Distributions from net investment income	—	—	(0.04)	(0.04)	—	—
Distributions from net realized gain	(2.01)	—	—	—	—	—
TOTAL DISTRIBUTIONS	(2.01)	—	(0.04)	(0.04)	—	—
Net Asset Value, End of Period	$25.35	$28.37	$23.66	$20.66	$21.00	$19.57
Total Return[2]	(3.13)%	19.91%	14.72%	(1.43)%	7.31%	18.25%
Ratios to Average Net Assets:
Net expenses	1.91%[3]	2.09%	2.13%	2.14%	2.11%	2.15%
Net investment income (loss)	(0.22)%[3]	(0.41)%	(0.06)%	0.15%	(0.26)%	(0.38)%
Expense waiver/reimbursement[4]	0.21%[3]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$27,363	$39,625	$36,440	$36,846	$41,509	$35,052
Portfolio turnover	67%	82%	77%	62%	76%	31%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Represents less than 0.01%.

Financial Highlights– Federated MDT All Cap Core Fund Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$30.37	$25.24	$22.02	$22.37	$20.71	$17.45
Income From Investment Operations:
Net investment income (loss)	0.13[1]	0.16[1]	0.39	0.25[1]	0.18[1]	0.13[1]
Net realized and unrealized gain (loss)	(1.07)	5.16	3.09	(0.34)	1.57	3.27
TOTAL FROM INVESTMENT OPERATIONS	(0.94)	5.32	3.48	(0.09)	1.75	3.40
Less Distributions:
Distributions from net investment income	(0.13)	(0.19)	(0.26)	(0.26)	(0.09)	(0.14)
Distributions from net realized gain	(2.01)	—	—	—	—	—
TOTAL DISTRIBUTIONS	(2.14)	(0.19)	(0.26)	(0.26)	(0.09)	(0.14)
Net Asset Value, End of Period	$27.29	$30.37	$25.24	$22.02	$22.37	$20.71
Total Return[2]	(2.62)%	21.15%	15.90%	(0.34)%	8.45%	19.54%
Ratios to Average Net Assets:
Net expenses	0.82%[3]	1.07%	1.08%	1.07%	1.05%	1.10%
Net investment income	0.91%[3]	0.57%	1.01%	1.22%	0.80%	0.65%
Expense waiver/reimbursement[4]	0.22%[3]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$162,298	$95,290	$52,169	$65,435	$76,242	$62,770
Portfolio turnover	67%	82%	77%	62%	76%	31%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.

Financial Highlights– Federated MDT Large Cap Growth Fund Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.66	$17.46	$15.18	$17.64	$16.15	$13.58
Income From Investment Operations:
Net investment income (loss)[1]	(0.04)	(0.07)	0.01	0.04	0.02	0.03
Net realized and unrealized gain (loss)	(0.46)	4.67	2.36	(0.70)	1.47	2.54
TOTAL FROM INVESTMENT OPERATIONS	(0.50)	4.60	2.37	(0.66)	1.49	2.57
Less Distributions:
Distributions from net realized gain	(1.81)	(1.40)	(0.09)	(1.80)	—	—
Net Asset Value, End of Period	$18.35	$20.66	$17.46	$15.18	$17.64	$16.15
Total Return[2]	(1.87)%	27.38%	15.66%	(3.62)%	9.23%	18.92%
Ratios to Average Net Assets:
Net expenses	1.49%[3]	1.52%	1.52%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.39)%[3]	(0.38)%	0.02%	0.28%	0.13%	0.17%
Expense waiver/reimbursement[4]	0.00%[3,5]	0.02%	0.08%	0.07%	0.03%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$61,613	$59,355	$49,794	$45,661	$55,033	$54,573
Portfolio turnover	65%	104%	104%	69%	91%	51%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Amount is less than 0.01%.

Financial Highlights– Federated MDT Large Cap Growth Fund Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$18.35	$15.76	$13.81	$16.34	$15.07	$12.76
Income From Investment Operations:
Net investment income (loss)[1]	(0.10)	(0.19)	(0.11)	(0.06)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	(0.41)	4.18	2.15	(0.67)	1.37	2.39
TOTAL FROM INVESTMENT OPERATIONS	(0.51)	3.99	2.04	(0.73)	1.27	2.31
Less Distributions:
Distributions from net realized gain	(1.81)	(1.40)	(0.09)	(1.80)	—	—
Net Asset Value, End of Period	$16.03	$18.35	$15.76	$13.81	$16.34	$15.07
Total Return[2]	(2.17)%	26.42%	14.82%	(4.39)%	8.43%	18.10%
Ratios to Average Net Assets:
Net expenses	2.24%[3]	2.27%	2.27%	2.25%	2.25%	2.25%
Net investment income (loss)	(1.15)%[3]	(1.13)%	(0.72)%	(0.46)%	(0.63)%	(0.59)%
Expense waiver/reimbursement[4]	0.00%[3,5]	0.02%	0.08%	0.07%	0.03%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$10,314	$10,685	$9,672	$10,052	$12,904	$11,991
Portfolio turnover	65%	104%	104%	69%	91%	51%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Amount is less than 0.01%.

Financial Highlights– Federated MDT Large Cap Growth Fund Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.52	$18.10	$15.69	$18.13	$16.55	$13.88
Income From Investment Operations:
Net investment income (loss)[1]	(0.02)	(0.03)	0.05	0.08	0.07	0.06
Net realized and unrealized gain (loss)	(0.46)	4.85	2.45	(0.72)	1.51	2.61
TOTAL FROM INVESTMENT OPERATIONS	(0.48)	4.82	2.50	(0.64)	1.58	2.67
Less Distributions:
Distributions from net realized gain	(1.81)	(1.40)	(0.09)	(1.80)	—	—
Net Asset Value, End of Period	$19.23	$21.52	$18.10	$15.69	$18.13	$16.55
Total Return[2]	(1.70)%	27.65%	15.98%	(3.40)%	9.55%	19.24%
Ratios to Average Net Assets:
Net expenses	1.25%[3]	1.27%	1.27%	1.25%	1.25%	1.25%
Net investment income (loss)	(0.16)%[3]	(0.14)%	0.27%	0.52%	0.37%	0.40%
Expense waiver/reimbursement[4]	0.00%[3,5]	0.02%	0.08%	0.07%	0.03%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$25,183	$11,966	$7,649	$7,469	$7,888	$7,502
Portfolio turnover	65%	104%	104%	69%	91%	51%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Amount is less than 0.01%.

Financial Highlights– Federated MDT Small Cap Growth Fund Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$25.67	$21.89	$17.66	$20.49	$17.39	$16.12
Income From Investment Operations:
Net investment income (loss)	(0.05)[1]	(0.11)[1]	(0.08)[1]	(0.06)[1]	(0.12)[1]	(0.18)[1]
Net realized and unrealized gain (loss)	(2.23)	5.09	4.63	0.32	3.22	1.45
TOTAL FROM INVESTMENT OPERATIONS	(2.28)	4.98	4.55	0.26	3.10	1.27
Less Distributions:
Distributions from net realized gain	(1.45)	(1.20)	(0.32)	(3.09)	—	—
Net Asset Value, End of Period	$21.94	$25.67	$21.89	$17.66	$20.49	$17.39
Total Return[2]	(8.51)%	23.50%	26.00%	2.30%	17.83%	7.88%
Ratios to Average Net Assets:
Net expenses	1.13%[3]	1.14%	1.15%	1.13%	1.54%	1.75%
Net investment (loss)	(0.44)%[3]	(0.48)%	(0.39)%	(0.34)%	(0.66)%	(1.05)%
Expense waiver/reimbursement[4]	0.31%[3]	0.44%	0.70%	1.00%	0.61%	0.43%
Supplemental Data:
Net assets, end of period (000 omitted)	$76,383	$82,953	$47,681	$29,707	$32,136	$29,690
Portfolio turnover	91%	129%	118%	198%	121%	61%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Financial Highlights– Federated MDT Small Cap Growth Fund Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$22.77	$19.69	$16.03	$19.03	$16.27	$15.19
Income From Investment Operations:
Net investment income (loss)	(0.13)[1]	(0.26)[1]	(0.21)[1]	(0.17)[1]	(0.25)[1]	(0.30)[1]
Net realized and unrealized gain (loss)	(1.97)	4.54	4.19	0.26	3.01	1.38
TOTAL FROM INVESTMENT OPERATIONS	(2.10)	4.28	3.98	0.09	2.76	1.08
Less Distributions:
Distributions from net realized gain	(1.45)	(1.20)	(0.32)	(3.09)	—	—
Net Asset Value, End of Period	$19.22	$22.77	$19.69	$16.03	$19.03	$16.27
Total Return[2]	(8.80)%	22.54%	25.08%	1.51%	16.96%	7.11%
Ratios to Average Net Assets:
Net expenses	1.88%[3]	1.89%	1.90%	1.88%	2.31%	2.50%
Net investment income (loss)	(1.21)%[3]	(1.23)%	(1.15)%	(1.09)%	(1.44)%	(1.79)%
Expense waiver/reimbursement[4]	0.26%[3]	0.41%	0.66%	1.00%	0.59%	0.43%
Supplemental Data:
Net assets, end of period (000 omitted)	$24,857	$18,008	$10,007	$3,941	$3,571	$4,608
Portfolio turnover	91%	129%	118%	198%	121%	61%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Financial Highlights– Federated MDT Small Cap Growth Fund Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$26.71	$22.67	$18.24	$21.01	$17.79	$16.44
Income From Investment Operations:
Net investment income (loss)	(0.02)[1]	(0.06)[1]	(0.03)[1]	(0.02)[1]	(0.08)[1]	(0.14)[1]
Net realized and unrealized gain (loss)	(2.32)	5.30	4.78	0.34	3.30	1.49
TOTAL FROM INVESTMENT OPERATIONS	(2.34)	5.24	4.75	0.32	3.22	1.35
Less Distributions:
Distributions from net realized gain	(1.45)	(1.20)	(0.32)	(3.09)	—	—
Net Asset Value, End of Period	$22.92	$26.71	$22.67	$18.24	$21.01	$17.79
Total Return[2]	(8.40)%	23.85%	26.27%	2.56%	18.10%	8.21%
Ratios to Average Net Assets:
Net expenses	0.88%[3]	0.89%	0.90%	0.88%	1.30%	1.50%
Net investment (loss)	(0.19)%[3]	(0.25)%	(0.15)%	(0.09)%	(0.43)%	(0.80)%
Expense waiver/reimbursement[4]	0.25%[3]	0.41%	0.63%	0.99%	0.60%	0.43%
Supplemental Data:
Net assets, end of period (000 omitted)	$406,682	$364,248	$112,742	$43,337	$36,706	$37,253
Portfolio turnover	91%	129%	118%	198%	121%	61%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Financial Highlights– Federated MDT Small Cap Growth Fund Class R6 Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,		Period Ended 7/31/2016[1]
		2018	2017
Net Asset Value, Beginning of Period	$26.70	$22.67	$18.24	$16.25
Income From Investment Operations:
Net investment income (loss)	(0.03)[2]	(0.06)[2]	(0.01)[2]	(0.07)[2]
Net realized and unrealized gain (loss)	(2.30)	5.29	4.76	2.06
TOTAL FROM INVESTMENT OPERATIONS	(2.33)	5.23	4.75	1.99
Less Distributions:
Distributions from net realized gain	(1.45)	(1.20)	(0.32)	—
Net Asset Value, End of Period	$22.92	$26.70	$22.67	$18.24
Total Return[3]	(8.36)%	23.81%	26.27%	12.25%
Ratios to Average Net Assets:
Net expenses	0.87%[4]	0.88%	0.88%	0.87%[4]
Net investment income (loss)	(0.21)%[4]	(0.24)%	(0.04)%	(0.41)%[4]
Expense waiver/reimbursement[5]	0.16%[4]	0.30%	0.42%	0.66%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$192,404	$89,307	$24,795	$0[6]
Portfolio turnover	91%	129%	118%	198%[7]
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to July 31, 2016.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6	Represents less than $1,000.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2016.

Financial Highlights– Federated MDT Small Cap Core Fund Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.19	$18.69	$15.08	$15.66	$15.07	$13.70
Income From Investment Operations:
Net investment income (loss)[1]	(0.00)[2]	(0.01)	(0.02)	0.03	(0.05)	(0.12)
Net realized and unrealized gain (loss)	(2.35)	3.38	3.78	1.02	1.57	1.49
TOTAL FROM INVESTMENT OPERATIONS	(2.35)	3.37	3.76	1.05	1.52	1.37
Less Distributions:
Distributions from net investment income	—	—	—	—	—	—
Distributions from net realized gain	(0.63)	(0.87)	(0.15)	(1.63)	(0.93)	—
TOTAL DISTRIBUTIONS	(0.63)	(0.87)	(0.15)	(1.63)	(0.93)	—
Net Asset Value, End of Period	$18.21	$21.19	$18.69	$15.08	$15.66	$15.07
Total Return[3]	(10.92)%	18.49%	24.97%	7.90%	10.22%	10.00%
Ratios to Average Net Assets:
Net expenses	1.13%[4]	1.14%	1.14%	1.13%	1.48%	1.70%
Net investment income (loss)	(0.02)%[4]	(0.06)%	(0.13)%	0.19%	(0.35)%	(0.77)%
Expense waiver/reimbursement[5]	0.23%[4]	0.37%	0.55%	1.10%	0.76%	0.52%
Supplemental Data:
Net assets, end of period (000 omitted)	$70,022	$74,396	$37,031	$13,035	$7,160	$5,346
Portfolio turnover	81%	88%	91%	189%	166%	174%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Financial Highlights– Federated MDT Small Cap Core Fund Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$18.84	$16.83	$13.70	$14.48	$14.10	$12.91
Income From Investment Operations:
Net investment income (loss)[1]	(0.07)	(0.14)	(0.14)	(0.07)	(0.16)	(0.21)
Net realized and unrealized gain (loss)	(2.08)	3.02	3.42	0.92	1.47	1.40
TOTAL FROM INVESTMENT OPERATIONS	(2.15)	2.88	3.28	0.85	1.31	1.19
Less Distributions:
Distributions from net investment income	—	—	—	—	—	—
Distributions from net realized gain	(0.63)	(0.87)	(0.15)	(1.63)	(0.93)	—
TOTAL DISTRIBUTIONS	(0.63)	(0.87)	(0.15)	(1.63)	(0.93)	—
Net Asset Value, End of Period	$16.06	$18.84	$16.83	$13.70	$14.48	$14.10
Total Return[2]	(11.22)%	17.60%	23.98%	7.12%	9.41%	9.22%
Ratios to Average Net Assets:
Net expenses	1.88%[3]	1.89%	1.89%	1.88%	2.28%	2.45%
Net investment income (loss)	(0.77)%[3]	(0.81)%	(0.89)%	(0.56)%	(1.11)%	(1.50)%
Expense waiver/reimbursement[4]	0.26%[3]	0.38%	0.57%	1.11%	0.72%	0.54%
Supplemental Data:
Net assets, end of period (000 omitted)	$30,168	$30,072	$15,223	$3,422	$3,031	$3,338
Portfolio turnover	81%	88%	91%	189%	166%	174%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Financial Highlights– Federated MDT Small Cap Core Fund Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,
		2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.94	$19.30	$15.54	$16.04	$15.38	$13.94
Income From Investment Operations:
Net investment income (loss)[1]	0.02	0.03	0.02	0.06	(0.02)	(0.08)
Net realized and unrealized gain (loss)	(2.43)	3.50	3.90	1.07	1.61	1.52
TOTAL FROM INVESTMENT OPERATIONS	(2.41)	3.53	3.92	1.13	1.59	1.44
Less Distributions:
Distributions from net investment income	(0.02)	(0.02)	—	—	—	—
Distributions from net realized gain	(0.63)	(0.87)	(0.16)	(1.63)	(0.93)	—
TOTAL DISTRIBUTIONS	(0.65)	(0.89)	(0.16)	(1.63)	(0.93)	—
Net Asset Value, End of Period	$18.88	$21.94	$19.30	$15.54	$16.04	$15.38
Total Return[2]	(10.80)%	18.78%	25.24%	8.24%	10.48%	10.33%
Ratios to Average Net Assets:
Net expenses	0.88%[3]	0.89%	0.89%	0.88%	1.26%	1.45%
Net investment income (loss)	0.22%[3]	0.13%	0.10%	0.43%	(0.11)%	(0.51)%
Expense waiver/reimbursement[4]	0.21%[3]	0.34%	0.53%	1.11%	0.74%	0.52%
Supplemental Data:
Net assets, end of period (000 omitted)	$789,445	$708,805	$179,219	$24,529	$20,504	$21,486
Portfolio turnover	81%	88%	91%	189%	166%	174%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

Financial Highlights– Federated MDT Small Cap Core Fund Class R6 Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 1/31/2019	Year Ended July 31,		Period Ended 7/31/2016[1]
		2018	2017
Net Asset Value, Beginning of Period	$21.94	$19.30	$15.54	$13.88
Income From Investment Operations:
Net investment income (loss)[2]	0.02	0.02	0.01	(0.01)
Net realized and unrealized gain (loss)	(2.43)	3.51	3.91	1.67
TOTAL FROM INVESTMENT OPERATIONS	(2.41)	3.53	3.92	1.66
Less Distributions:
Distributions from net investment income	(0.02)	(0.02)	—	—
Distributions from net realized gain	(0.63)	(0.87)	(0.16)	—
TOTAL DISTRIBUTIONS	(0.65)	(0.89)	(0.16)	—
Net Asset Value, End of Period	$18.88	$21.94	$19.30	$15.54
Total Return[3]	(10.80)%	18.78%	25.24%	11.96%
Ratios to Average Net Assets:
Net expenses	0.87%[4]	0.88%	0.88%	0.87%[4]
Net investment income (loss)	0.21%[4]	0.08%	0.04%	(0.04)%[4]
Expense waiver/reimbursement[5]	0.13%[4]	0.26%	0.41%	0.97%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$29,220	$13,374	$1,017	$0[6]
Portfolio turnover	81%	88%	91%	189%[7]
1	Reflects operations for the period from June 29, 2016 (date of initial investment) to July 31, 2016.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6	Represents less than $1,000.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2016.

ANNEX G

SUMMARY OF RIGHTS OF SHAREHOLDERS

The Reorganizing Funds Trust and the Federated MDT Series are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. Each PNC Fund is a portfolio of the Reorganizing Funds Trust, which was established as a statutory trust under the laws of the State of Delaware. Each Federated Fund is a portfolio of Federated MDT Series, which was established under the laws of the Commonwealth of Massachusetts.

The Reorganizing Funds Trust and the Federated MDT Series are governed by their respective Declarations of Trust, By-Laws and Boards of Trustees. The rights of shareholders of the PNC Funds and the shareholders of the Federated Funds as set forth in their respective Declarations of Trust and By-Laws are substantially similar. Set forth below is a brief summary of the significant rights of shareholders of the PNC Funds and shareholders of the Federated Funds:

Category	the Reorganizing Funds Trust	Federated MDT Series
Preemptive Rights	None.	None.
Preferences	None.	None.
Appraisal Rights	None.	None.
Conversion Rights	The Board of Trustees, by vote of a majority of the Trustees, may cause (i) the Trust to convert to an "other business entity"(as defined in Section 3801 of the DSTA) formed or organized under the laws of the State of Delaware, as permitted pursuant to Section 3821 of the DSTA; (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to Section 2 of Article VIII; or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Any such statutory conversion, Share conversion, or Share exchange shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of the Trust of any conversion of Shares of the Trust pursuant to Subsections (b)(i) or (b)(ii) of Section 2 or exchange of Shares of the Trust pursuant to Subsection (b)(iii) of Section 2, and at least thirty (30) days' prior written notice to the Shareholders of a particular Series of any conversion of Shares of such Series pursuant to Subsection (b)(ii) of Section 2 or exchange of Shares of such Series pursuant to Subsection (b)(iii) of Section 2.	None.
Exchange Rights (other than the right to exchange for shares of other funds as provided in the prospectus)	None.	None.
Annual Meetings	Not required.	Not required.
Right to Call Shareholder Meetings	Shall be called by the president or any vice-president of the Trust at the request of the Shareholders holding not less than ten (10) percent of the Shares, provided that the Shareholders requesting such meeting shall have paid the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which an authorized officer of the Trust shall determine and specify to such Shareholders.	Shall be called by the Trustees upon the written request of shareholders owning at least one-tenth of all series or classes entitled to vote.
Notice of Meetings	Not less than 10 nor more than 120 days before the date of the meeting.	Written notice given at least 7 business days before the date of the meeting.
Record Date for Meetings	The Board may fix in advance a record date which shall not be more than 120 days nor less than 10 days before the date of any meeting.	The Board may fix in advance a record date which shall not be more than 90 days before the date of any meeting.
Quorum for Meetings	Forty percent (40%) of the outstanding Shares entitled to vote at a Shareholders' meeting, which are present in person or represented by proxy, shall constitute a quorum at such Shareholders' meeting, except when a larger quorum is required by the Declaration of Trust, the Bylaws, applicable law, or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. When a separate vote by one or more Series or Classes is required, forty percent (40%) of the outstanding Shares of each such Series or Class entitled to vote at a Shareholders' meeting of such Series or Class, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders' meeting of such Series or Class, except when a larger quorum is required by the Declaration of Trust, the Bylaws, applicable law, or the requirements of any securities exchange on which Shares of such Series or Class are listed for trading, in which case such quorum shall comply with such requirements.	Except as otherwise provided by law, the presence in person or by proxy of the holders of (a) one-half of the Shares of the Trust on all matters requiring a Majority Shareholder Vote, as defined in the Investment Company Act of 1940, or (b) one-third of the Shares of the Trust on all other matters permitted by law, in each case, entitled to vote without regard to Class shall constitute a quorum at any meeting of the Shareholders, except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-half or one-third, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.
Voting Powers	Shareholders shall have the power to vote only (i) on such matters required by the Declaration of Trust, the Bylaws, the 1940 Act, other applicable law, and any registration statement of the Trust filed with the SEC, the registration of which is effective; and (ii) on such other matters as the Board of Trustees may consider necessary or desirable. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.	Subject to the provisions set forth in Article III, Section 5(d), the Shareholders shall have power to vote, (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII, Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; and (v) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust or the Securities and Exchange Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of votes and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Trust (or each Series or Class) owned by the Shareholder. Any proxy may be in written form, telephonic or electronic form, including facsimile, and all such forms shall be valid when in conformance with procedures established and implemented by the officers of the Trust. Until Shares of a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect to the Trust or such Series or Class required or permitted by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.
Vote Required for Election of Trustees	Subject to the provisions of Article III, Section 6(d) of the Declaration of Trust, when a quorum is present at any meeting, a plurality shall elect a Trustee, except when a larger vote is required by any provision of the Declaration of Trust or the Bylaws or by applicable law. Where a separate vote by Series and, if applicable by Class, is required, the preceding sentence shall apply to such separate votes by Series and Classes.	Subject to any applicable requirement of law or of the Declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee.
Adjournment of Meetings	Any Shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by vote of the holders of Shares entitled to vote holding not less than a majority of the Shares present in person or by proxy at the meeting, or by the chairperson of the Board, the president of the Trust, in the absence of the chairperson of the Board, or any vice president or other authorized officer of the Trust, in the absence of the president.	If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.
Removal of Trustees by Shareholders	Any Trustee may be removed, with or without cause, by the Shareholders at any meeting called for that purpose. When a quorum is present at any meeting, a majority of the votes cast shall decide any questions.	A Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.
Personal Liability of Officers and Trustees

A Trustee, officer, employee, or other agent of the Trust (“Agent”) shall be liable to the Trust and to any Shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, for such Agent's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to herein as "Disqualifying Conduct"), and for nothing else.

Subject to the above and to the fullest extent that limitations on the liability of Agents are permitted by the DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust.

No Agent, when acting in its respective capacity as such, shall be liable personally to any Person, other than the Trust or a Shareholder, to the extent provided above, for any act, omission, or obligation of the Trust or any Trustee thereof.

The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against: (a) any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust; and (b) and (b) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative; provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct").
Personal Liability of Shareholders	None.	None.
Right of Inspection

Maintenance and inspection of Share Register. The Trust shall keep at its offices or at the office of its transfer or other duly authorized agent, records of its Shareholders, that provide the names and addresses of all Shareholders and the number, Series and Classes, if any, of Shares held by each Shareholder. Such records may be inspected during the Trust's regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder's interest as a Shareholder. A separate and distinct share register shall be maintained for each Series.

Maintenance and inspection of Declaration of Trust. The Trust shall keep at its offices the original or a copy of the Declaration of Trust and these Bylaws, as amended or restated from time to time, where they may be inspected during the Trust's regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder's interest as a Shareholder.

Maintenance and inspection of other records. The accounting books and records and minutes of proceedings of the Shareholders, the Board, any committee of the Board or any advisory committee shall be kept at such place or places designated by the Board or, in the absence of such designation, at the offices of the Trust. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. Separate and distinct books and records shall be maintained for each Series.

The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Series and Class or any of them shall be open to the inspection of the shareholders of any Series or Class; and no shareholder shall have any right of inspecting any account or book or document of the Trust except that, to the extent such account or book or document relates to the Series or Class in which he is a Shareholder or the Trust generally, such Shareholder shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the Shareholders of the relevant Series or Class.
Liquidation and Dissolution	The Trust or Series may be dissolved upon the vote of the holders of not less than a majority of the Shares of the Trust or Series, respectively, cast.	None.
Number of Authorized Shares; Par Value	Unlimited, no par value.	Unlimited, no par value.
Shareholder Proxies	Every Shareholder entitled to vote for Trustees or on any other matter that may properly come before the meeting shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by the Shareholder and filed with the secretary of the Trust; PROVIDED, that an alternative to the execution of a written proxy may be permitted. A proxy shall be deemed executed if the Shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic or electronic transmission (as defined in Section 3806 of the DSTA) or otherwise) by the Shareholder or the Shareholder's attorney-in-fact. A valid proxy that does not state that it is irrevocable shall continue in full force and effect unless revoked by the Shareholder executing it, or using one of the permitted alternatives to execution, described in the next paragraph, by a written notice delivered to the secretary of the Trust prior to the exercise of the proxy or by the Shareholder's attendance and vote in person at the meeting; PROVIDED, HOWEVER, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise expressly provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware.	Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder’s name on a proxy or authorizing another to act as the shareholder’s agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.
Trustee Power to Amend Organizational Documents

The Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the Board of Trustees and, to the extent required by the Declaration of Trust or the 1940 Act, by approval of such amendment by the Shareholders in accordance with Article III, Section 6 and Article V. Any such restatement thereof and/or amendment hereto shall be effective immediately upon execution and, if applicable, Shareholder approval or upon such future date and time as may be stated therein. The Certificate of Trust shall be restated and/or amended at any time by the Board of Trustees, without Shareholder approval, to correct any inaccuracy contained therein. Any such restatement and/or amendment of the Certificate of Trust shall be executed by at least one Trustee and shall be effective immediately upon its filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

The Bylaws may be amended, restated or repealed or new Bylaws may be adopted by a vote of the Board as set forth in Article IV, Section 3(c) of the Declaration of Trust; or pursuant to Article VIII, Section 2(a) of the Declaration of Trust and Section 3815(f) of the DSTA.

All rights granted to the Shareholders under the Declaration of Trust are granted subject to the reservation of the right to amend the Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of the Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to the Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by an instrument signed in writing by a majority of the then Trustees ( or by any officer of the Trust pursuant to the vote of a majority of such Trustees) when authorized to do so by the vote of the Shareholders holding a majority of the Shares entitled to vote. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate ( which may be a part of such instrument) executed by a Trustee or officer to the effect that such amendment has been duly adopted. Copies of the amendment to the Declaration of Trust shall be filed as specified in Section 5 of Article XII of the Declaration of Trust. A restated Declaration of Trust, integrating into a single instrument all of the provisions of the Declaration of Trust which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall be effective upon filing as specified in Section 5.

The By-Laws may be amended by a majority vote of all of the Trustees.

Involuntary Redemption of Accounts	At the option of the Board of Trustees, the Trust, or the applicable Series thereof, from time to time, without the vote of the Shareholders but subject to the 1940 Act, may redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established, from time to time, by the Board of Trustees.	The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder's account for their then current net asset value and promptly make payment to the shareholder (which payment may be reduced by any applicable redemption charge or deferred sales charge), if (a) at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion, (b) at any time a Shareholder fails to furnish certified Social Security or Tax Identification Numbers, or (c) at any time the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the other Shareholders or the Trust or any Series or Class thereof.

[1] CFROI is a registered trademark of CSFB Holt.

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 6, 2019

RELATING TO THE ACQUISITION OF THE ASSETS OF

PNC BALANCED ALLOCATION FUND

PNC MULTI-FACTOR ALL CAP FUND

PNC MULTI-FACTOR LARGE CAP GROWTH FUND

PNC MULTI-FACTOR SMALL CAP GROWTH FUND

PNC MULTI-FACTOR SMALL CAP CORE FUND

PNC MULTI-FACTOR SMALL CAP VALUE FUND

PNC SMALL CAP FUND

each a series of PNC Funds

(the “PNC Funds”)

One East Pratt Street – 5th Floor

Baltimore, MD 21202

Telephone No.: 1-800-622-3863

BY AND IN EXCHANGE FOR SHARES OF

FEDERATED MDT BALANCED FUND

FEDERATED MDT ALL CAP CORE FUND

FEDERATED MDT LARGE CAP GROWTH FUND

FEDERATED MDT SMALL CAP GROWTH FUND

FEDERATED MDT SMALL CAP CORE FUND

each a series of Federated MDT Series

(the “Federated Funds”)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

This Statement of Additional Information, dated September 6, 2019, is not a prospectus. A Prospectus/Proxy Statement, dated September 6, 2019, related to the proposed reorganizations (each a “Reorganization”) pursuant to which a Federated Fund would acquire all or substantially all of the assets (except certain deferred or prepaid expenses, and certain amounts reserved for payment of a PNC Fund’s liabilities recorded on the PNC Fund’s books) of a corresponding PNC Fund as set forth in the chart below, in exchange for the shares of the applicable share class(es) of the Federated Fund to be distributed pro rata to shareholders of the corresponding class(es) by the corresponding PNC Fund, in complete liquidation, dissolution and termination of the PNC Fund.

If you own shares of:	You will receive shares of:
PNC Balanced Allocation Fund Class A Class C Class I	Federated MDT Balanced Fund Class A Class C Institutional Shares
PNC Multi-Factor All Cap Fund Class A Class C Class I	Federated MDT All Cap Core Fund Class A Class C Institutional Shares
PNC Multi-Factor Large Cap Growth Fund Class A Class C Class I	Federated MDT Large Cap Growth Fund Class A Class C Institutional Shares
PNC Multi-Factor Small Cap Growth Fund Class A Class C Class I Class R6	Federated MDT Small Cap Growth Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Core Fund Class A Class C Class I Class R6	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Value Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares
PNC Small Cap Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares

The Prospectus/Proxy for the above-referenced matter may be obtained from Federated Investors Funds on behalf of the above-named Federated Funds, by writing or calling at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information (“SAI”) of Federated MDT Balanced Fund, dated September 30, 2018, as supplemented.
2.	Audited Financial Statements of Federated MDT Balanced Fund, dated July 31, 2018.
3.	Unaudited Financial Statements of Federated MDT Balanced Fund, dated January 31, 2019.
4.	Pro Forma Financial Information for the reorganization of PNC Balanced Allocation Fund, a series of PNC Funds, into Federated MDT Balanced Fund.

5.	SAI of Federated MDT All Cap Core Fund, dated September 30, 2018, as supplemented.
6.	Audited Financial Statements of Federated MDT All Cap Core Fund, dated July 31, 2018.
7.	Unaudited Financial Statements of Federated MDT All Cap Core Fund, dated January 31, 2019.[1]

8.	SAI of Federated MDT Large Cap Growth Fund, dated September 30, 2018, as supplemented.
9.	Audited Financial Statements of Federated MDT Large Cap Growth Fund, dated July 31, 2018.
10.	Unaudited Financial Statements of Federated MDT Large Cap Growth Fund, dated January 31, 2019.
11.	Pro Forma Financial Information for the reorganization of PNC Multi-Factor Large Cap Growth Fund, a series of PNC Funds, into Federated MDT Large Cap Growth Fund.

12.	SAI of Federated MDT Small Cap Growth Fund, dated September 30, 2018, as supplemented.
13.	Audited Financial Statements of Federated MDT Small Cap Growth Fund, dated July 31, 2018.
14.	Unaudited Financial Statements of Federated MDT Small Cap Growth Fund, dated January 31, 2019.
15.	Pro Forma Financial Information for the reorganization of PNC Multi-Factor Small Cap Growth Fund, a series of PNC Funds, into Federated MDT Small Cap Growth Fund.

16.	SAI of Federated MDT Small Cap Core Fund, dated September 30, 2018, as supplemented.
17.	Audited Financial Statements of Federated MDT Small Cap Core Fund, dated July 31, 2018.
18.	Unaudited Financial Statements of Federated MDT Small Cap Core Fund, dated January 31, 2019.
19.	Pro Forma Financial Information for the reorganization of each of PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Value Fund, and PNC Small Cap Fund, each a series of PNC Funds, into Federated MDT Small Cap Core Fund Reorganization.
20.	Pro Forma Financial Information for the reorganization of PNC Multi-Factor Small Cap Core Fund into Federated MDT Small Cap Core Fund.
21.	Pro Forma Financial Information for the reorganization of PNC Small Cap Fund into Federated MDT Small Cap Core Fund.[2]

22.	SAI of PNC Balanced Allocation Fund, dated September 28, 2018, as supplemented.
23.	Audited Financial Statements of PNC Balanced Allocation Fund, dated May 31, 2019.

24.	SAI of PNC Multi-Factor All Cap Fund, dated September 28, 2018, as supplemented.
25.	Audited Financial Statements of PNC Multi-Factor All Cap Fund, dated May 31, 2019.

26.	SAI of PNC Multi-Factor Large Cap Growth Fund, dated September 28, 2018, as supplemented.
27.	Audited Financial Statements of PNC Multi-Factor Large Cap Growth Fund, dated May 31, 2019.

28.	SAI of PNC Multi-Factor Small Cap Growth Fund, dated September 28, 2018, as supplemented.
29.	Audited Financial Statements of PNC Multi-Factor Small Cap Growth Fund, dated May 31, 2019.

30.	SAI of PNC Multi-Factor Small Cap Core Fund, dated September 28, 2018, as supplemented.
31.	Audited Financial Statements of PNC Multi-Factor Small Cap Core Fund, dated May 31, 2019.

32.	SAI of PNC Multi-Factor Small Cap Value Fund, dated September 28, 2018, as supplemented.
33.	Audited Financial Statements of PNC Multi-Factor Small Cap Value Fund, dated May 31, 2019.

34.	SAI of PNC Small Cap Fund, dated September 28, 2018, as supplemented.
35.	Audited Financial Statements of PNC Small Cap Fund, dated May 31, 2019.

INFORMATION INCORPORATED BY REFERENCE

Federated MDT Balanced Fund

Federated MDT All Cap Core Fund

Federated MDT Large Cap Growth Fund

Federated MDT Small Cap Growth Fund

Federated MDT Small Cap Core Fund

PNC Balanced Allocation Fund

PNC Multi-Factor All Cap Fund

PNC Multi-Factor Large Cap Growth Fund

PNC Multi-Factor Small Cap Growth Fund

PNC Multi-Factor Small Cap Core Fund

PNC Multi-Factor Small Cap Value Fund

PNC Small Cap Fund

The following documents are incorporated by reference into this SAI. Copies of the Federated Funds’ documents may be obtained at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400. Copies of the PNC Funds’ documents may be obtained at One East Pratt Street – 5th Floor, Baltimore, MD 21202 or by calling 1-800-622-3863.

1.	SAI dated September 30, 2018, each as supplemented, for the each of the Federated Funds (File Nos. 333-134468 and 811-21904).
2.	Annual Report dated July 31, 2018 for the each of the Federated Funds (File No. 811-21904).
3.	Semiannual Report dated January 31, 2019 for the each of the Federated Funds (File No. 811-21904).
4.	SAI dated September 28, 2018, each as supplemented for each of the PNC Funds (File Nos. 033-00488 and 811-04416).
5.	Annual Report dated May 31, 2019 for each of the PNC Funds (File No. 811-04416).

PRO FORMA FINANCIAL INFORMATION

Federated MDT Balanced Fund

PNC Balanced Allocation Fund

Federated MDT Large Cap Growth Fund

PNC Multi-Factor Large Cap Growth Fund

Federated MDT Small Cap Growth Fund

PNC Multi-Factor Small Cap Growth Fund

Federated MDT Small Cap Core Fund

PNC Multi-Factor Small Cap Core Fund

PNC Multi-Factor Small Cap Value Fund

PNC Small Cap Fund

Federated MDT Small Cap Core Fund

PNC Multi-Factor Small Cap Core Fund

Federated MDT Small Cap Core Fund

PNC Small Cap Fund

The PNC Funds and the Federated Funds (collectively, the “Funds) are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end diversified management investment companies. The PNC Funds are advised by PNC Capital Advisors, LLC and the Federated Funds are advised by Federated MDTA LLC (“Federated Funds Adviser”).

The unaudited pro forma information provided herein should be read in conjunction with the historical financial statements of the PNC Funds (included in the PNC Fund’s Annual Report for the fiscal year ended May 31, 2019) and each Federated Fund’s Annual Report for the fiscal year ended July 31, 2018 and Semi-Annual Report for the six months ended January 31, 2019, which are on file with the SEC and are available at no charge. The Funds follow generally accepted accounting principles (GAAP) in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

Narrative Description of the Pro Forma Effects of each Reorganization

The unaudited pro forma information set forth below for the twelve months ended January 31, 2019, is intended to present expense ratios and supplemental data as if each Reorganization of a PNC Fund into the corresponding Federated Fund had been consummated on February 1, 2018. Each Reorganization is intended to consolidate the PNC Fund with a corresponding Federated Fund with generally substantially similar investment objectives, principal investment strategies and limitations, and risks that are generally substantially similar in many respects. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

Each Agreement and Plan of Reorganization provides that the PNC Funds and the Federated Funds will not bear any reorganization expenses associated with their participation in the Reorganizations, except as contemplated in Article IX of the Agreement and Plan of Reorganization. The Federated Funds Adviser, or its affiliates, and/or the PNC Funds Adviser, or its affiliates, will bear certain expenses associated with Federated Funds’ and PNC Funds’ participation in the Reorganizations. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the prospectus/proxy statement on Form N-14; (b) postage; (c) printing; (d) legal and accounting fees incurred in connection with the preparation of the prospectus/proxy statement on Form N-14; (e) solicitation costs of the transaction; and (f) other related administrative or operational costs.

It is anticipated that no significant accounting policies will change as a result of the Reorganization, specifically policies regarding securities valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

PNC Balanced Allocation Fund - Federated MDT Balanced Fund

Federated MDT Balanced Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. PNC Balanced Allocation Fund offers three classes of shares: Class A Shares, Class C Shares and Class I Shares. The Reorganization provides for the proposed exchange of assets of Class A Shares, Class C Shares and Class I Shares of PNC Balanced Allocation Fund for Class A Shares, Class C Shares and Institutional Shares of Federated MDT Balanced Fund, respectively. Under GAAP, Federated MDT Balanced Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be a tax-free reorganization under the Code. No gain or loss is expected to be recognized by PNC Balanced Allocation Fund or its shareholders as a result of the Reorganization.

PNC Multi-Factor Large Cap Growth Fund - Federated MDT Large Cap Growth Fund

Federated MDT Large Cap Growth Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Institutional Shares. PNC Multi-Factor Large Cap Growth Fund offers three classes of shares: Class A Shares, Class C Shares and Class I Shares. The Reorganization provides for the proposed exchange of assets of Class A Shares, Class C Shares and Class I Shares of PNC Multi-Factor Large Cap Growth Fund for Class A Shares, Class C Shares, and Institutional Shares of Federated MDT Large Cap Growth Fund, respectively. Under GAAP, Federated MDT Large Cap Growth Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be a tax-free reorganization under the Code. No gain or loss is expected to be recognized by PNC Multi-Factor Large Cap Growth Fund or its shareholders as a result of the Reorganization.

PNC Multi-Factor Small Cap Growth Fund - Federated MDT Small Cap Growth Fund

Federated MDT Small Cap Growth Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. PNC Multi-Factor Small Cap Growth Fund offers four classes of shares: Class A Shares, Class C Shares, Class I Shares and Class R6 Shares. The Reorganization provides for the proposed exchange of assets of Class A Shares, Class C Shares, Class I Shares and Class R6 Shares of PNC Multi-Factor Small Cap Growth Fund for Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares of Federated MDT Small Cap Growth Fund, respectively. Under GAAP, Federated MDT Small Cap Growth Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be a tax-free reorganization under the Code. No gain or loss is expected to be recognized by PNC Multi-Factor Small Cap Growth Fund or its shareholders as a result of the Reorganization.

PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Value Fund, PNC Small Cap Fund - Federated MDT Small Cap Core Fund

Federated MDT Small Cap Core Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. PNC Multi-Factor Small Cap Value Fund and PNC Small Cap Fund each offers three classes of shares: Class A Shares, Class C Shares, and Class I Shares. PNC Multi-Factor Small Cap Core Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. The Reorganization provides for the proposed exchange of assets of Class A Shares, Class C Shares, and Class I Shares of PNC Small Cap Fund and PNC Multi-Factor Small Cap Value Fund for Class A Shares, Class C Shares, and Institutional Shares of Federated MDT Small Cap Core Fund, respectively, and for Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares of PNC Multi-Factor Small Cap Core Fund for Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares of Federated MDT Small Cap Core Fund, respectively. Under GAAP, Federated MDT Small Cap Core Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be a tax-free reorganization under the Code. No gain or loss is expected to be recognized by PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Value Fund, PNC Small Cap Fund or their shareholders as a result of the Reorganization.

PNC Multi-Factor Small Cap Core Fund - Federated MDT Small Cap Core Fund

Federated MDT Small Cap Core Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. PNC Multi-Factor Small Cap Core Fund offers four classes of shares: Class A Shares, Class C Shares, Class I Shares and Class R6 Shares. The Reorganization provides for the proposed exchange of assets of Class A Shares, Class C Shares, Class I Shares and Class R6 Shares of PNC Multi-Factor Small Cap Core Fund for Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares of Federated MDT Small Cap Core Fund, respectively. Under GAAP, Federated MDT Small Cap Core Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be a tax-free reorganization under the Code. No gain or loss is expected to be recognized by PNC Multi-Factor Small Cap Core Fund or its shareholders as a result of the Reorganization.

PNC Small Cap Fund - Federated MDT Small Cap Core Fund

Federated MDT Small Cap Core Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. PNC Small Cap Fund offers three classes of shares: Class A Shares, Class C Shares, and Class I Shares. The Reorganization provides for the proposed exchange of assets of Class A Shares, Class C Shares, and Class I Shares of PNC Small Cap Fund for Class A Shares, Class C Shares, and Institutional Shares of Federated MDT Small Cap Core Fund, respectively. Under GAAP, Federated MDT Small Cap Core Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be a tax-free reorganization under the Code. No gain or loss is expected to be recognized by PNC Small Cap Fund or its shareholders as a result of the Reorganization.

Portfolio Valuation

In calculating net asset value (NAV), each Federated Fund generally values investments as follows:

■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Federated Fund’s Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Federated Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Federated Fund's valuation policies and procedures, the Federated Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Federated Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Federated Fund determines its NAV per share.

Fair Valuation Procedures

The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Federated Funds, the Federated Funds Adviser and certain of the Federated Funds Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Federated Funds Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.

Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The respective Federated Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The respective Federated Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

Significant Events Procedures

Federated MDT Balanced Fund

With respect to the Federated MDT Balanced Fund, The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Federated Funds Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of Federated MDT Balanced Fund. For other significant events, Federated MDT Balanced Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, Federated MDT Balanced Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.

Pro Forma Adjustments

PNC Balanced Allocation Fund - Federated MDT Balanced Fund

As of January 31, 2019, PNC Balanced Allocation Fund’s net assets amounted to approximately $17.4 million and Federated MDT Balanced Fund’s net assets amounted to approximately $149.9 million. The expected net assets of the combined fund, had the Reorganization been consummated on February 1, 2018, are approximately $167 million.

At January 31, 2019, PNC Balanced Allocation Fund and Federated MDT Balanced Fund each paid investment advisory fees computed at the annual rate of 0.75%, as a percentage of average daily net assets.

On a pro forma basis, for the twelve months ended January 31, 2019, the proposed Reorganization of Federated MDT Balanced Fund and PNC Balanced Allocation Fund would have resulted in a decrease in gross operating expenses of approximately $200,000, the most significant of which are decreases of approximately $40,000 in transfer agent fees, $50,000 in professional fees and $50,000 in registration fees due to the combining of two portfolios into one. Total net operating expenses would show a slight increase due to the slightly higher expense ratios on certain of the Federated MDT Balanced Fund classes. On a pro forma basis, the combined fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain voluntary expense caps. With respect to Federated MDT Balanced Fund, the Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. As described in the most recent prospectus, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by the Federated MDT Balanced Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.31%, 2.06%, 1.06% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2019; or (b) the date of the Fund’s next effective prospectus. While the Federated Funds Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the closing date of the Reorganization.

PNC Multi-Factor Large Cap Growth Fund - Federated MDT Large Cap Growth Fund

As of January 31, 2019, PNC Multi-Factor Large Cap Growth Fund’s net assets amounted to approximately $96.3 million and Federated MDT Large Cap Growth Fund’s net assets amounted to approximately $109.5 million. The expected net assets of the combined Fund, had the Reorganization been consummated on February 1, 2018, are approximately $206 million.

At January 31, 2019, PNC Multi-Factor Large Cap Growth Fund and Federated MDT Large Cap Growth Fund paid investment advisory fees computed at the annual rate of 0.55% and 0.75%, respectively, as a percentage of average daily net assets.

On a pro forma basis, for the twelve months ended January 31, 2019, the proposed Reorganization of Federated MDT Large Cap Growth Fund and PNC Multi-Factor Large Cap Growth Fund would have resulted in an increase in net operating expenses of approximately $430,000, due to the currently higher expense ratios of Federated MDT Large Cap Growth Fund. The most significant increased expense is an increase of approximately $200,000 in the investment advisory fee based on Federated MDT Large Cap Growth Fund’s fee structure, while the combining of two portfolios into one, resulted in reductions of approximately $50,000 in professional fees and $90,000 in transfer agency fees. Although total net expenses increased, as a result of being able to spread certain fixed costs over a larger asset base of the pro forma combined Fund, Federated MDT Large Cap Growth Fund’s pro forma expense ratios would actually decrease by approximately 0.15%. If expenses should rise, the Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. As described in the most recent prospectus, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.51%, 2.26%, 2.26% and 1.26% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2019; or (b) the date of the Federated MDT Large Cap Growth Fund’s next effective prospectus. While the Federated Funds Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. Subject to, and upon the closing of this Reorganization, the Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses so that total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Federated MDT Large Cap Growth Fund, if any) paid by the Fund’s A class, C class, and IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.99%, 1.74% and 0.74%, respectively (the “New Fee Limit”). If this Reorganization is approved, the Termination Date of the New Fee Limit will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the Closing Date.

PNC Multi-Factor Small Cap Growth Fund - Federated MDT Small Cap Growth Fund

As of January 31, 2019, PNC Multi-Factor Small Cap Growth Fund’s net assets amounted to approximately $143.8 million and Federated MDT Small Cap Growth Fund’s net assets amounted to approximately $700.3 million. The expected net assets of the combined Fund, had the Reorganization been consummated on February 1, 2018, are approximately $844 million.

At January 31, 2019, PNC Multi-Factor Small Cap Growth Fund and Federated MDT Small Cap Growth Fund paid investment advisory fees computed at the annual rate of 0.75% and 0.80%, respectively, as a percentage of average daily net assets.

On a pro forma basis, for the twelve months ended January 31, 2019, the proposed Reorganization of Federated MDT Small Cap Growth Fund and PNC Multi-Factor Small Cap Growth Fund would have resulted in an increase in net operating expenses of approximately $50,000. While a decrease of approximately $74,000 in professional fees, $56,000 in registration expenses and $70,000 in transfer agent fees would have resulted due to the combining of two portfolios into one, the investment advisory fee would have increased $225,000 due to the higher fee structure on the Federated MDT Small Cap Growth Fund for the period presented. On a pro forma basis, the combined Fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain voluntary expense caps. With respect to Federated MDT Small Cap Growth Fund, the Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. As described in the most recent prospectus, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by the Federated MDT Small Cap Growth Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.88%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2019; or (b) the date of the Fund’s next effective prospectus. While the Federated Funds Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the closing date of the Reorganization.

PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Value Fund, PNC Small Cap Fund - Federated MDT Small Cap Core Fund

As of January 31, 2019, PNC Small Cap Fund’s, PNC Multi-Factor Small Cap Value Fund’s and PNC Multi-Factor Small Cap Core Fund’s, net assets amounted to approximately $376.9 million, $21.4 million and $402.7 million, respectively and Federated MDT Small Cap Core Fund’s net assets amounted to approximately $918.9 million. The expected net assets of the combined Fund, had the Reorganization been consummated on February 1, 2018, are approximately $1.67 billion.

At January 31, 2019, PNC Small Cap Fund, PNC Multi-Factor Small Cap Value Fund, PNC Multi-Factor Small Cap Core Fund and Federated MDT Small Cap Core Fund paid investment advisory fees computed at the annual rate of 0.90%, 0.75%, 0.75% and 0.80%, respectively, as a percentage of average daily net assets.

On a pro forma basis, for the twelve months ended January 31, 2019, the proposed Reorganization of Federated MDT Small Cap Core Fund and the respective PNC Funds would have resulted in a decrease in net operating expenses of approximately $360,000 due to the effect of the expense limits in place for Federated MDT Small Cap Core that maintains the Fund’s expense ratios. While investment advisory fees would have increased $640,000 during the period presented due to the Federated MDT Small Cap Core Fund’s fee structure, decreases of $310,000 in professional fees, $216,000 in share registration and $131,000 in printing and postage would have resulted from the combining of two portfolios into one. Additionally, on a pro forma basis, the combined Fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain voluntary expense caps. With respect to Federated MDT Small Cap Core Fund, the Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. As described in the most recent prospectus, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by Federated MDT Small Cap Core Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed1.13%, 1.88%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2019; or (b) the date of the Fund’s next effective prospectus. While the Federated Funds Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the closing date of the Reorganization.

PNC Multi-Factor Small Cap Core Fund - Federated MDT Small Cap Core Fund

As of January 31, 2019, PNC Multi-Factor Small Cap Core Fund’s net assets amounted to approximately $402.7 million and Federated MDT Small Cap Core Fund’s net assets amounted to approximately $918.9 million. The expected net assets of the combined Fund, had the Reorganization been consummated on February 1, 2018, are approximately $1.32 billion.

At January 31, 2019, PNC Multi-Factor Small Cap Core Fund and Federated MDT Small Cap Core Fund paid investment advisory fees computed at the annual rate of 0.75% and 0.80%, respectively, as a percentage of average daily net assets.

On a pro forma basis, for the twelve months ended January 31, 2019, the proposed Reorganization of Federated MDT Small Cap Core Fund and PNC Multi-Factor Small Cap Core Fund would have resulted in an increase in net operating expenses of approximately $145,000, the most significant of which is an increase of approximately $580,000 in the investment advisory fee due to the Federated MDT Small Cap Core Fund’s fee structure during the period presented. Due to the combining of two portfolios into one, there are reductions of approximately $90,000 in share registration, $130,000 in professional fees and $140,000 in transfer agency fees. On a pro forma basis, the combined Fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain voluntary expense caps. With respect to Federated MDT Small Cap Core Fund, the Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. As described in the most recent prospectus, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.88%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2019; or (b) the date of the Fund’s next effective Prospectus. While the Federated Funds Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the closing date of the Reorganization.

PNC Small Cap Fund - Federated MDT Small Cap Core Fund

As of January 31, 2019, PNC Small Cap Fund’s net assets amounted to approximately $376.9 million and Federated MDT Small Cap Core Fund’s net assets amounted to approximately $918.9 million. The expected net assets of the combined Fund, had the Reorganization been consummated on February 1, 2018, are approximately $1.24 billion.

At January 31, 2019, PNC Small Cap Fund and Federated MDT Small Cap Core Fund paid investment advisory fees computed at the annual rate of 0.90% and 0.85%, respectively, as a percentage of average daily net assets.

On a pro forma basis, for the twelve months ended January 31, 2019, the proposed Reorganization of Federated MDT Small Cap Core Fund and PNC Small Cap Fund would have resulted in a decrease in net operating expenses of approximately $480,000 to maintain Federated MDT Small Cap Core Fund’s current expense ratios. Decreases of $135,000 in professional fees, $84,000 in share registration and $67,000 in printing and postage would have resulted from the combining of two portfolios into one. Additionally, on a pro forma basis, the combined fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain voluntary expense caps. With respect to Federated MDT Small Cap Core Fund, the Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. As described in the most recent prospectus, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by Federated MDT Small Cap Core Fund, if any) paid by the Fund’s Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.88%, 0.88% and 0.87% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) October 1, 2019; or (b) the date of the Fund’s next effective Prospectus. While the Federated Funds Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the closing date of the Reorganization.

Tax Status

Each Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. After each respective Reorganization, each Federated Fund intends to continue to qualify as a regulated investment company by complying with the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code, including by distributing to shareholders each year substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), net realized capital gain and net tax-exempt income, if any. Accordingly, no provision for federal income tax is necessary. In addition, prior to each Reorganization, each PNC Fund will declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization.

The Funds’ cost of investments for both financial accounting purposes does not differ significantly from such cost for federal income tax purposes. For Federated MDT Balanced Fund and Federated MDT Large Cap Growth Fund, any differences are primarily the result of wash sales and non-taxable dividends. For Federated MDT Small Cap Growth Fund, any differences are primarily the result of wash sales and return of capital adjustments on securities held. For Federated MDT Small Cap Core Fund, any differences are primarily the result of wash sales.

Capital Loss Carryforwards

As of January 31, 2019, neither the PNC Funds nor the Federated Funds had any capital loss carryforwards available to offset future net realized capital gains.

FEDERATED MDT BALANCED FUND

FEDERATED MDT ALL CAP CORE FUND

FEDERATED MDT LARGE CAP GROWTH FUND

FEDERATED MDT SMALL CAP GROWTH FUND

FEDERATED MDT SMALL CAP CORE FUND

each a series of Federated MDT Series

Investment Adviser

125 High Street

Oliver Tower

21st Floor

Boston, MA 02110-2704

Administrator and Distributor

1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222

PNC BALANCED ALLOCATION FUND

PNC MULTI-FACTOR ALL CAP FUND

PNC MULTI-FACTOR LARGE CAP GROWTH FUND

PNC MULTI-FACTOR SMALL CAP GROWTH FUND

PNC MULTI-FACTOR SMALL CAP CORE FUND

PNC MULTI-FACTOR SMALL CAP VALUE FUND

PNC SMALL CAP FUND

each a series of PNC Funds

Investment Adviser and Co-Administrator
PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Co-Administrator

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Distributor

PNC Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland ,ME 04101

[1] Pro forma financial information is not included for the reorganization of PNC Multi-Factor All Cap Fund, a series of PNC Funds (“PNC Multi-Factor All Cap Fund”), into Federated MDT All Cap Core Fund because the net asset value of PNC Multi-Factor All Cap Fund does not exceed 10% of Federated MDT All Cap Core Fund’s net asset value as of July 10, 2019.

[2] Pro forma financial information is not included for the reorganization of PNC Multi-Factor Small Cap Value Fund into Federated MDT Small Cap Core Fund because the net asset value of PNC Multi-Factor Small Cap Value Fund does not exceed 10% of Federated MDT Small Cap Core Fund’s net asset value as of July 10, 2019.

PART C. OTHER INFORMATION.

Item 15. Indemnification

Indemnification is provided to Officers and Trustees of the Registrant pursuant to the Registrant's By-Laws, as amended. This includes indemnification against: (a) any liabilities or expenses incurred in connection with the defense or disposition of any action, suit or proceeding in which an Officer or Trustee may be or may have been involved; and (b) any liabilities and expenses incurred by an Officer or Trustee as a result of having provided personally identifiable information to a regulator or counterparty by or with whom the Registrant (or its series, as applicable) is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty.

The Investment Advisory Contract, and Sub-advisory Agreement as applicable, (collectively, “Advisory Contracts”) between the Registrant and the investment adviser, and sub-adviser as applicable, (collectively, “Advisers”) of its series, provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Advisory Contracts on the part of the Advisers, Advisers shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Registrant’s distribution contract contains provisions limiting the liability, and providing for indemnification, of the Officers and Trustees under certain circumstances.

Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the By-Laws, as amended, or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the By-Laws, as amended, or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the By-Laws, as amended, or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification

Item 16. Exhibits

Exhibit Number	DESCRIPTION

(1)
	1.1	Conformed copy of Declaration of Trust of the Registrant;	(1)
	1.2	Conformed copy of Amendment No. 1 of the Declaration of Trust;	(5)
	1.3	Conformed copy of Amendment No. 2 of the Declaration of Trust;	(6)
	1.4	Conformed copy of Amendment No. 3 of the Declaration of Trust;	(8)
	1.5	Conformed copy of Amendment Nos. 4, 5 and 6 to the Declaration of Trust;	(11)
	1.6	Conformed copy of Amendment No. 7 to the Declaration of Trust;	(12)
	1.7	Conformed copy of Amendment No. 8 to the Declaration of Trust;	(18)
	1.8	Conformed copy of Amendment No. 9 to the Declaration of Trust;	(19)
	1.9	Conformed copy of Amendment No. 10 to the Declaration of Trust;	(20)
	1.10	Conformed copy of Amendment No. 11 to the Declaration of Trust;	(22)

(2)
	2.1	Copy of Bylaws	(1)
	2.2	Copy of Amendment #1 to the Bylaws dated June 1, 2013	(17)
	2.3	Copy of Amendment #2 to the Bylaws dated August 17, 2018	(22)

(3)	Not applicable

(4)	Forms of Agreements and Plan of Reorganization are filed herein as Annex A to the Prospectus/Proxy Statement	+

(5)
As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.

(6)
	6.1	Form of Investment Advisory Contract of the Registrant;	(2)
	6.2	Conformed copy of Investment Advisory Contract Letter Agreement	(4)
	6.3	Conformed copy of Investment Advisory Contract on behalf of the Registrant which includes Exhibits A through H;	(5)
	6.4	Conformed copy of Subadvisory Agreement for Federated MDT Balanced Fund which includes Exhibit A;	(9)
	6.5	Conformed copy of Exhibit I to the Investment Advisory Contract;	(8)
	6.6	Conformed copy of Amendment #1 and #2 to Exhibit E of the Investment Advisory Contract;	(22)

(7)
	7.1	Conformed copy of Distributor’s Contract of the Registrant;	(3)
	7.2	Conformed copy of Distributor’s Contract of the Registrant with Exhibits A through D;	(5)
	7.3	Conformed copy of Distributor’s Contract for Class B Shares of the Registrant;	(5)
	7.4	Conformed copy of Exhibits E through H of the Distributor’s Contract;	(8)
	7.5	Conformed copy of Amendment 1 to Exhibit B of the Registrant’s Distributor’s Contract;	(8)
	7.6	Conformed copy of Exhibit I and J to the Distributor’s Contract of the Registrant;	(19)
	.	Conformed copy of Exhibit K to the Distributor’s contract of the Registrant	(21)

(8)	Not applicable

(9)
	9.1	Conformed copy of Custodian Agreement of the Registrant;	(3)
	9.2	Conformed copy of Custodian Schedule;	(3)
	9.3	Conformed copy of Custodian Schedule;	(5)
	9.4	Conformed copy of Custodian Agreement Exhibit 1 (revised as of 6/22/07);	(6)
	9.5	Conformed copy of Amendment 4 and 5 to Custodian Agreement;	(12)

(10)
	10.1	Conformed copy of Distribution Plan of the Registrant;	(3)
	10.2	Conformed copy of Distribution Plan with Exhibits A through D attached;	(5)
	10.3	Conformed copy of Distribution Plan of the Registrant for Class B Shares;	(5)
	10.4	Conformed copy of Exhibits D, E and F of the Distribution Plan of the Registrant;	(8)
	10.5	Conformed copy of Amendment 1 to Exhibit A to the Distribution Plan of the Registrant;	(8)

(11)	Conformed Copy of Opinion and Consent of Counsel Regarding the Legality of Shares being Issued	+

(12)	Form of Opinion regarding Tax Consequences of the Reorganization	+

(13)
	13.1	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);
	13.2	Conformed copy of Agreement for Administrative Services between Registrant and Federated Administrative Services with Exhibit 1 and Amendments 1 through 4 attached;	(5)
	13.3	The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23(h)(viii)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 28, 2006 (File Nos. 33-60411 and 811-07309);
	13.4	Conformed copy of Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company including First Amendment and Schedule A;	(5)
	13.5	The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, from Item 23 (h) (ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843);
	13.6	Conformed copy of Financial Administration and Accounting Services Agreement between Registrant and State Street Bank and Trust Company;	(5)
	13.7	Conformed copy of Amended and Restated Services Agreement between Registrant and Federated Shareholder Services Company;	(5)
	13.8	Conformed copy of Principal Shareholder Services Agreement between Registrant and Federated Securities Corp.;	(5)
	13.9	Conformed copy of Shareholder Services Agreement between Registrant and Federated Shareholder Services Company;	(5)
	13.10	Copy of revised Exhibit 1 to the Agreement for Administrative Services;	(8)
	13.11	Copy of revised Exhibit A to the Financial Administration and Accounting Services Agreement;	(8)
	13.12	Copy of the revised Schedule A to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company;	(8)
	13.13	Copy of Amendment to Transfer Agency and Service Agreement between State Street Bank and the Registrant with revised Schedule A;	(10)
	13.14	Conformed copy of Financial Administration and Accounting Services Agreement dated March 1, 2011;
	13.15	Conformed copy of Amended and Restated Agreement for Administrative Services dated September 1, 2012	(13)
	13.16	Conformed copy of Financial Administration and Accounting Services Agreement dated March 1, 2015;	(16)
	13.17	Conformed copy of Schedule 1 to the Amended and Restated Services Agreement between Registrant and Federated Shareholder Services Company revised September 1, 2016;	(19)
	13.18	Conformed copy of Second Amended and Restated Agreement for Administrative Services dated September 1, 2017;	(21)

(14)
	14.1	Conformed copy of Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm;	+
	14.2	Conformed copy of Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm;	+

(15)	Not Applicable

(16)
	16.1	Conformed copy of Unanimous Consent of Trustees for Federated MDT All Cap Core Fund;	+
	16.2	Conformed copy of Power of Attorney of the Registrant for Federated MDT All Cap Core Fund;	+
	16.3	Conformed copy of Unanimous Consent of Trustees for Federated MDT Balanced Fund;	+
	16.4	Conformed copy of Power of Attorney of the Registrant for Federated MDT Balanced Fund;	+
	16.5	Conformed copy of Unanimous Consent of Trustees for Federated MDT Large Cap Growth Fund;	+
	16.6	Conformed copy of Power of Attorney of the Registrant for Federated MDT Large Cap Growth Fund;	+
	16.7	Conformed copy of Unanimous Consent of Trustees for Federated MDT Small Cap Core Fund-1;	+
	16.8	Conformed copy of Power of Attorney of the Registrant for Federated MDT Small Cap Core Fund-2;	+
	16.9	Conformed copy of Unanimous Consent of Trustees for Federated MDT Small Cap Core Fund-1;	+
	16.10	Conformed copy of Power of Attorney of the Registrant for Federated MDT Small Cap Core Fund-2;	+
	16.11	Conformed copy of Unanimous Consent of Trustees for Federated MDT Small Cap Core Fund-3;	+
	16.12	Conformed copy of Power of Attorney of the Registrant for Federated MDT Small Cap Core Fund-3;	+
	16.13	Conformed copy of Unanimous Consent of Trustees for Federated MDT Small Cap Growth Fund;	+
	16.14	Conformed copy of Power of Attorney of the Registrant for Federated MDT Small Cap Growth Fund;	+

(17)
	17.1	Form of Ballot Federated MDT All Cap Core Fund	+
	17.2	Form of Ballot Federated MDT Balanced Fund	+
	17.3	Form of Ballot Federated MDT Large Cap Growth Fund	+
	17.4	Form of Ballot Federated MDT Small Cap Growth Fund	+
	17.5	Form of Ballot Federated MDT Small Cap Core Fund-1	+
	17.6	Form of Ballot Federated MDT Small Cap Core Fund-2	+
	17.7	Form of Ballot Federated MDT Small Cap Core Fund-3	+

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 333-134468 and 811-21904)
1	Initial Registration Statement filed May 25, 2006.
2	Pre-effective Amendment No. 1 filed July 27, 2006.
3	Pre-effective Amendment No. 2 filed August 8, 2006.
4	PEA No. 1 filed November 29, 2006
5	PEA No. 3 filed March 28, 2007
6	PEA No. 4 filed September 28, 2007
7	PEA No. 5 filed December 17, 2007
8	PEA No. 7 filed February 22, 2008
9	PEA No. 8 filed September 29, 2008
10	PEA No. 9 filed September 28, 2009
11	PEA No. 10 filed November 5, 2010
12	PEA No. 12 filed September 27, 2011
13	PEA No. 14 filed September 26, 2012
14	PEA No. 16 filed September 26, 2013
15	PEA No. 18 filed September 25, 2014
16	PEA No. 20 filed September 25, 2015
17	PEA No. 22 filed April 13, 2016
18	PEA No. 23 filed June 23, 2016
19	PEA No. 25 filed October 27, 2016
20	PEA No. 27 filed on March 29, 2017
21	PEA No. 29 filed on September 26, 2017

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 prior to the closing date of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Federated MDT Series has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 7th day of August, 2019.

FEDERATED MDT SERIES
BY: /s/ George F. Magera George F. Magera, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ George F. Magera George F. Magera Assistant Secretary	Attorney In Fact For the Persons Listed Below	August 7, 2019
J. Christopher Donahue *	President and Trustee (Principal Executive Officer)
Lori A. Hensler*	Treasurer (Principal Financial Officer/Principal Accounting Officer)
John B. Fisher*	Trustee
John T. Collins*	Trustee
G. Thomas Hough*	Trustee
Maureen Lally-Green*	Trustee
Charles F. Mansfield, Jr.*	Trustee
Thomas O’Neill*	Trustee
P. Jerome Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney